Exhibit 10.19
CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AWARD/CONTRACT		1.	THIS CONTRACT IS A RATED ORDER		▶	RATING	Page 1 of ____
			UNDER DPAS (15 CFR 700)			DOA2

2.	CONTRACT (Proc. Inst. Ident.) No.	3.	EFFECTIVE DATE	4.	REQUISITION/PURCHASE REQUEST/PROJECT NO.
	W58RGZ-04-C-0025		2004JAN02		MT 0139 00

5.	ISSUED BY	Code	W58RGZ	6.	ADMINISTERED BY (If Other Than Item 5)		Code	S0512A
US ARMY AVIATION & MISSILE COMMAND				DCMA LOS ANGELES
AMSAM-AC-CM-A				16111 PLUMMER STREET
MICHAEL DWYER (256) 313-4182				BLDG 10, 2ND FLOOR
REDSTONE ARSENAL AL 35898-5280				SEPULVEDA, CA 91343

e-mail address: MICHAEL.DWYER@PEOAVK.REDSTONE.ARMY.MIL					SCD a	PAS none	ADP PT hq0339

7.	NAME AND ADDRESS OF CONTRACTOR (No. Street, City, County, State and Zip Code)		8.	DELIVERY
AEROVIRONMENT, INC.				☐ FOB ORIGIN ☒ OTHER (See Below) see schedule

182 SOUTH MYRTLE			9.	DISCOUNT FOR PROMPT PAYMENT NONE
MONROVIA, CA 91016-3424
			10.	SUBMIT INVOICES		ITEM
TYPE BUSINESS: Other Small Business Performing in U.S.			(4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN:		▶	12

Code	60107	Facility Code

11.	SHIP TO/MARK FOR	Code	12.	PAYMENT WILL BE MADE BY	Code	HQ0339

	SEE SCHEDULE		DPAS-COLUMBUS, CENTER
			WEST ENTITLEMENT OPERATIONS
			P. O. BOX 182381
			COLUMBUS, OH 43238-2381
			1-800-756-4371 / FAX 614-693-2267

13.	AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:		14.	ACCOUNTING AND APPROPRIATION DATA
☒ 10 U.S.C. 2304(c) (2)		☐ 41 U.S.C. 253(c) ( )
			SEE SECTION G

15A. ITEM NO.	15B. Schedule of Supplies/Services	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT

SEE SCHEDULE	CONTRACT TYPE:	KIND OF CONTRACT:
	Firm-Fixed-Price	Service Contracts
	Fixed Price Redetermination	System Acquisition Contracts

	Contract Expiration Date: 2006FEB25		15G. TOTAL AMOUNT OF CONTRACT		$[***]

16. TABLE OF CONTENTS

X	(Sec)	DESCRIPTION	Page(s)	(X)	Sec	DESCRIPTION	Page(s)

PART I — THE SCHEDULE					PART II — CONTRACT CLAUSES

x	A	SOLICITATION/CONTRACT FORM	1	x	I	CONTRACT CLAUSES	54

x	B	SUPPLIES OR SERVICES AND PRICES/COSTS	15		PART III — LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

x	C	DESCRIPTION/SPECS./WORK STATEMENT		x	J	LIST OF ATTACHMENTS	90

x	D	PACKAGING AND MARKING	36		PART IV — REPRESENTATIONS AND INSTRUCTIONS

x	E	INSPECTION AND ACCEPTANCE	37		K	REPRESENTATIONS, CERTIFICATIONS AND

x	F	DELIVERIES OR PERFORMANCE	38			OTHER STATEMENTS OF OFFERORS

x	G	CONTRACT ADMINISTRATION DATA	39		L	INSTRS., CONDS., AND NOTICES TO OFFERORS

x	H	SPECIAL CONTRACT REQUIREMENTS	43		M	EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☐ CONTRACTOR’S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return ___ copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and use any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. ☒ AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number                               , including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print)	20A. NAME OF CONTRACTING OFFICER

19B.	NAME OF CONTRACTOR	19C. DATE SIGNED	20B.	UNITED STATES OF AMERICA	20C. DATE SIGNED

By			By	SIGNED REPRINT

	(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8069	26-106	STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITIONS UNUSABLE	GPO : 1985 0 - 478-632	Prescribed by GSA-FAR (4.8 CFR) 53.214(a)

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued			Page 2 of 111
CONTINUATION SHEET	PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.
SECTION A – SUPPLEMENTAL INFORMATION
THE FOLLOWING MODIFICATIONS HAVE BEEN INCORPORATED
P00001
P00002
P00003
P00006
P00007
P00008
P00010
P00011
P00012
P00013
P00014
P00015
P00016
P00017
P00018
P00020
PZ0005
PZ0009
PS0019

	Reference No. of Document Being Continued			Page 3 of 111
CONTINUATION SHEET	PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.
SECTION A SUPPLEMENTAL INFORMATION

	REGULATORY CASE	TITLE	DATE
A1	52.216 4711	LETTER CONTRACT (FIXED-PRICE TYPE) (USAAMCOM)	JUN/2004
Gentlemen:
1.	This constitutes a letter contract modification on the terms set forth herein and signifies the intention of the Department of the Army to execute a formal fixed price WITH COST PLUS FIXED FEE CLINs contract modification with you for the delivery of the supplies and the performance of the services as set forth in the enclosure hereto upon the terms and conditions therein stated, which is incorporated herein and made a part hereof for Contract W58RGZ-04-C-0035 as CONTRACT MODIFICATION P00011 on PAN MT 0025-05

2.	You are directed, in accordance with the clause entitled “Execution and Commencement of Work” to proceed immediately to commence performance of the work, and to pursue such work with all diligence to the end that the supplies may be delivered or services performed within the time specified in the attached modification.

3.	In accordance with the clause entitled “Contract Definitization” you shall submit a firm proposal for the articles covered by this letter. Your proposal shall be supported by a cost breakdown submitted in accordance with the instructions at FAR 15.403-5(b)(1) and Table 15-2 of FAR 15.40B. A Certificate of Current Cost or Pricing Data (FAR 15.406-2) shall be submitted upon agreement of contract price.

4.	Please indicate your acceptance of the foregoing by signing this letter and returning it with all supporting documentation to this office.

5.	THE NOT TO EXCEED LIABILITY FOR THIS ACTION AS IDENTIFIED BELOW:

CONTRACT
CLIN	TYPE	FUNDED AMOUNT			NTE AMOUNT		ACRN		OMA FUND SOURCE			OPA FUND SOURCE
0021AA	FFP	$	[***]		$	[***]	AE					$	[***]
0022AA	FFP	$	[***]		$	[***]	AE					$	[***]
0023AA	CPFF	$	[***]		$	[***]	AC					$	[***]
0023AB	CPFF	$	[***]		$	[***]	AD		$	[***]
0023AC	CPFF	$	[***]		$	[***]	AF		$	[***]
0024AA	CPFF	$	[***]		$	[***]	AF		$	[***]
0024AB	CPFF	$	[***]		$	[***]	AF		$	[***]
0024AC	CPFF	$	[***]		$	[***]	AF		$	[***]
	FUNDED TOTAL	$	[***]	NTE TOTAL	$	[***]		OMA TOTAL	$	[***]	OPA TOTAL	$	[***]
The not to exceed liability of this action is $[***]       which represents 50 percent of the Not-to-Exceed Ceiling Amount of $[***]       and is subject to downward negotiation only.
6.	This contract is entered into pursuant to 10 USC 2304(c)(2) and any required justification and approval has been executed.
Sincerely yours,
SHANNON H. SHELTON
Contracting Officer
Executed as of the date shown before:

BY
DATE

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued			Page 4 of 111
CONTINUATION SHEET	PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.
A-2      5.2 217-4700      PREAMBLE (LETTER CONTRACT DEFINITIZED)      (USAAMCOM) NOV/1999
It is understood and mutually agreed between the parties that:
1.	This Modification PZ0019 is entered into pursuant to and supersedes the Letter Contract W58RGZ-04C-0025 P00011 and constitutes the definitive contract contemplated by the Letter Contract which contract is completely set forth in the following pages; except that those documents previously provided to the contractor and not again included are listed in Part III, Section J, of this modification and are incorporated herein by reference.

2.	The work performed by the contractor under the Letter Contract is considered to have been performed pursuant to this definitive contract.

3.	In the event that this modification contains provisions which may be construed to be inconsistent in any particular way with the provisions of the Letter Contract, then the provisions of this Modification PZ0019 shall be deemed to state the complete agreement and intent of the parties hereto and any rights, duties, and obligations created by the provisions of the Letter Contract which are inconsistent with the terms of this modification are hereby waved, cancelled, and released.

A-1	THE PURPOSE OF THIS MODIFICATION IS TO:
a.	REDUCE THE CONTRACTORS PROVIDED NOT TO EXCEED (NTE) PRICE FROM $[***]TO $[***] AS INDICATED IN THE CONTRACTORS EMAIL, SUBJECT: SUAV Raven CFP to GFP Proposal, DATED: Friday, January 30, 2004 4:36 PM.

b.	REPLACE: ATTACHMENT 001 STATEMENT OF WORK DATED 03-DEC-2003 WITH THE REVISED STATEMENT OF WORK DATED 22-JAN-2004.

c.	REPLACE: ATTACHMENT 008 PERFORMANCE BASED PAYMENT SCHEDULED DATED 02 JAN 2004 WITH THE REVISED SCHEDULE DATED 06-FEB-2004.

d.	REVISE CLIN 003 IN ITS ENTIRETY.

e.	DELETE THE FOLLOWING CLAUSES: 52.215-14, 52.234-1, 52.211-8, 52.219-4001, 52.244-2, 53.250-1, 52.249-8, 52.247-5, 52.244-5, 52.242-10, 52.130-6, 52.230-2, 52.223-3, 52.232-35, 252.249-7002, 252.329-7007, 252.225-7028, 252.225-7028, 352.225-7014, 252.222-7004, 252.207-7000.

f.	ADD THE FOLLOWING CLAUSES: 52.215-14 Alt I, 52.245-1, 52.245-2, 52.245-4, 52.247-62, 52.247-55, 52.245-17, 52.345-17 Alt I, 52.243-2 Alt II, 52.332-32, 52.223-11, 52.216-23, 52.215-21, 252.245-7001, 352.217-7027, 252.211-7005, 252.201-7000, 252.245-4001, 252.245-4005.

g.	TO CHANGE THE INSERTED TEXT IN THE FOLLOWING CLAUSES: 52.244-2 INSERT “NONE” AND “NONE”, 253.217-7027 CHANGE $[***] TO READ $[***] 52.216-24 CHANGE $[***] TO READ $[***].

h.	TO CHANGE THE PERIOD OF PERFORMANCE FOR THE CONTRACT TO REFLECT THE LOGISTICAL SUPPORT THROUGH 30 APRIL 2005.

A-2	AS A RESULT OF THIS MODIFICATION (REDUCTION OF THE NTE) THE TOTAL CONTRACT PRICE IS DECREASED BY $[***]FROM $[***]TO $[***].

A-3	ALL OTHER TERMS AND CONDITIONS OF THE CONTRACT REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.
*** END OF NARRATIVE A 001 ***

A-1	THE PURPOSE OF THIS MODIFICATION IS TO CORRECT THE ORIGINAL FACE PAGE OF THE LETTER CONTRACT TO SHOW THE CORRECT ADDRESS OF THE SUPPLIER.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued			Page 5 of 111
CONTINUATION SHEET	PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.

A-2	THE CONTRACTORS ADDRESS AS SHOWN ON THE LETTER CONTRACT DATED 02 JANUARY 2004 IS CHANGED TO READ:

AS READS	AeroVironment,
4685 Industrial Street, Unit 3H
Simi Valley, California 93063

CHANGED TO READ	AEROVIRONMENT INC
825 South Myrtle
Monrovia, CA 91016-3424

A-3	FOR THE PURPOSE OF THIS CONTRACT THE FOLLOWING INFORMATION IS PROVIDED FOR THE FOLLOWING BLOCKS OF THE STANDARD FORM 26:

BLOCK #6	DCMA VAN NUYS
6230 VAN NUYS BLVD
VAN NUYS, CA 91401-2723

SCD: C PAS: NONE ADP PT: HQ0339
BLOCK #7	AEROVIRONMENT INC
825 SOUTH MYRTLE
MONROVIA, CA 91016-3424

CODE: 32067

BLOCK #12	DEAS – COLUMBUS CENTER
WEST ENTITLEMENT OPERATION
P.O. BOX 182381
COLUMBUS, OH 43218-2381

CODE: HQ0339

A-4	ALL OTHER TERMS AND CONDITIONS ARE UNCHANGED AND REMAIN IN FULL FORCE AND EFFECT.
*** END OF NARRATIVE A 003 ***

A-1	THE PURPOSE OF THIS MODIFICATION IS TO:
1.	CHANGE THE CAGE CODE TO SHOW THE NEW CAGE CODE FOR THE SEMI VALLEY LOCATION

2.	ADD CLAUSES APPLICABLE TO SUPPORT THE OCONUS MAINTENANCE AND REPAIR FUNCTION

3.	ASS COST CLAUSES

4.	ADD SECTION H CLAUSES FOR THE OCONUS MAINTENANCE AND REPAIR AT A PREVIOUSLY DISCLOSED LOCATION

5.	ADD A SHIP TO ADDRESS FOR THE FIRST SHIPMENT

A-2	THE CAGE CODE FOR THE SEMI VALLEY OPERATION AND THE DATA FOR BLOCK #7 OF THE STANDARD FORM 26 IS CHANGED TO READ:
AeroVironment Inc
68 Moreland Road
Simi Valley, CA 93063
CAGE CODE 38039

	Reference No. of Document Being Continued			Page 6 of 111
CONTINUATION SHEET	PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.

A-3	THE FOLLOWING CLAUSES ARE ADDED:

52.217-8	52.222-2	52.222-29	52.223-10
52.228-3	52.232-9	52.237-3	52.243-4

A-4	CLAUSES H-2 THROUGH H-4 ARE ADDED TO SECTION H TO PROVIDE DIRECTION FOR THE OCONUS SUPPORT OPERATION.

A-5	THE SHIP TO ADDRESS FOR THE FIRST SHIPMENT of 10 EACH ON CLIN 0001AA IS:
436 APS TMO            DODAC FB4497
Truck Dock
505 Atlantic Street
Dover Air Force Base, DE 19902
Attn: Ms. Janice Mitchell 302-677-4038

A-6	ALL OTHER TERMS AND CONDITIONS ARE UNCHANGED AND REMAIN IN FULL FORCE AND EFFECT.
*** END OF NARRATIVE A 003 ***

A-2	CONTRACT MODIFICATION P0004 WAS NOT ISSUED AND WILL NOT BE ISSUED IN THE FUTURE.

A-3	THE SCHEDULE HAS BEEN CHANGED TO SHOW THE CURRENT DELIVERIES AND HAS BEEN CHANGED AT THE REQUEST OF THE SUPPLIER AS CONSIDERATION FOR THE LATE ARRIVAL OF GOVERNMENT FURNISHED EQUIPMENT.

A-4	FAB CLAUSE 52.215-17 IS ADDED AS PART OF THE NEGOTIATED SETTLEMENT.

A-5	CLIN 0001AB IS ADDED TO THE CONTRACT TO SHOW RAVEN SYSTEMS NOT YET SHIPPED AS OF THE NEGOTIATED SETTLEMENT.

A-6	PERFORMANCE BASED PAYMENTS RECEIVED BY THE CONTRACTOR ON THIS CONTRACT SHALL BE LIQUIDATED AGAINST ITEMS DELIVERED ON CLINs 0001 AND 0002AA AT A RATE OF ___PERCENT OF THE INVOICED VALUE FOR THE CLIN PAYMENT. ANY PERFORMANCE BASED PAYMENT AMOUNT NOT LIQUIDATED BEFORE THE LAST DELIVERY FROM THE CLINs 0001 AND 0002AA SHALL BE LIQUIDATED SUCH THAT A ZERO BALANCE IS ACHIEVED WITH THE LAST PAYMENT AGAINST THESE CLINs. THE CONTRACTOR SHALL SEPARATELY INVOICE ITEMS FOR CLINs 0001 AND 0002AA SUCH THAT THE VALUE OF THESE ITEMS IS READILY IDENTIFIABLE.

A-7	THE FOLLOWING ADDITIONS / CHANGES ARE INCORPORATED:

–	THE STATEMENT OF WORK DATED 18 AUG 04 Rev B AS REVISED IS ADDED

–	CDRL A007 FOR THE PERFORMANCE AND COST REPORT IS ADDED

THE DOCUMENT SUMMARY LIST IS REVISED.

A-8	THE CONTRACTOR SHALL SHIP IN PLACE AND THEN PREPARE FOR SHIPMENT BY GBL TO THE ADDRESS SHOWN BELOW. ALL DELIVERABLES: TO INCLUDE, BUT NOT LIMITED TO: SYSTEMS, SPARES, AND REPAIRED OR REWORKED SYSTEMS OR SPARES, FOR CLINs 1 TO 31 UNLESS DIRECTED OTHERWISE IN WRITING BY THE UAVS PROGRAM OFFICE:
DODAAC W917VY
Attn SFC Rodriquez/011 965 975 2237
OEF KUWAIT RAVEN EQUIP DETACHMENT
CPR BLDG 6B
CAMP DOHA, KU

A-9	THIS MODIFICATION AND THE DEFINITIZATION OF THE CONTRACT RESTRUCTURES THE CLINs 0001 THRU 0003 AND IS CHANGED AS FOLLOWS:

REMOVES FUNDING TO CLIN 0001AA IN THE AMOUNT OF	$	[***]	FROM	$	[***]	TO	$	[***]
ADDS FUNDING TO CLIN 0001AB IN THE AMOUNT OF	$	[***]	FROM	$	[***]	TO	$	[***]
ADDS FUNDING TO CLIN 0002AA IN THE AMOUNT OF	$	[***]	FROM	$	[***]	TO	$	[***]
REMOVES FUNDING TO CLIN 0002AB IN THE AMOUNT OF	$	[***]	FROM	$	[***]	TO	$	[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued			Page 7 of 111
CONTINUATION SHEET	PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.

ADDS FUNDING TO CLIN 0003AA IN THE AMOUNT OF	$	[***]	FROM	$	[***]	TO	$	[***]
ADDS FUNDING TO CLIN 0003AB IN THE AMOUNT OF	$	[***]	FROM	$	[***]	TO	$	[***]
ADDS FUNDING TO CLIN 0003AC IN THE AMOUNT OF	$	[***]	FROM	$	[***]	TO	$	[***]

A-10	AS A RESULT OF THESE CHANGES THE TOTAL AMOUNT OF THE CONTRACT IS INCREASED BY $[***]FROM $[***] TO $[***].
*** END OF NARRATIVE A 005 ***

A-2	THE PURPOSE OF THIS MODIFICATION IS:
1.	TO ADD ADDITIONAL QUANTITIES OF MATERIAL TO THE PRA KITS FOUND AT CLIN 0003AA FOR RELEASE NUMBER 5 THROUGH NUMBER 13 AS CLIN 0002AC. “SUPPLEMENTAL PRA KIT MATERIAL”

2.	TO INDICATE THE ADDITIONAL MATERIAL TO BE FURNISHED IN EACH OF THE 30 CLIN 0002AC KITS INDICATED IN ITEM 1 ABOVE AS:
SUPPLEMENTAL PRA KIT MATERIAL (SOW# 3.3)
a.	[***] OPERATIONAL SPARES PACKAGE

b.	[***] AIR VEHICLES

c.	[***] FUSELAGE CASES

d.	[***] WING CAGES

e.	[***] BATTERIES

f.	[***] BATTERY CHARGER

g.	[***] GROUND CONTROL UNIT

h.	[***] REMOTE VIDEO TERMINAL

i.	[***] PAYLOAD NOSE SHELL, THERMAL FORWARD LOOK

j.	[***] PAYLOAD NOSE SHELL, THERMAL SIDE LOOK

k.	[***] PAYLOAD NOSE SHELL, EO DAYLIGHT

l.	[***] PLASTIC CASE
3.	TO PROVIDE THE SCHEDULE FOR THE SUPPLEMENTAL KITS AS SHOWN IN CLIN 0002AC.

A-3	AS A RESULT OF THIS CHANGE THE TOTAL AMOUNT OF THE CONTRACT IS INCREASED BY $[***]FROM $[***]TO $[***].

A-4	ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL EFFECT.
*** END OF NARRATIVE A 006 ***

A-2	THE PURPOSE OF THIS MODIFICATION IS:
1.	TO ADD FOUR ADDITIONAL OPERATOR TRAINING COURSES AS STATEMENT OF WORK (SOW) 3.2.3. (TBD)

2.	TO ADD CLIN 0002AC FOR OPERATOR TRAINING SHOWN IN ITEM 1 ABOVE.

3.	TO ADD AN ATTACHMENT TO THE SOW FOR PARAGRAPH 3.2.3. TBD

A-3	AS A RESULT OF THIS CHANGE THE TOTAL AMOUNT OF THE CONTRACT IS INCREASED BY $[***] FROM $[***]TO $[***]

A-4	ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL EFFECT.
*** END OF NARRATIVE A 007 ***

A-2	THE PURPOSE OF THIS MODIFICATION IS TO DEFINITIZE THE LETTER CONTRACT P00006.

A-3	THE FUNDING FOR CLIN 0002AC IS INCREASED BY $[***] FROM $ TO $[***].

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued			Page 8 of 111
CONTINUATION SHEET	PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.

A-4	AS A RESULT OF THIS MODIFICATION THE CONTRACT VALUE IS INCREASED BY $[***]FROM $[***]TO[***]$[***].

A-5	ALL OTHER TERMS AND CONDITIONS OF THE CONTRACT REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.
*** END OF NARRATIVE A 008 ***

A-2	THE PURPOSE OF THIS MODIFICATION IS TO DEFINITIZE THE NOT-TO-EXCEED PRICE ESTABLISHED UNDER P0007. ISSUED 15 NOVEMBER 2004. FOR THE ADDITIONAL TRAINING OF OPERATORS ON THE RAVEN UNMANNED AERIAL VEHICLE (UAV). THIS EFFORT WAS INCORPORATED BY PARAGRAPH 3.2.3 TBD: OF THE STATEMENT OF WORK AND PLACED ON CONTRACT AT CLIN 0002AD.

A-3	CLIN 0002AD IS CHANGED FROM FIRM FIXED PRICE TO COST PLUS FIXED FEE. THE NUMBER OF CLASSES IS INCREASED FROM 4 EACH TO 10 EACH.

A-4	THE FOLLOWING BREAKOUT PROVIDES THE ESTIMATED COST, FEE, AND TOTAL COST FOR THE ADDITIONAL OPERATOR TRAINING:

LETTER CONTRACT DEFINITIZATION			SIX ADDED CLASSES		REVISED TOTAL FOR CLIN 0002AD
ESTIMATED COSTS	$	[***]	$	[***]	$	[***]
FIXED FEE		[***]		[***]		[***]
TOTAL CPFF	$	[***]	$	[***]	$	[***]

A-5	FUNDING FOR CLIN 0002AD HAS BEEN PROVIDED AS FOLLOWS:

P0007	$[***]
THIS MO	$[***]
TOTAL CLIN	$[***]

A-6	THE TOTAL OBLIGATED DOLLAR VALUE OF THE CONTRACT IS INCREASED BY $[***] TO $[***]

A-7	ALL OTHER TERMS AND CONDITION REMAIN UNCHANGED.
*** END OF NARRATIVE A 009 ***

A-1	THE PURPOSE OF THIS MODIFICATION IS TO ESTABLISH A NOT-TO-EXCEED AMOUNT FOR REHABILITATION, RECONSTITUTION AND REPAIR OF DAMAGED SMALL UNMANNED AERIAL VEHICLE (RAVEN) UNIQUE EQUIPMENT, OVER AND ABOVE CURRENT LEVELS, IN ACCORDANCE WITH THE ATTACHED STATEMENT OF WORK PARAGRAPH 3.2.3.2.1 AND THE SECTION H-7 CLAUSE.
(1)	IN THE PERFORMANCE OF THE EFFORT FOR THIS MODIFICATION, THE TOTAL NOT-TO-EXCEED AMOUNT AGREED TO BY BOTH PARTIES, IS $[***] SUBJECT TO DOWNWARD NEGOTIATION ONLY. THE CONTRACTOR IS NOT ALLOWED TO MAKE EXPENDITURES OR INCUR OBLIGATION EXCEEDING $[***].

(2)	THIS EFFORT IS FUNDED WITH FY05 GLOBAL WAR ON TERRORISM (GWOT) RESET OPERATION AND MAINTENANCE (O&M) FUNDS. THESE FUNDS ARE SET FORTH ON CLIN 0005AA.

(3)	IT IS INTENDED TO DEFINITIZE THIS MODIFICATION ON A COST PLUS FIXED FEE BASIS. THE CONTRACTOR’S PROPOSAL SHALL BE SUBMITTED ON THIS BASIS.

(4)	AS A RESULT OF THIS MODIFICATION THE TOTAL CONTRACT AMOUNT IS HEREBY INCREASED BY $[***] FROM [***]$[***] TO A REVISED TOTAL OF $[***]

A-2	SPECIAL PROVISION “H-XX CONTRACT EXPENDITURES . . .” ADDED BY MODIFICATION P0009 IN NARRATIVE H 002 IS CORRECTED TO READ:
“H-05 CONTRACT EXPENDITURES”

A-3	SPECIAL PROVISION H 07 ENTITLED “OVER AND ABOVE” IS HEREBY INCORPORATED INTO SECTION H OF THE CONTRACT

A-4	CLIN 0005 IS ADDED TO THE CONTRACT AS A COST PLUS FIXED FEE LINE ITEM.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued			Page 9 of 111
CONTINUATION SHEET	PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.

A-5	STATEMENT OF WORK PARAGRAPH 3.2.1.3.1 TITLED “OVER AND ABOVE” IS ADDED AS AN ATTACHMENT TO THE CONTRACT.

A-6	THE PERIOD OF PERFORMANCE ON THE CONTRACT IS EXTENDED TO 05 OCT 05 TO PERMIT THE EFFORT CALLED OUT IN THIS MODIFICATION.

A-7	EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL EFFECT.
*** END OF NARRATIVE A 010 ***

A-2	THE FOLLOWING EXHIBIT / ATTACHMENTS ARE HEREBY INCORPORATED INTO THE CONTRACT AND ARE APPLICABLE TO THE FOLLOWING CLINs 0021, 0022, 2223, 0024 AND 0025.
(1)	ATTACHMENT 012 STATEMENT OF WORK.

(2)	ATTACHMENT 013 DOCUMENT SUMMARY LIST.

(3)	ATTACHMENT 014 CONTRACT SECURITY CLASSIFICATION (DD245).

(4)	ATTACHMENT 015 SECURITY CLASSIFICATION GUIDE w/ ATTACHMENTS.

(5)	ATTACHMENT 016 INTELLIGENCE ADDENDUM TO 254, and

(6)	EXHIBIT B CONTRACT DATA REQUIREMENTS LIST (DD1423-1)

A-3	AS A RESULT OF THIS MODIFICATION, THE TOTAL CONTRACT VALUE IS INCREASED BY $[***]FROM $[***]TO $[***]

A-4	ALL OTHER TERMS AND CONDITIONS OF THE CONTRACT REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.
*** END OF NARRATIVE A 011 ***

A-1	The purpose of this modification is to:
a.	Add additional funding to CLINs 0003AA and 0003AC as shown below:

New CLIN	Funding CLIN	Funding Increased	New CLIN Value
0003AD	0003AA	$[***]	$[***]
0003AE	0003AC	$[***]	$[***]
The funding is added in response to Aero Vironments letter dated 21 February. Request for Realignment of funds.
Reference: 05-KK-50936-0054. The costs were for additional Government directed efforts in support of the contract and the higher than anticipated operational tempo within the theater of operation. The funding is based upon the contractors Estimate To Complete (ETC) the effort through the balance of the period of performance.
b.	Change the schedule for the last three shipments of FRA Kits called out on CLIN 0002AA are change as shown below:

		As reads	Changed to read
DEL REL CD	Qty	DEL DATE	DEL DATE
0011	5	25 FEB 2005	29-MAY-2005

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued			Page 10 of 111
CONTINUATION SHEET	PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.

0012	5	15-MAR-2005	30-MAY-2005
0013	5	6-APR-2005	31-MAY-2005
The change in delivery schedule is consideration to the contractor for the late shipment of Government Furnished Property used in the kits that caused delays in contractors performance.
c.	Correct administrative errors:

The clause 52 217-4700 used for Modification PZ0009 is removed.

The clause 52 233-4000 used for the original contract award is removed.

A-2	As a result of this action the total contact value is increased by $[***]from $[***]to $[***].

A-3	All other terms and conditions remain unchanged and in full effect.
*** END OF NARRATIVE A 012 ***

A-1	The purpose of this modification is to:
a.	Add an additional Performance Based Payment associated with CLIN 0021AA.

b.	Add Attachment 017 “SUAV Bridge Requirements Raven Performance Based Payment Schedule” and Attachment 018 “Purchase Order Listing” to the contract.

c.	Convert Attachments: 003, 007, 008, 009, 010, 011, 012, and 013, from paper copies to electronic copies per the request of DCMA. All other Attachments remain as paper copies.

d.	Correct an administrative error:

The schedule change shown at narrative A 0012 included in modification P00012 was not incorporated into the CLIN 0002AA. The delivery schedule for CLIN is revised to show the previously agreed upon delivery schedule.

A-2	As a result of this action the total contact value is increased by $$[***]from $[***]to $[***].

A-3	All other terms and conditions remain unchanged and in full effect.
*** END OF NARRATIVE A 013 ***

A-1	The purpose of this modification is to:
a.	Add the following Government Furnished Property to the Contract:

1. Each Trailer
Make:	[***]
Year:	2005
Model Number:	[***]
VIN#:	[***]
B.	Correct administrative errors in Modification P00013

1.	The Attachment 017 “SUAV Bridge Requirements – Raven Performance Based Payment Schedule” is corrected as shown below:

AS READS		CHANGED TO READ
MILESTONE	EVENT	MILESTONE	EVENT
1	RELEASED	10	RELEASED
	POs		POs

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued			Page 11 of 111
CONTINUATION SHEET	PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.
2.	Correct the Section G narrative for P00012 to show the milestone for that change to be milestone 10 vice milestone 01.

A-2	As a result of this action the total contact value is increased by $[***]from $[***]to $[***]

A-3	All other terms and conditions remain unchanged and in full effect.
*** END OF NARRATIVE A 014 ***

A-1	The purpose of this modification is to change the required delivery schedule for CLINs 00021AA; 00022AA (see CLINs for schedule; and to change the ship to address for all remaining hardware).

A-2	Aero Vironment is to use the ship to address shown below for all remaining hardware, unless otherwise directed by the Contracting Officer in writing:

USA AMCOM/UAVS

ATTN: Tim Bright (DSN 256-684-1840)

SAPPER AVE

LGA ANACONDA

BALAD, IRAQ (W9115T)

A-3	As a result of this action the total contract value is increased by $[***]from $[***]to $[***]

A-4	All other terms and conditions remain unchanged and in full effect.
*** END OF NARRATIVE A 015 ***

A-1	The purpose of this modification is to:
To replace attachment 002 to incorporate a revision to the RAVEN System Specification, REV C dated 03 June 2005, as a result of ECPs [***]
[***]
To change the period of performance ending date for CLIN 0002AD to read 30 September 2005, reference AeroVironment letter 05-KK-50936-092-P1, dated 02 June 2005.
PAN#MT-0112-05
To update the noun for the part number shown on CLIN 0022AA.

A-2	As a result of this action the total contract value is increased by $[***]from $[***]to $[***]

A-3	All other terms and conditions remain unchanged and in full effect.
*** END OF NARRATIVE A 016 ***

A-1	The purpose of this modification is to:
To change the required delivery schedule for relevant number 003 and 004 of CLIN 0021RA as shown below.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued			Page 12 of 111
CONTINUATION SHEET	PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.

	AS READS			CHANGED TO READ
DEL	REL CD	QUANTITY	DEL DATE	QUANTITY	DEL DATE
001		[***]	03-JUN-2005 (E)
002		[***]	24-JUN-2005 (E)
003		[***]	08-JUL-2005 (E)	[***]	15-JUL-2005 (E)
004		[***]	22-JUL-2005 (E)	[***]	29-JUL-2005 (E)
005		[***]	12-AUG-2005 (E)
BALANCE OF RELEASES NO CHANGE
PAN#MT 0118-05

A-2	As a result of this action, the total contract value is increased by $[***]from $[***]to $[***] .

A-3	All other terms and conditions remain unchanged and in full effect.
*** END OF NARRATIVE A 017 ***

A-1	The purpose of this modification is to:

I	(PAN # MT-0130-05) Increase the funding of the letter contract as shown at clause 52-216-4711 paragraph 5. The funding is increased as shown below:

CLIN	AMOUNT INCREASED		REVISED FUNDED AMOUNT
0021AA	$[***]		$	[***]
0022AA	$[***]		$	[***]
0023AA	$[***]		$	[***]
0023AB	$[***]		$	[***]
0023AC	$[***]		$	[***]
0024AA	$[***]		$	[***]
0024AB	$[***]		$	[***]
0024AC	$[***]		$	[***]

TOTAL ADDED	$[***]	[***]$[***]
THE REVISED PARAGRAPH 5 READS AS SHOWN BELOW:
5.	THE NOT TO EXCEED LIABILITY AMOUNT FOR THIS ACTION IS IDENTIFIED BELOW:

CLIN	TYPE	FUNDED AMOUNT	NTE AMOUNT		ACRN	OMA FUND SOURCE		OPA FUND SOURCE
0021AA	FFP	$[***]	$	[***]	AE			$	[***]
0022AA	FFP	$[***]	$	[***]	AE			$	[***]
0023AA	CPFF	$[***]	$	[***]	AC			$	[***]
0023AB	CPFF	$[***]	$	[***]	AD	$	[***]
0023AC	CPFF	$[***]	$	[***]	AF	$	[***]
0024AA	CPFF	$[***]	$	[***]	AF	$	[***]
0024AB	CPFF	$[***]	$	[***]	AF	$	[***]
0024AC	CPFF	$[***]	$	[***]	AF	$	[***]

FUNDED TOTAL		$[***]	NTE TOTAL $[***]		OMA TOTAL	$	[***]	OPA TOTAL $[***]
The not to exceed liability of this action is[***]$[***]     which represents 75 percent of the Not-To-Exceed Ceiling Amount of[***]$[***]     and is subject to downward negotiation only.

A-2	PAN #: MT 0124 05; Add DFARS Clause 252.211.2003 ITEM IDENTIFICATION AND VALUATION to the contract.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued			Page 13 of 111
CONTINUATION SHEET	PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.

A-3	As a result of this action, the total contract value is increased by $[***]from $[***]to $[***] .

A-4	All other terms and conditions remain unchanged and in full effect.
*** END OF NARRATIVE A 018 ***

A-2	The purpose of this modification is to:
a.	Definitize the letter contract issued as P00011 known as RAVEN BRIDGE

b.	Add CLINs 0021AB; 00231C; 0023AE; AND 0024AD

These CLINS are added as a result of negotiations for the purpose of adding the efforts called out as shown below:

CLIN	NOUN	CLIN Type	WBS	SOW Paragraph	Value
0021AB	TOC Kits	FFP	[***]	3.1.2	$	[***]
0021AC	TUTOR	FFP	[***]	3.1.3	$	[***]
0023AD	OCONUS NET	CPFF	[***]	3.2.3.1.4.2	$	[***]
0023AE	OCONUS REPLEN TRAINING	CPFF	[***]	3.2.3.1.4.2	$	[***]
0024AD	CLS	CPFF	[***]	3.2.3.2	$	[***]
     c. The total funding for the CLINs affected in this action areas identified below:

CLIN	TYPE	FUNDED AMOUNT		ACRN	OMA FUND SOURCE		OPA FUND SOURCE
0021AA	FFP	$	[***]	AE			$	[***]
0021AB	FFP	$	[***]	AE			$	[***]
0021AC	FFP	$	[***]	AE			$	[***]
0022AA	FFP	$	[***]	AE			$	[***]
0023AA	CPFF	$	[***]	AC			$	[***]
0023AB	CPFF	$	[***]	AD	$	[***]
0023AC	CPFF	$	[***]	AF	$	[***]
0023AD	CPFF	$	[***]	AH			$	[***]
0023AE	CPFF	$	[***]	AF	$	[***]
0024AA	CPFF	$	[***]	AF	$	[***]
0024AB	CPFF	$	[***]	AF	$	[***]
0024AC	CPFF	$	[***]	AF	$	[***]
0024AD	CPFF	$	[***]	AD	$	[***]

FUNDED TOTAL		$	[***]	OMA	OMA TOTAL $[***]		OMA TOTAL: $[***]
(NOTE: See P00020 for the establishment of the final funding levels for CLINs 0023AA; 0023AB; 0023AC and 0024AA.)

A-3	As a result of this action, the total contract value is increased by[***]$[***]from $[***]to $[***] .

A-4	All other terms and conditions remain unchanged and in full effect.
*** END OF NARRATIVE A 019 ***

A-1	THE PURPOSE OF THIS MODIFICATION IS TO DEOBLIGATE MONEY FROM CLINs 0023AA; 0023AB; 0023AC; AND 0024AA WHICH WILL BE LATER OBLIGATED TO DIFFERENT CLINs ON THE DEFINITIATION MODIFICATION (PZ0019). THE CHANGES ARE AS SHOWN BELOW:

CLIN CURRENT OBLIGATION AMOUNT DEOBLIGATED REVISED OBLIGATION

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 14 of 111
CONTINUATION SHEET	PIIN/SIIN W58RGZ-04-C-0025	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.

0023AA	$	[***]	$	[***]	$	[***]
0023AB	$	[***]	$	[***]	$	[***]
0023AC	$	[***]	$	[***]	$	[***]
0024AA	$	[***]	$	[***]	$	[***]

THIS DEOBLIGATION IS REQUIRED TO REDUCE THE LEVEL OF OBLIGATION TO MEET THE LEVEL OF FUNDING REQUIRED FOR DEFINITIZATION OF THE LETTER CONTRACT MODIFICATION P0011 KNOWN AS RAVEN BRIDGE.

A-2	ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL EFFECT.

A-3	AS A RESULT OF THIS ACTION, THE TOTAL CONTRACT VALUE IS REDUCED BY[***]$[***]FROM $[***]TO $[***]
*** END OF NARRATIVE A 020 ***

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 15 of 111
CONTINUATION SHEET	PIIN/SIIN W58RGZ-04-C-0025	MOD/AMD
REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

	SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS

0001	170 EA SMALL UAV SYSTEMS [***]		EA

	NSN: 0000-00-000-0000
	NOUN: RAVEN SYSTEMS
	SECURITY CLASS: UNCLASSIFIED

0001AA	50 EA SUAV – RAVEN SYSTEMS [***]	50	EA	$[***]	$[***]

	CLIN CONTRACT TYPE:
	Firm-Fixed-Price
	NOUN: W58RGZ-04-C-0025 / RAVEN SYS
	PRON: 904R44A3D9 PRON AMD: 03 ACRN: AA
	AMS CD: 539000017194

	Packaging and Marking

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance

DOC		SUPPL
REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
001	W810HH40059002	Y00000	M		1

PROJ CD BRK BLK PT
GGK

DEL REL CD	QUANTITY	DEL DATE
001	[***]	10-MAY-2004
002	[***]	12-MAY-2004
003	[***]	14-MAY-2004
004	[***]	28-MAY-2004
005	[***]	04-JUN-2004
006	[***]	10-JUN-2004
007	[***]	28-JUN-2004
008	[***]	30-JUN-2004
009	[***]	12-JUL-2004
010	[***]	26-JUL-2004
011	[***]	30-JUL-2004

FOB POINT: ORIGIN
SHIP TO: PARCEL POST ADDRESS

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 16 of 111
CONTINUATION SHEET	PIIN/SIIN W58RGZ-04-C-0025	MOD/AMD	REPRINT

Name of Offeror or Contractor: AEROVIRONMENT INC.

	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE
		(SHIP TO) WILL BE FURNISHED BY THE
		GOVERNMENT 30 DAYS PRIOR TO THE
		SCHEDULED DELIVERY DATE FOR ITEMS
		REQUIRED UNDER THIS REQUISITION.

0001AB		120 EA SUAV — RAVEN — [***]	120	EA	$[***]	$	[***]

		CLIN CONTRACT TYPE:
		Firm-Fixed-Price
		NOUN: W58RGZ-04-C-0025 / RAVEN SYS
		PRON: 904R44A3D9 PRON AMD: 03 ACRN: AA
		AMS CD: 539000017194

		Packaging and Marking

		Inspection and Acceptance
		INSPECTION: Origin ACCEPTANCE: Origin

		Deliveries or Performance

DOC		SUPPL
REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
001	W810HH40059002	Y00000	M		1

	PROJ CD	BRK BLK PT
GGK

DEL REL CD	QUANTITY	DEL DATE
001	[***]	13-AUG-2004
002	[***]	27-AUG-2004
003	[***]	10-SEP-2004
004	[***]	24-SEP-2004
005	[***]	08-OCT-2004
006	[***]	02-OCT-2004
007	[***]	05-NOV-2004
008	[***]	15-NOV-2004
009	[***]	10-DEC-2004
010	[***]	17-DEC-2004

FOB POINT: ORIGIN

SHIP TO: PARCEL POST ADDRESS

(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE
(SHIP TO) WILL BE FURNISHED BY THE
GOVERNMENT 30 DAYS PRIOR TO THE
SCHEDULED DELIVERY DATE FOR ITEMS
REQUIRED UNDER THIS REQUISITION.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 17 of 111
CONTINUATION SHEET	PIIN/SIIN W58RGZ-04-C-0025	MOD/AMD
REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.

0002	SYSTEMS SUPPORT (FRA KIT) [***]	37	EA

	NSN: 0000-00-000-0000
	SECURITY CLASS: UNCLASSIFIED

0002AA	FRA KITS - 37 EACH	37	EA	$[***]	$	[***]

	CLIN CONTRACT TYPE:
	Firm-Fixed-Price
	NOUN: W58RGZ-04-C-0025 / RAVEN SYS
	PRON: 904R44A3D9 PRON AMD: 03 ACRN: AB
	AMS CD: 53900017

	Packaging and Marking

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance

DOC		SUPPL
REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
001	W810HH40059002	Y00000	M		1

PROJ CD BRK BLK PT
GGK

DEL REL CD	QUANTITY	DEL DATE
001	[***]	20-MAY-2004
002	[***]	17-JUN-2004
003	[***]	23-JUL-2004
004	[***]	27-AUG-2004
005	[***]	24-SEP-2004
006	[***]	22-OCT-2004
007	[***]	19-NOV-2004
008	[***]	17-DEC-2004
009	[***]	14-JAN-2005
010	[***]	21-JAN-2005
011	[***]	29-MAY-2005
012	[***]	30-MAY-2005
013	[***]	31-MAY-2005

FOB POINT: ORIGIN

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 18 of 111
CONTINUATION SHEET	PIIN/SIIN W58RGZ-04-C-0025	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.

SHIP TO: PARCEL POST ADDRESS

	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED BY THE GOVERNMENT 30 DAYS PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0002AB	DELETED						EA	$[***]

CLIN CONTRACT TYPE:
Firm-Fixed-Price
NOUN: W58RGZ-04-C-0025 / RAVEN SYS
PRON: 904R44A3D9 PRON AMD: 04 ACRN: AA
AMS CD. 539000017194

THE UNIT PRICE SHOWN IS UNDEFINITIZED. THE NOT-TO-EXCEED PRICE IS FOR THE TOTAL CONTRACT VALUE AND NOT FOR ANY INDIVIDUAL CLIN VALUE. THE CONTRACTOR IS NOT AUTHORIZED TO EXCEED THE FUNDING LIMITATION OF $[***]      FOR ALL CLINs AS STATED IN THE GOVERNMENT’S CONTRACT CHANGE TO THIS CONTRACT BY MODIFICATION P0001

(End of Narrative B001)

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Origin		ACCEPTANCE: Origin

Deliveries or Performance
	DOC		SUPPL
	REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
	001	W810HH40059002	Y00000	M		1

		PROJ CD	BRK BLK PT
GGK

	DEL REL CD		QUANTITY	DEL DATE

	001		0	31-DEC-2004

FOB POINT: ORIGIN

SHIP TO: PARCEL POST ADDRESS

	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED BY THE GOVERNMENT 30 DAYS PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 19 of 111
CONTINUATION SHEET	PIIN/SIIN W58RGZ-04-C-0025	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.

0002AC	SUPPLEMENTAL FRA KIT MATERIAL								30	EA	$[***]	$[***]

CLIN CONTRACT TYPE:
Firm-Fixed-Price
NOUN: W58RGZ-04-C-0025 / 0002AA
PRON: 9U4R44A1D9 PRON AMD: 03 ACRN: AA
AMS CD: 539000017194

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Origin			ACCEPTANCE: Origin

Deliveries or Performance
	DOC			SUPPL
	REL CD		MILSTRIP	ADDR	SIG CD	MARK FOR		TP CD
	001		W810HH42509001	Y00000	M			1

			PROJ CD	BRK BLK PT
GGK

	DEL REL CD			QUANTITY	DEL DATE

		001		30	31-MAY-2005

FOB POINT: ORIGIN

SHIP TO: PARCEL POST ADDRESS

	(Y00000)		SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED BY THE GOVERNMENT 30 DAYS PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0003AD	NEW EQUIPMENT TRAINING									LO		$[***]

CLIN CONTRACT TYPE:
Cost-Plus-Fixed-Fee
NOUN: RAVEN W58RGZ-04-C-0025
PRON: 9U4R44A1D9 PRON AMD: 03 ACRN: AC
AME CD: 53900017178

THE TOTAL COST OF CLIN 0002AD IS:

			ESTIMATED BASE PRICE:			$	[***]
			FIXED FEE:				[***]
			TOTAL ESTIMATED CPFF:			$	[***]

(End of narrative B001)

Inspection and Acceptance
	INSPECTION: Origin			ACCEPTANCE: Origin

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 20 of 111
CONTINUATION SHEET	PIIN/SIIN W58RGZ-04-C-0025	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.

Deliveries or Performance
	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	30-SEP-2005

$[***]

0003	LOGISTICAL SUPPORT				LO	$[***]

SECURITY CLASS: Unclassified

0003AA	OCONUS LOGISTICS SUPPORT — FWD DEPOT			1	LO	$[***]

CLIN CONTRACT TYPE:
Cost-Plus-Fixed-Fee
NOUN: W58RGZ-04-C-0025 / CLS
PRON: 9U4R44A4D9 PRON AMD: 02 ACRN: AB
AMS CD: P5390017

THE TOTAL COST OF CLIN 0003AA IS:

	ESTIMATED BASE PRICE:		$[***]
	FIXED FEE:		[***]
	TOTAL ESTIMATED CPFF:		$[***]

(End of narrative B002)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 01

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	31-MAY-2005 (E)

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 21 of 111
CONTINUATION SHEET	PIIN/SIIN W58RGZ-04-C-0025	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.

$[***]

(E) = Estimated

0003AB	OCONUS CONTRACTOR LOGISTICAL SUPPORT		1	LO	$	[***]

CLIN CONTRACT TYPE:
Cost-Plus-Fixed-Fee
NOUN: W58RGZ-04-C-0025 / CLS
PRON: 9U4R44A4D9 PRON AMD: 02 ACRN: AB
AMS CD: P53900017

THE TOTAL COST OF CLIN 0003AD IS:

	ESTIMATED BASE PRICE: $	[***]
	FIXED FEE:	[***]
	TOTAL ESTIMATED CPFF: $	[***]

(End of narrative B002)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 01

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DLVR SCH		PERF COMPL
REL CD	QUANTITY	DATE
001	1	31-MAY-2005

$[***]

0003AC	NON GBL TRANSPORTATION (SOW 3.2.3.3)	$[***]

CLIN CONTRACT TYPE:
Cost-Plus-Fixed-Fee
NOUN: W58RGZ-04-C-0025 / CLS
PRON: 904R44A4D9 PRON AMD: 02 ACRN: AB
AMS CD: P53900017

THE TOTAL COST OF CLIN 0003AC IS:

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 22 of 111
CONTINUATION SHEET	PIIN/SIIN W58RGZ-04-C-0025	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.

ESTIMATED BASE PRICE:	$	[***]
FIXED FEE:		[***]
TOTAL ESTIMATED CPFF:	$	[***]

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: 01

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DLVR SCH		PERF COMPL
REL CD	QUANTITY	DATE
001	0	31-MAY-2005

$[***]

0003AD	OCONUS LOGISTICS SUPPORT FWD DEPOT			$	[***]

NOUN: CLIN 003AA ADDITIONAL FUNDING
PRON: 9U4R44A5D9 PRON AMD: 01 ACRN: AG
AMS CD: 53900017194

THE TOTAL COST OF CLIN 0003AD IS:

	ESTIMATED BASE PRICE:	$	[***]
	FIXED FEE:		[***]
	TOTAL ESTIMATED CPFF:	$	[***]

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 01

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DLVR SCH		PERF COMPL
REL CD	QUANTITY	DATE
001	0	30-APR-2005

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 23 of 111
CONTINUATION SHEET	PIIN/SIIN W58RGZ-04-C-0025	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.

$[***]

0003AE	NON-GBL TRANSPORTATION (SOW 3.2.3.3)					$[***]

NOUN: CLIN 3AC ADDITIONAL FUNDING
PRON: 9U4R44A6D9 PRON AMD: 01 ACRN: AG
AMS CD: 53900017194

THE TOTAL COST OF CLIN 0003AD IS:

	ESTIMATED BASE PRICE:		$[***]
	FIXED FEE:		[***]
	TOTAL ESTIMATED CPFF:		$[***]

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 01

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	30-APR-2005

$[***]

0004	CONTRACT DATA ITEM			EA	$[***]	$[***]

NOUN: DATA ITEMS
SECURITY CLASS: Unclassified

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
DD FORM 1423
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: A

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 24 of 111
CONTINUATION SHEET	PIIN/SIIN W58RGZ-04-C-0025	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.

0005	SECURITY CLASS: Unclassified

	THE TOTAL COST OF CLIN 0005 IS:

	ESTIMATED BASE PRICE:
	FIXED FEE:
	TOTAL ESTIMATED CPFF:

	(End of narrative A001)

0005AA	OVER AND ABOVE				EA		$[***]
						[***]	$[***]

	CLIN CONTRACT TYPE:
	Cost-Plus-Fixed-Fee
	NOUN: AEROVIRONMEN W58RGZ-04 C-0025
	PRON: 9U5RGTRVND9 PRON AMD: 01 ACRN: AD
	AMS CD: 13519700000

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance
	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	05-OCT-2005

		$[***]

0021	SMALL UAVS [***]			270	EA

	NSN: 0000-00-000-0000
	NOUN: RAVEN SYSTEMS
	SECURITY CLASS: UNCLASSIFIED

0031AA	270 EA SUAV RAVEN SYSTEMS [***]			270	EA	$[***]	$[***]

	CLIN CONTRACT TYPE:
	Firm-Fixed-Price
	NOUN: RAVEN SYSTEM P/N 54449 003
	PRON: 9U5R44A3D9 PRON AMD: 02 ACRN: AE
	AMS CD: 53900017178

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 25 of 111
CONTINUATION SHEET	PIIN/SIIN W58RGZ-04-C-0025	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.

(SOW 3.2.4)

PERFORMANCE BASED PAYMENTS
AUTHORIZED FOR THIS CLIN.

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
SOW TABLE 3.1
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC		SUPPL
REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
001	W81UHH50209U01	Y00000	M		1

	PROJ CD	BRK BLK PT
GGK

	DEL REL CD	QUANTITY			DEL DATE
	001	[***]			03-JUN-2005

	002	[***]			24-JUN-2005

	003	[***]			08-JUL-2005

	004	[***]			29-JUL-2005

	005	[***]			12-AUG-2005

	006	[***]			26-AUG-2005

	007	[***]			09-SEP-2005

	008	[***]			23-SEP-2005

	009	[***]			07-OCT-2005

	010	[***]			21-OCT-2005

	011	[***]			04-NOV-2005

	012	[***]			18-NOV-2005

	013	[***]			16-DEC-2005

	014	[***]			13-JAN-2006

	015	[***]			30-JAN-2006

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 26 of 111
CONTINUATION SHEET	PIIN/SIIN W58RGZ-04-C-0025	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.

016	[***]	10-FEB-2006

017	[***]	24-FEB-2006

	FOB POINT: ORIGIN

	SHIP TO: PARCEL POST ADDRESS

	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED BY THE GOVERNMENT 30 DAYS PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0021AB	TACTICAL OPERATION CENTER KITS		20	EA	$[***]	$[***]

	CLIN CONTRACT TYPE:
	Firm-Fixed-Price
	NOUN: TOC KIT [***]
	PRON: 9U5R44A7D9 PRON AMD: 01 ACRN: AE
	AMS CD: 53900017178

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE:
	SOW 3.1.2
	PROCUREMENT DOCUMENTATION LOCATION:
	ADDENDA: 12

	Packaging and Marking

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance

DOC		SUPPL
REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD

001	W81UHH52379U02	Y00000	M		1

	PROJ CD	BRK BLK PT

GGK

DEL REL CD	QUANTITY	DEL DATE

001	[***]	04-NOV-2005
002	[***]	18-NOV-2005

FOB POINT: ORIGIN

SHIP TO: PARCEL POST ADDRESS

(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED BY THE GOVERNMENT 30 DAYS PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 27 of 111
CONTINUATION SHEET	PIIN/SIIN W58RGZ-04-C-0025	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.

0021AC	SYSTEM INTEGRATED TUTORS	200	EA	$[***]	$[***]

CLIN CONTRACT TYPE:
Firm-Fixed-Price
NOUN: SYSTEM TUTOR — [***]
PRON: 9U5R44A6D9 PRON AMD: 01 ACRN: AE
AMS CD: 53900017178

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
SOW 3.1.3
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC
REL		SUPPL	SIG	MARK	TP
CD	MILSTRIP	ADDR	CD	FOB	CD

001	W810RR52379UO1	Y00000	M		1

PROJ CD	BRK BLK PT

GGK

DEL REL CD	QUANTITY	DEL DATE

001	[***]	04-NOV-2005

002	[***]	18-NOV-2005

003	[***]	16-DEC-2005

004	[***]	13-JAN-2006

005	[***]	27-JAN-2006

006	[***]	10-FEB-2006

007	[***]	24-FEB-2006

FOB POINT: Origin

SHIP TO: PARCEL POST ADDRESS
(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED BY THE GOVERNMENT 30 DAYS PRIOR TO THE

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 28 of 111
CONTINUATION SHEET	PIIN/SIIN W58RGZ-04-C-0025	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.

SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0022		SYSTEM SUPPORT (PRA KIT) [***]			EA

NSN: 0000-00-000-0000
SECURITY CLASS: Unclassified

0022AA		AUTHORIZED STOCKAGE LEVEL – INITIAL SPARES		4	EA	$[***]	$[***]

CLIN CONTRACT TYPE:
Firm Fixed Price
	NOUN: ASL KIT	[***]$[***]
	PRON: 9U5R44A4D9	PRON AMD: 01	ACRN: AE
AMS CD: 53900017178

(SOW 3.2.4)

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
SOW 3.2.4 & TABLE 3.4
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC
REL		SUPPL	SIG	MARK	TP
CD	MILSTRIP	ADDR	CD	FOB	CD

001	W810HH50209UO2	Y00000	M		1

PROJ CD	BRK BLK PT

GGK

DEL REL CD	QUANTITY	DEL DATE

001	[***]	22-JUL-2005

002	[***]	12-AUG-2005

003	[***]	23-SEP-2005

FOB POINT: Origin

SHIP TO:	PARCEL POST ADDRESS
(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED BY THE GOVERNMENT 30 DAYS PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 29 of 111
CONTINUATION SHEET	PIIN/SIIN W58RGZ-04-C-0025	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC

0023	TRAINING		EA

NOUN: NEW EQUIPMENT & REPLENISHMENT
SECURITY CLASS: Unclassified

0023AA	NEW EQUIPMENT TRAINING		EA	$[***]

CLIN CONTRACT TYPE:
Cost-Plus-Fixed-Fee

	NOUN: AV	W58RGZ-04-C-0025 / NET
	PRON: 9U5R44A5D9	PRON AMD: 01 ACRN: AE
AMS CD: 53900017178

(SOW 3.2.4.11)

(End of narrative B001)

THE TOTAL COST OF CLIN 0023AA IS:

	ESTIMATED BASE PRICE:	$[***]
	FIXED FEE:	[***]
	TOTAL ESTIMATED CPFF	$[***]

(End of narrative B002)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

Deliveries or Performance

		PERF COMPL
DLVR SCH REL CD	QUANTITY	DATE

001	0	25-FEB-2006

$[***]
0023AB	REPLENISHMENT TRAINING	EA	$[***]

CLIN CONTRACT TYPE:
Cost-Plus-Fixed-Fee

PRON: 9U5GRV03D9 PRON AMD: 02 ACRN: AD
AMS CD: 13519700000

(SOW 3.2.3.1)

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 30 of 111
CONTINUATION SHEET	PIIN/SIIN W58RGZ-04-C-0025	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.

(End of narrative B001)

THE TOTAL COST OF CLIN 0023AB IS:

	ESTIMATED BASE PRICE:		$[***]
	FIXED FEE:		[***]
	TOTAL ESTIMATED CPFF		$[***]

(End of narrative B002)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	25-FEB-2006

$[***]

0023AC	REPLENISHMENT TRAINING			$[***]

CLIN CONTRACT TYPE:
Cost-Plus-Fixed-Fee
NOUN: AEROVIRONMENT W58RGZ04C0035
PRON: 90SRAVA2D9 PRON AMD: 02 ACRN: AE
AMS CD: 11403400000

(SOW 3.2.3.1)

(End of narrative B001)

THE TOTAL COST OF CLIN 0023AD IS:

	ESTIMATED BASE PRICE:		$[***]
	FIXED FEE:		[***]
	TOTAL ESTIMATED CPFF		$[***]

(End of narrative B002)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 31 of 111
CONTINUATION SHEET	PIIN/SIIN W58RGZ-04-C-0025	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	25-FEB-2006

$[***]

0023AD	OCONUS NEW EQUIPMENT TRAINING OPA			$[***]

NOUN: OCONUS NEW EQUIPMENT TRAINING
PRON: 9U5R44A8D9 PRON AMD: 01 ACRN:AM
AMS CD: 53900017178

THE TOTAL COST OF CLIN 0023AD IS:

	ESTIMATED BASE PRICE:		$[***]
	FIXED FEE:		[***]
	TOTAL ESTIMATED CPFF:		$[***]

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
SOW 3.2.3.4.11.1
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	25-FEB-2005

$[***]

0023AE	OCONUS REPLENISHMENT TRAINING OMA			$[***]

NOUN: OCONUS TRAINING
PRON: 9U5RAVA5D9 PRON AMD: 02 ACRN: AF
AMS CD: 11403400000

THE TOTAL COST OF CLIN 0023AE IS:

	ESTIMATED BASE PRICE:		$[***]
	FIXED FEE:		[***]
	TOTAL ESTIMATED CPFF:		$[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 32 of 111
CONTINUATION SHEET	PIIN/SIIN W58RGZ-04-C-0025	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
SOW 3.2.3.1.4.2
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

Deliveries or Performance
	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	25-FEB-2005

$[***]

0024	CONTRACTOR LOGISTICS SUPPORT

NOUN: CLS
SECURITY CLASS: Unclassified

0024AA	CONTRACTOR LOGISTICS SUPPORT – CLS			LO	$[***]

CLIN CONTRACT TYPE:
Cost-Plus-Fixed-Fee

NOUN: AEROVIRONMENT W58RGZ04C0025
	PRON: 9U5RAVA1D9	PRON AMD: 03	ACRN: AF
AMS CD: 11403400000

SOW 3.2.3

(End of narrative B001)

THE TOTAL COST OF CLIN 0024AA IS:

	ESTIMATED BASE PRICE:		$[***]
	FIXED FEE:		[***]
	TOTAL ESTIMATED CPFF		$[***]

(End of narrative B002)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 33 of 111
CONTINUATION SHEET	PIIN/SIIN W58RGZ-04-C-0025	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.

	INSPECTION: Origin	ACCEPTANCE: Origin

Deliveries or Performance
	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	25-FEB-2006

$[***]

0024AB	NON GBL TRANSPORTATION			$[***]

CLIN CONTRACT TYPE:
Cost-Plus-Fixed-Fee
NOUN: NON GBL TRANSPORTATION
PRON: 9U5RAV1D9 PRON AMD: 02 ACRN: AF
AMS CD: 11403400000

SOW 3.2.2.3.2

(End of narrative B001)

THE TOTAL COST OF CLIN 0024AB IS:

	ESTIMATED BASE PRICE:		$[***]
	FIXED FEE:		[***]
	TOTAL ESTIMATED CPFF:		$[***]

(End of narrative B002)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

Deliveries or Performance
	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	25-FEB-2006

$[***]

0024AC	CONTRACTOR LOGISTIC SUPPORT			$[***]

CLIN CONTRACT TYPE:
Cost-Plus-Fixed-Fee
NOUN: CONTRACTOR LOGISTICS SUPPORT
	PRON: 9U5RAVA3D9	PRON AMD: 02	ACRN: AF
AMS CD: 11403400000
(End of narrative B001)

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 34 of 111
CONTINUATION SHEET	PIIN/SIIN W58RGZ-04-C-0025	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.

THE TOTAL COST OF CLIN 0024AC IS:

	ESTIMATED BASE PRICE:		$[***]
	FIXED FEE:		[***]
	TOTAL ESTIMATED COST:		$[***]

(End of narrative B002)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

Deliveries or Performance
	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	25-FEB-2006

$[***]

0024AD	CONTRACTOR LOGISTIC SUPPORT			$[***]

NOUN: CONTRACTOR LOGISTICS SUPPORT
	PRON: 9U5GRV08D9	PRON AMD: 01	ACRN: AD
AMS CD: 13519700000

THE TOTAL COST OF CLIN 0024AD IS:

	ESTIMATED BASE PRICE:		$[***]
	FIXED FEE:		[***]
	TOTAL ESTIMATED CCPFF:		$[***]

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

Deliveries or Performance
	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	25-FEB-2006

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 35 of 111
CONTINUATION SHEET	PIIN/SIIN W58RGZ-04-C-0025	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.

$[***]

0025	DATA ITEMS FOR CLINS 0021 THRU 0024	EA	$[***]	$[***]

NOUN: DATA ITEMS
SECURITY CLASS: Unclassified

ALL CONTRACT DATA REQUIRED BY CLINs 0021, 0022, 0023 AND
0024 WILL BE PROVIDED TO THE GOVERNMENT UNDER THIS CLIN

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
CDRL
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: B

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

DELIVERY OF DATA REQUIRED BY
DD 1423s SHALL BE IN ACCORDANCE
WITH THE FORM DD 1423s

(End of narrative B001)

Name of Offeror or Contractor: AEROVIRONMENT INC.

SECTION D	PACKAGING AND MARKING

	Regulatory Cite	Title	Date
D-1	53.038-4700	REPLACEMENT FOR PENTACHLOROPHENOL (USAAMCOM)	JUL/2001
If packaging requirements of this contract specify the use of wood products and a preservative is required. Pentachlorophenol, commonly referred to as “Penta” or “PCP” is prohibited. Replacement preservatives are 2 percent copper naphthenate. 3 percent zinc naphthenate or 1.8 percent cooper 8 quinclinolate

(End of Clause)

D-2	52.247-4700	BAR CODE MARKINGS (USAAMCOM)	JUN/2003
Bar Code Markings are required in accordance with the latest revision of MIL-STD-129 and ISO/IBC 16388-Information Technology-Automatic Identification and Date Capture Techniques- Bar Code Symbology Specification-Code 39.

(End of Clause)

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued			Page 36 of
CONTINUATION SHEET	PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD	111
				REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.
SECTION E INSPECTION AND ACCEPTANCE

	Regulatory Cite	Title	Date
E-1	52.246-2	INSPECTION OF SUPPLIES – FIXED PRICE	AUG/1996
E-2	52.246-3	INSPECTION OF SUPPLIES – COST-REIMBURSEMENT	MAY/2001
E-3	52.246-4	INSPECTION OF SERVICES – FIXED-PRICE	AUG/1996
E-4	52.246-5	INSPECTION OF SERVICES – COST-REIMBURSEMENT	APR/1984
E-5	52.246-6	INSPECTION – TIME-AND-MATERIAL AND LABOR-HOUR	MAY/2001
E-6	52.246-16	RESPONSIBILITY FOR SUPPLIES	APR/1984
E-7	252.246-7000	MATERIAL INSPECTION AND RECEIVING REPORT	MAR/2003
SECTION F DELIVERIES OR PERFORMANCE

	Regulatory Cite	Title	Date
F-1	52.211-17	DELIVERY OF EXCESS QUANTITIES	SEP/1989
F-2	52.242-15	STOP-WORK ORDER (AUG 1989) – ALTERNATE I	APR/1984
F-3	52.242-15	STOP-WORK ORDER	AUG/1989
F-4	52.242-17	GOVERNMENT DELAY OF WORK	APR/1984
F-5	52.247-29	F.O.B. ORIGIN	JUN/1988
F-6	52.247-30	F.O.B. ORIGIN, CONTRACTOR’S FACILITY	APR/1984
F-7	52.247-35	F.O.B. DESTINATION – WITHIN CONSIGNEE’S PREMISES	APR/1984
F-8	52.247-48	F.O.B. DESTINATION – EVIDENCE OF SHIPMENT	FEB/1999
F-9	52.247-55	F.O.B. POINT FOR DELIVERY OF GOVERNMENT-FURNISHED PROPERTY	JUN/2003
F-10	52.247-61	F.O.B. ORIGIN – MINIMUM SIZE OF SHIPMENTS	APR/1984
F-11	52.247-65	F.O.B. ORIGIN, PREPAID FREIGHT – SMALL PACKAGE SHIPMENTS	JAN/1991
F-12	52.211-4012	ACCELERATED DELIVERY (USAAMCOM)	AUG/2001
The Government normally desires maximum acceleration of deliveries provided such acceleration is at no additional cost to the Government. However, prior to acceleration of delivery, approval must be obtained from the Procuring Contracting Officer. Acceleration in the delivery of end items will be acceptable to the Government unless all other scheduled deliveries relating to contract items such as provisioning, technical documentation, drawings, publications, overpack kits, etc., accelerated by an equal period of time.
SECTION G CONTRACT ADMINISTRATION DATA

	PRON/
LINE	AMS CD		OBLG				JOB ORDER	ACCOUNTING	OBLIGATED
ITEM	MIPR	ACRN	STAT	ACCOUNTING CLASSIFICATION			NUMBER	STATION	AMOUNT
0001AA	9U4R44A3D9	AA	1	21	42035000045E5E22P53900031E1	S01021	49UR44	W31G3H	$[***]
	53900017194

0001AB	9U4R44A3D9	AA	1	21	42035000045E5E22P53900031E1	S01021	49UR44	W31G3H	$[***]
	53900017194

0002AA	9U4R44A2D9	AB	1	21	42035000043622165390001255Y	S01021	HQ0304	HQ0304	$[***]
	53900017

0002AB	9U4R44A3D9	AA	1	21	42035000045E5E22P53900031E1	S01021	49UR44	W31G3H	$
	53900017194

0002AC	9U4R44A1D9	AA	1	21	42035000045E5E22P53900031E1	S01021	49UR44	W31G3H	$[***]
	53900017194

0002AD	9U5R44A1D9	AC	1	21	52035000055ESE22P53900031EA	S01021	59UR44	W31G3H	$[***]
	53900017178

0003AA	9U4R44A4D9	AB	1	21	42035000043622155390001255Y	S01021	4HHRAP	HQ0304	$[***]
	P53900017

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued			Page 37 of
CONTINUATION SHEET	PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD	111
				REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.

	PRON/
LINE	AMS CD		OBLG				JOB ORDER	ACCOUNTING	OBLIGATED
ITEM	MIPR	ACRN	STAT	ACCOUNTING CLASSIFICATION			NUMBER	STATION	AMOUNT
0003AB	9U4R44A4D9	AB	1	21	42035000043622155390001255Y	S01021	4HHRAP	HQ0304	$[***]
	P53900017

0003AC	9U4R44A4D9	AB	1	21	42035000043622155390001255Y	S01021	4HHRAP	HQ0304	$[***]
	P53900017

0003AD	9U4R44A5D9	AG	1	21	42035000045E5E22P53900025FB	S01021	490R44	W31G3H	$[***]
	53900017194

0003AE	9U4R44A5D9	AG	1	21	42035000045E5E22P53900025FB	S01021	490R44	W31G3H	$[***]
	53900017194

0005AA	9U5GTRVND9	AD	1	21	52020000055E5E22P1351972571	S01021	59UGRN	W31G3H	$[***]
	13519700000

0021AA	9U5R44A3D9	AE	1	21	52035000055E5E22P53900031E1	S01021	59UR44	W31G3H	$[***]
	53900017178

0021AB	9U5R44A3D9	AE	1	21	52035000055E5E22P53900031E1	S01021	59UR44	W31G3H	$[***]
	53900017178

0021AC	9U5R44A6D9	AE	1	21	52035000055E5E22P53900031E1	S01021	59UR44	W31G3H	$[***]
	53900017178

0022AA	9U5R44A4D9	AE	1	21	52035000055E5E22P5390031E1	S01021	59UR44	W31G3H	$[***]
	53900017178

0023AA	9U5R44A5D9	AC	1	21	52035000055E5E22P53900032EA	S02021	59UR44	W31G3H	$[***]
	53900017178

0023AB	9USGRV03D9	AD	1	21	52020000055E5E22P1351973571	S01021	59UGRN	W31G3H	$[***]
	13519700000

0023AC	9U5RAVA2D9	AF	1	21	52020000055E5E22P1140342571	S01021	59URVN	W31G3H	$[***]
	11403400000

0023AD	9U5R44AU8D9	AH	1	21	5203500055E5E33P53900025FB	S01021	59UR44	W31G3H	$[***]
	53900017178

0023AE	9U5RAVA5D9	AF	1	21	52020000055E5E22P1140342571	S01021	59URVN	W31G3H	$[***]
	11403400000

0024AA	9U5RAVA1D9	AF	1	21	52020000055E5E22P1140342571	S01021	59URVN	W31G3H	$[***]
	11403400000

0024AB	9U5RAVA1D9	AF	1	21	52020000055E5E22P1140342571	S01021	59URVN	W31G3H	$[***]
	11403400000

0024AC	9U5RAVA3D9	AF	1	21	52020000055E5E22P1140342571	S01021	59URVN	W31G3H	$[***]
	11403400000

0024AD	9U5GRV08D9	AD	1	21	52020000055E5E22P1351972571	S01021	59UGRN	W31G3H	$[***]
	13519700000
								TOTAL	$[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued			Page 38 of
CONTINUATION SHEET	PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD	111
				REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.

SERVICE					ACCOUNTING	OBLIGATED
NAME	TOTAL BY ACRN	ACCOUNTING CLASSIFICATION			STATION	AMOUNT
Army	AA	21	42035000045E5E22P3900031E1	S01021	W31G3H	$[***]
Army	AB	21	42035000043622155390001255Y	S01021	HQ0304	$[***]
Army	AC	21	52035000055E5E22P53900031EA	S01021	W31G3H	$[***]
Army	AD	21	52020000055E5E22P1351972571	S01021	W31G3H	$[***]
Army	AE	21	52035000055E5E22P5390031E1	S01021	W31G3H	$[***]
Army	AF	21	5202000055E5E22P1140342571	S01021	W31G3H	$[***]
Army	AG	21	42035000045E5E22P53900025FB	S01021	W31G3H	$[***]
Army	AH	21	52033000055E5E22P53900025FB	S01021	W31G3H	$[***]

					TOTAL	$[***]

	Regulatory Cite	Title	Date
G-1	52.342.4001	PREPARATION AND DISTRIBUTION OF DD FORM 250 (MIRR) (USAAMCOM)	OCT/2000
(a) In addition to the requirement of DOD FAR Supplement Appendix F, when preparing DD Form 250 (MIRR), Material Inspection and Receiving Report, the Contractor shall identify in Block 16, for each shipment entry, the PRON number when cited in the contract.
(b) The mailing address for the distribution of DD Form 250 (MIRR) to the National Inventory Control Point/Inventory Control Manager is as follows:
Commander
U.S. Army Aviation and Missile Command
ATTN: AMSAM-AC-LS
Redstone Arsenal, AL 35898-5000
(c) When the solicitation includes Foreign Military Sales (FMS) requirements, the Contractor shall forward one (1) copy of the DD Form 250 (MIRR) and one copy of the shipping document to the Foreign Military Sales Representatives at the following address:
Commander
U.S. Army Aviation and Missile Command
ATTN: AMSAM-SA
Redstone Arsenal, AL 35898-5000
[End of clause]
     THIS CONTRACT HAS PERFORMANCE BASED PAYMENTS.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued			Page 39 of 111
CONTINUATION SHEET	PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMDP	REPRINT

Name of Offeror or Contractor: AEROVIRONMENT INC.
THE CONTRACTOR IS AUTHORIZED TO BILL MILESTONE PAYMENTS FOR THE ITEMS SHOWN ON ATTACHMENT 08 OF
THIS CONTRACT AFTER PRESENTING THE REQUEST FOR PAYMENT THROUGH THE COGNIZENT DCMA OFFICE FOR
APPROVAL OF THE MILESTONE BILLING.
THE EVENT TEXT IS THE SHORTENED FORM OF THE NARRATIVE FROM ATTACHED 08. FOR PAYMENT PURPOSES THE
FOLLOWING INFORMATION FROM ATTACHMENT 08 IS REPEATED HERE:

ACCOUNTING
MILESTONE	EVENT	VALUE	CLIN	ACRN	ACCOUNTING CLASSIFICATION	STATION
1	[***]	$[***]	0001AA	AA	21 42035000045E5E22P53900031B1 S01021	W31G3H
2	[***]	$[***]	0001AA	AA	21 42035000045E5E22P53900031B1 S01021	W31G3H
3	[***]	$[***]	0001AA	AA	21 42035000045E5E22P53900031E1 S01021	W31G3H
4	[***]	$[***]	0001AA	AA	21 42035000045E5E22P53900031E1 S01021	W31G3H
5	[***]	$[***]	0001AA	AA	21 42035000045E5E22P53900031E1 S01021	W31G3H
6	[***]	$[***]	0001AA	AA	21 42035000045E5E22P53900031E1 S01021	W31G3H
7	[***]	$[***]	0001AA	AA	21 42035000045E5E22P53900031E1 S01021	W31G3H
8	[***]	$[***]	0001AA	AA	21 42035000045E5E22P53900031E1 S01021	W31G3H
9	[***]	$[***]	0001AA	AA	21 42035000045E5E22P53900031E1 S01021	W31G3H
*** END OF NARRATIVE G 001 ***
PERFORMANCE BASED PAYMENTS RECEIVED BY THE CONTRACTOR ON THIS CONTRACT SHALL BE LIQUIDATED AGAINST
ITEMS DELIVERED ON CLINs 0001 AND 0002AA AT A RATE OF five (5) PERCENT OF THE INVOICED VALUE
FOR THE CLIN PAYMENT.
ANY PERFORMANCE BASED PAYMENT NOT LIQUIDATED BEFORE THE LAST DELIVERY FROM THE CLINs 0001 AND
0002AA SHALL BE LIQUIDATED SUCH THAT A ZERO BALANCE IS ACHIEVED WITH THE LAST PAYMENT AGINST
THESE CLINs.
THE CONTRACTOR SHALL SEPARATELY INVOICE ITEMS FOR CLINs 0001 AND 0002AA SUCH THAT THE VALUE OF
THESE ITEMS IS READILY IDENTIFIABLE.
*** END OF NARRATIVE G 002 ***
CLIN 00021AA HAS PERFORMANCE BASED PAYMENTS.
THE CONTRACTOR IS AUTHORIZED TO BILL MILESTONE PAYMENTS FOR THE ITEM SHOWN ON ATTACHMENT 017 OF THIS CONTRACT AFTER PRESENTING THE REQUEST FOR PAYMENT THROUGHOUT THE COGNIZANT DCMA OFFICE FOR APPROVAL OF THE MILESTONE BILLING.
THE EVENT TEXT IS THE SHORTENED FORM OF THE NARRATIVE FROM ATTACHMENT 17. FOR PAYMENT PURPOSES, THE FOLLOWING INFORMATION FROM ATTACHMENT 17 IS REPEATED HERE:

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued			Page 40 of 111
CONTINUATION SHEET	PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMDP	REPRINT

Name of Offeror or Contractor: AEROVIRONMENT INC.

MILESTONE	EVENT	VALUE	CLIN	ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION
10	[***]	$[***]	00021AA	AE	21 52038000045E5E22P53900031E1 S01021	W31G3H
PERFORMANCE BASED PAYMENTS RECEIVED BY THE CONTRACTOR ON CLIN 00021AA SHALL BE LIQUIDATED
AGAINST ITEMS DELIVERED ON CLIN 0021AA AT A RATE OF six (6) PERCENT OF THE INVOICED VALUE FOR
THE CLIN PAYMENT.
ANY PERFORMANCE BASED PAYMENT AMOUNT NOT LIQUIDATED BEFORE THE LAST DELIVERY FROM THE CLIN
00021AA SHALL BE LIQUIDATED SUCH THAT A ZERO BALANCE IS ACHIEVED WITH THE LAST PAYMENT AGAINST
THESE CLINs.
THE CONTRACTOR SHALL SEPARATELY INVOICE ITEMS FOR CLIN 00021AA SUCH THAT THE VALUE OF THE ITEM IS READILY IDENTIFIABLE.
***END OF NARRATIVE G 003***
(NOTE: See P00020 for the establishment of the final funding levels for CLINs 0023AA; 0023AB; 0023AC and 0024AA.)
***END OF NARRATIVE G 004***
SECTION H – SPECIAL CONTRACT REQUIREMENTS

	Regulatory Cite	Title	Date
H-1	52.243-4000	ENG CHG PROPOSAL. VALUE ENG CHG PROPOSAL. REQUEST FOR DEVIATION.	NOV/2003
REQUEST FOR WAIVER. ENG RELEASE RECORDS. NOTICE OF REVISION, &
SPECIFICATION CHG NOTICE PREPARATION AND SUBMISSION INSTRUCTIONS
(a) Format: Contractor Initiated Engineering Change Proposals (ECPs). Value Engineering Change Proposals (VECPs). Request for Deviations (RFDs), and Request for Waivers (RFWs), collectively referred to as “proposals”, shall be prepared in accordance with the format and requirements specified in the following paragraphs:
(1) Class I ECPs require the “Long Form Procedure” for documenting the change and describing the effects of the change on the suitability and supportability of the Configuration Item (CI). Class I ECPs should be limited to those that are necessary or offer significant benefit to the Government. Class I ECPs are those that affect the performance, reliability, maintainability, survivability, weight, balance, moment of inertia, interface characteristics, electromagnetic characteristics, or other technical requirements in the specifications and drawings. Class I ECPs also include those changes that affect Government Furnished Equipment, safety, compatibility, retrofit, operation and maintenance manuals, interchangeability, substitutability, replaceability, source control specifications and drawings, costs, guarantees or warranties, deliveries, or schedules. Class II ECPs are those that do not affect form, fit and function, cost, or schedule of the system CI and do not meet the other criteria described above for Class I ECPs.
(2) Long Form Procedure: Class I changes to the CI require that AMSAM-RD Form 523, pages 1 through 7 (as applicable), be prepared. Use of this procedure assures that all effects of the change on the CI are properly addressed and documented to the necessary detail to allow proper evaluation of the proposed change.
(3) Short Form Procedure: ECPs and VECPs, which meet the requirements of Class II ECPs, shall be prepared using AMSAM-RD Form 523 (page 1 only). Supplemental pages may be used with the form as necessary. The responsible Contract Management Office (CMO) will enter the appropriate data in Block 5 “Class of ECP”, Block 6 “Justification Codes”, and Block 7 “Priority.”
(4) The Contractor shall not manufacture items for acceptance by the Government that incorporate a known departure from requirements, unless the Government has approved a RFD. RFDs shall be prepared using AMSAM-RD Form 527 or AMSRD-AMR Form 530 (Type I).
(5) The Contractor shall not submit items for acceptance that include a known departure from the requirements, unless the Government has approved a RFW (AMSAM RD Form 537) or Type II RFD (AMSRD-AMR Form 530).
(6) Each ECP, RFD or RFW submitted shall be accompanied by a written and signed evaluation prepared by the responsible Defense Contract Management Agency (DCMA) technical representative. The DCMA written evaluation shall be considered part of the ECP/RFD/RFW proposal submitted.
(7) Classification of RFDs/RFWs.
(a) Major RFDs/RFWs. RFDs/RFWs written against CIs shall be designated as major when the RFD/RFW consists of acceptance of an item having a nonconformance with contract or configuration documentation involving health; performance; interchangeability; reliability; survivability; maintainability; effective use or operation; weight; appearance (when a factor); or when there is a departure from a requirement classified as major in the contractual documentation.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued			Page 41 of 111
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Name of Offeror or Contractor: AEROVIRONMENT INC.
(b) Critical RFDs/RFWs. RFDs/RFWs written against CIs shall be designated as critical when the RFD/RFW consists of acceptance of an item having a nonconformance with contract or configuration documentation involving safety or when there is a departure from a requirement classified as critical in the contractual documentation.
(c) Minor RFDs/RFWs. RFDs/RFWs written against CIs shall be designated as minor when the RFD/RFW consists of acceptance of an item having a nonconformance with contract or configuration documentation which does not involve any of the factors listed above in paragraphs 7(a) or 7(b), or when there is a departure from a requirement classified as minor in the contractual documentation.
(8) Proposals shall include sufficient technical data to describe all changes from existing contract requirements.
(9) Proposals shall include sufficient justification for making the change, including a statement of contract impact, if the change is not authorized.
(10) Proposals for ECPs shall set forth a “not to exceed” price and delivery adjustment acceptable to the Contractor if the Government subsequently approves the proposal. If approved, the equitable increase shall not exceed this amount.
(11) Times allowed for technical decisions for ECF and RFD/RFW proposals will be worked out via mutual agreement between the Contractor and the Government.
(12) The Contractor shall submit, concurrent with the ECP, a separate AMSAM-RD Form 525. “Specification Change Notice” (SCN), for each specification that would require revision if the ECP were approved.
(13) Proposals for VECPs shall set forth a “not less than” price and delivery adjustment acceptable to the Contractor if the Government subsequently approves the proposal. If approved, the savings shall not be less than this amount. Proposals that involve aggregate increases or decreases in cost plus applicable profits in excess of $550,000 will require the submission to the Contracting Officer of an executed Certificate of Current Cost or Pricing Data in accordance with FAR 15.406-2.
(14) The Contractor shall utilize AMSAM-RD Form 526, “Engineering Release Record” (ERR) to release new or revised configuration documentation to the Government for approval.
(15) The Contractor shall utilize AMSAM-RD Form 524, “Notice of Revision” (NOR) to describe the exact change(s) to configuration documentation specified as a data requirement in the contract. The Contractor shall describe the change using sub-sections entitled “WAS” to describe the current contractual technical requirement and “IS” to describe the proposed new requirement.
(b) Submittal: The Contractor shall submit two (2) copies of each proposal to the responsible ACO. One (1) copy of each proposal shall be returned to the Contractor within (5) working days after receipt by the Administrative Contracting Officer (ACO), stating whether or not the proposal is in compliance with this provision. Any unresolved differences between the ACO and the Contractor concerning ECPs, VECPs, RFWs or RFDs will be submitted to the Contracting Officer for resolution. Submittals may be made by electronic means by scanning the appropriate completed forms into a computer or preparing the forms electronically.
(c) Distribution.
(1) Electronic Distribution
The preferred method of distribution is via submission through the Internet E-mail System to the Government Contracting Officer. Microsoft Word is required for use with the transmittal letter (E-mail). Required forms will be attached to the E-mail. All forms may be obtained from the AMCOM Acquisition Center Website (https://www.proc.redstone.army.mil/acquisition) by clicking on “Forms/Checksheets.” The forms are in both “Adobe Acrobat” and “Form Flow” formats. In order to access and use the forms, the user must have the “Adobe Acrobat” or “Form Flow” software installed on their computer. Drawings may be scanned into the computer and sent as an attachment. In some cases, because of size, drawings may have to be sent as hard copies or sent under special electronic instructions provided by the Government Contracting Officer. Contractors who do not have access to the AMCOM Acquisition Center Website will need to contact the Contracting Officer, the appropriate Project Office Configuration Management Office, or the Technical Data Management Division (AMSRD-AMR-SE-TD) to have the AMCAM forms sent to their facility.
(2) Hard Copy Distribution
For each Class I or II ECP, or each RFD/RFW that the ACO determines to be in compliance with this provision, the Contractor shall submit the original plus five copies to the Contracting Officer and one copy to the ACO. Upon receipt of any type of change proposal that is submitted to the Contracting Officer, the ACO shall immediately submit DCMA’s written evaluation pertaining to the proposed engineering change action to the Contracting Officer. Assistance in preparing any of these proposals may be obtained from the ACO or AMCOM Change Control Point at:
Commander
U.S. Army Aviation and Missile Command
ATTN: AMSRD-AMR SE-TD-CM
Redstone Arsenal, Al 35898-5000
                    Telephone: 256-876-1335
For each VECP that the ACO determines to be in compliance with this provision, the Contractor shall submit the original plus five copies to the Contracting Officer and one copy to the ACO. Upon receipt of any VECP that is submitted to the Contracting Officer, the ACO shall immediately submit DCMA’s written evaluation to the Contracting Officer. The Contractor shall also submit one copy of the VECP to the AMCOM Value Engineering Program Manager (VEPM) whose address is below. Assistance in preparing VECPs may be obtained from the VEPM.
Commander
U.S. Army Aviation and Missile Command
ATTN: AMSRD-AMR SE-IO-VE
Redstone Arsenal, Al 35898-5000

	Reference No. of Document Being Continued			Page 42 of 111
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Name of Offeror or Contractor: AEROVIRONMENT INC.
Telephone: 256-876-8163
(d) Government Acceptance: Acceptance of a proposal by the Government shall be affected by the issuance of a change order or execution of a supplemental agreement incorporating the proposal into the contract. The Government will notify the Contractor in writing if a proposal is determined to be unacceptable.
(End of clause)

H-2	SPECIAL DEFINITIONS

CONTRACTOR REPRESENTATIVES LOCATED ON-SITE ARE ELIGIBLE FOR CONSIDERATIONS PROVIDED TO COMPANY GRADE OFFICERS, SUBJECT TO AVAILABILITY AND TO THE APPROVAL OF THE INSTALLATION/SITE COMMANDER.

H-3	FLIGHT ON MILITARY AIRCRAFT

TRAVEL BY COMMERCIAL/GOVERNMENT/U.S. ARMY AIRCRAFT IS AUTHORIZED IN SUPPORT OF ANY DEPLOYMENT OPERATIONS. IF TRAVEL IS IN CONJUNCTION WITH OBLIGATIONS TO PROVIDE LOGISTICAL SUPPORT (I.E., AIRCRAFT REPAIR AND TECHNICAL ASSISTANCE UNDER THIS CONTRACT). SUPPORT WILL BE AS NECESSARY TO ACCOMPLISH DEPLOYMENT OBJECTIVES. THE CONTRACTOR WILL BE REQUIRED TO FLY VIA MILITARY FIXED WING OR ROTARY AIRCRAFT DURING THIS DEPLOYMENT. THIS REQUIREMENT INCLUDES THE INITIAL DEPLOYMENT TO THE OCONUS LOCATION.

H-4	STATUS OF FORCES AGREEMENTS (SOFA) LOGISTICS SUPPORT AND PRIVILEGES

SOFA LOGISTICS SUPPORT AND PRIVILEGES, AS AVAILABLE, WILL BE FURNISHED TO THE CONTRACTOR AND WILL BE THE SAME AS THOSE PROVIDED FOR DOD CIVILIANS, GS-11 OR EQUIVALENT. PAYMENT FOR LODGING AND SUBSISTENCE WILL BE PROVIDED UNDER THE TERMS AND CONDITIONS OF THIS CONTRACT. FOR THE PERIOD OF ACCREDITATION, WITH THE APPROVAL OF THE LOCAL COMMANDER, THE CONTRACTOR WILL BE PROVIDED THE FOLLOWING:
A.	ACCESS TO THE BASE COMMISSARY AND AAFES FACILITIES (MILITARY EXCHANGE, INCLUDES RATIONED ITEMS);

B.	ACCESS TO U.S. MILITARY FACILITIES;

C.	ACCESS TO AND USE OF MILITARY BANKING FACILITIES AND/OR MILITARY FINANCE OFFICES;

D.	ACCESS TO AND USE OF MORTUARY SERVICES;

E.	ACCESS TO AND USE OF MILITARY POST OFFICES;

F.	ACCESS TO AND USE OF MILITARY BILLETING FACILITIES;

G.	ACCESS TO AND USE OF OFFICER OR NCO/EM CLUBS;

H.	ACCESS TO AND USE OF MILITARY SUPPLY SYSTEMS, AS APPROPRIATE;

I.	PURCHASE OF PETROLEUM AND OIL;

J.	ACCESS TO AND USE OF MESSING FACILITIES AT REMOTE SITES ONLY (REIMBURSABLE);

K.	CUSTOMS EXEMPTION;

L.	ACCESS TO AND USE OF MEDICAL/DENTAL SERVICES ON A REIMBURSABLE BASIS
IF DEPLOYMENT IS REQUIRED UNDER THIS CONTRACT TO COUNTRIES WITHOUT A SOFA, A LETTER OF ACCREDITATION/AUTHORIZATION WILL BE ISSUED ON AN “AS NEEDED” OR CASE-BY-CASE BASIS FOR CONTRACTOR CIVILIAN EMPLOYEES, GS-11 OR EQUIVALENT, SUBJECT TO LOCAL POLICY, REGULATIONS, AND AVAILABILITY.
H-5 Contractor Support in a Deployment Situation
1.0 – Purpose
The contractor shall provide support for the UAVS RAVEN Program in support of deployments, contingencies and exercises in CONUS and OCONOS locations. Support shall be provided during deployment, during in theater of operations, and during redeployment from areas of operation, contingencies, and exercises.
2.0 – Obligation
The contractor’s obligation in providing contractor support in a deployment situation is limited to providing its reasonable best efforts to provide personnel to deploy with a military unit in a deployment situation that could involve hostilities. The contractor’s subsequent inability to provide personnel is an excusable delay and the contract cannot be terminated for default as a result thereof.
No change in the scope or within the scope of this contract, which would effect a change in any term or provision of this contract shall be made except by official contract modification executed by the Contracting Officer. The contractor shall ensure that all contractor personnel are knowledgeable and cognizant of this contract clause. Changes to contract effort accepted and performed by contractor personnel outside of the scope of this contract without specific authorization of the contracting officer shall be the responsibility of the contractor.
The contracting officer may change the priorities of the contractor’s activities within the terms and conditions of the contract.
The contractor is responsible for supervision and direction of all contractor personnel and for on-site liaison with functional U.S. organizations. The contractor and its personnel shall not supervise or be supervised by government personnel.

	Reference No. of Document Being Continued			Page 43 of 111
CONTINUATION SHEET	PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMDP	REPRINT

Name of Offeror or Contractor: AEROVIRONMENT INC.
The regional combatant commander (previously referred to as the commander in chief (CINC)) is responsible for accomplishing the mission and ensuring the safety of all deployed military, government civilians, and contractor employees in support of US military operations. When US citizen contractor employees are involved in supporting an operation, they must be accounted for in the similar manner as military and DAC personnel.
3.0 — Definition of Terms
“Contractor Personnel” includes all agents, personnel, subcontractors, and vendors of this prime contractor. For deployment purposes, contractor personnel are neither combatants nor noncombatants. Under international agreement, they are considered civilians authorized to accompany the force in the field.
“Combat Related Tasks” means any aggressive offensive hostile action against an enemy of the United States other than actions directly related to self-defense.
“Contracting Officer” for the purposes of this clause only, includes the Contracting Officer’s technical representatives and the Contracting Officer’s designated representatives.
“Deployment” is the relocation of forces to desired areas of operations.
4.0 – Reserved
5.0 – Management
5.0.1 The contractor shall ensure that all contractor personnel, including subcontractors, comply with all guidance, instructions, and general orders applicable to U.S. Armed Forces and DOD civilians and issued by the Theater Commander or his/her representative. This will include any and all guidance and instructions issued based upon the need to ensure mission accomplishment, force protection and safety.
5.0.2 The contractor shall comply, and shall ensure that all deployed contractor personnel comply, with pertinent Service and DOD directives, policies, and procedures. The contractor shall also ensure compliance with federal statutes, judicial interpretations and international agreements (e.g., Status of Forces Agreements, Host Nation Support Agreements, etc.) applicable to U.S. Armed Forces or U.S. citizens in the area of operations. Disputes will be resolved by the Contracting Officer. Except when required by statue, contractor personnel will not be subject to the Uniform Code of Military Justice, including, without limitation, the absence/desertion provisions of the code. When criminal activity is involved, the Host Nation’s laws and international agreements may take precedence. In the absence of any host nation involvement, the commander may utilize the Military Extraterritorial Jurisdiction Act (Public Law 106-523) of 2000.
5.0.3 The contractor shall take reasonable steps to ensure the professional conduct of its personnel and subcontractors.
5.0.4 The contractor shall promptly resolve, to the satisfaction of the Contracting Officer, all contractor personnel performance and conduct problems identified by the cognizant Contracting Officer or his/her designated representative.
5.0.5 The Contracting Officer may direct the contractor, at the contractor’s expense, to remove or replace any contractor personnel failing to adhere to instructions and general orders issued by the Theater Commander or his/her designated representative.
5.0.6 The Contracting Officer, the Contracting Officer’s technical representative and the Contracting Officer’s representatives are the U.S. Government (“Government”) officials responsible for administering the contractor’s performance. All questions regarding authorized direction should be bought to the attention of one of these Government officials.
5.1 — Accounting for Personnel
5.1.1 As directed by the Contracting Officer of his/her representative and based on instructions of the Theater Commander, the contractor shall report its personnel, including third country nationals, entering and/or leaving the area of operations by name, citizenship, location, Social Security number (SSN) or other official identity document number.
5.1.2 Contractor personnel shall be assigned to the Logistics Support Element for administrative and personnel reporting purposes and shall comply with the reporting instructions of the Logistics Support Element commander.
5.2 — Risk Assessment and Mitigation
5.2.1 The contractor will prepare plans for support of military operations as required by the contract or as directed by the Contracting Officer.
5.2.2 For badging and access purposes, the contractor will provide the Service with a list of all personnel (including qualified subcontractors and/or local vendors being used in the area of operations) with all required identification and documentation information. Changes/updates will be coordinated with service representative.
5.2.3 As required by the operational situation, the Government will relocate contractor personnel (who are citizens of the United States, aliens resident in the United States, aliens resident in the United States or third country nationals, not resident in the host nation) to a safe area or evacuate them from the area of operations. The U.S. State Department has responsibility for evacuation of non-essential personnel.
5.2.4 The contractors will brief its personnel regarding the potential danger, stress, physical hardships and field living conditions.
5.2.5 The contractor will require all its personnel to acknowledge in writing that they understand the danger, stress, physical hardships and field living conditions that are possible if the personnel deploy in support of military operations.

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5.2.6 The contractor will designate a point of contact for all of its plans and operations and establish an operations center to plan and control the contractor deployment process and resolve operational issues with the deployed force.
5.2.7 The Government will provide operational support services, as available, to the Contractor, to include connectivity to telecommunications resources, or any other services that are needed to assist the contractor in performing its mission.
5.2.8 The Government will incorporate contractor personnel into Government Contingency Plans and contractor personnel will be afforded the same rights privileges, protection and priority as U.S. Government personnel.
5.3 – Reserved
5.4 – Reserved
5.5 — Force Protection
5.5.1 While performing duties in accordance with the terms and conditions of the contract, the Service will provide force protection to contractor personnel commensurate with that given to Service/Agency (e.g. Army, Navy, Air Force, Marine, Defense Logistics Agency (DLA) civilians in the operations area.
5.5.2 Contractor personnel accompanying U.S. Armed Forces may be subject to hostile actions. If captured, the status of contractor personnel will depend on the type of conflict, applicability of any relevant international agreements, and the nature of the hostile force. The full protections, granted to Prisoners of War (POW) under the Geneva (1949), and Hague (1907) Conventions apply only during international armed conflicts between the signatories to these conventions. Therefore, contractor personnel status will depend on the specific circumstances of an operation. When the United States is a participant in an international armed conflict, contractor personnel are entitled to be protected as POWs if captured by a force that is a Geneva/Hague convention signatory. To ensure proper treatment, contractor personnel will be provided with a Geneva Conventions (DD Form 489) or similar identification card. Contractor personnel will be considered at least GS-12 equivalents for this purpose.
5.5.3 The Government shall support requests of contractor personnel to pay counsel fees, court costs, bail, interpreter fees or other fees and expenses pursuant to 10 U.S.C. Section 1037.
5.6 — Vehicle and Equipment Operation
5.6.1 The contractor shall ensure personnel possess the required civilian licenses to operate the equipment necessary to perform contract requirements in the theater of operations in accordance with the Statement of Work.
5.6.2 The Government authorizes deployed contractor personnel to operate, drive, and/or ride Government Tactical Vehicles as required in the performance of their duties in execution of this contract. Before operating any military owned or leased equipment, the contractor personnel shall provide proof of license (issued by an appropriate governmental authority) to the Contracting Officer or his/her representative.
5.6.3 The Government, at its discretion, may train and license contractor personnel to operate military owned or leased equipment.
5.6.4 While operating a military owned or leased vehicle or equipment, contractor personnel may be subject to the local laws and regulations of the country, area, city, and/or camp in which deployed. The contractor and its personnel may be held jointly and severally liable for all damages resulting from the unsafe or negligent operation of military owned or leased equipment.
5.7 — Response Time, On-Call Duty or Extended Hours
5.7.1 The contractor, upon issuance of a task order, modification, or equivalent order by the Contracting Officer or his/her designated representative, shall effect all actions necessary to ensure all required personnel and equipment are at the location(s) identified and at the times specified in the task order, modification or equivalent order.
5.7.2 The contractor shall be reasonably available to work “on-call” during other than “regular hours” to perform high priority tasks.
5.7.3 The Contracting Officer, or his/her designated representative, will identify the parameters of “on-call” duty.
5.7.4 The contractor shall be available to work extended hours to perform mission essential tasks as directed by the Contracting Officer.
5.7.5 The Contracting Officer may negotiate an equitable adjustment to the contract consistent with pre-award cost negotiations concerning extended hours, surges, and overtime requirements.
5.8 — Clothing and Equipment Issue
5.8.1 The contractor shall ensure that contractor personnel possess the necessary personal clothing and safety equipment to execute contract performance in the theater of operations in accordance with the statement of work. Clothing should be distinctive and unique and not imply that the contractor is a military member, while at the same time not adversely affecting the Government’s tactical position in the field.
5.8.2 Unless specifically authorized by the Theater Commander, contractors accompanying the force are not authorized to wear military uniforms, except for specific items required for safety and security. If required, the Government shall provide to the contractor all military unique organizational clothing and individual equipment. Types of organizational clothing and individual equipment may include Nuclear, Biological, and Chemical defensive equipment.
5.8.2.1 The Contracting Officer shall identify to the contractor the organizational clothing and individual equipment. Upon receipt of organizational clothing and

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individual equipment, the contractor shall assume responsibility and accountability for these items.
5.8.2.2 The contractor or contractor personnel shall sign for all issued organizational clothing and individual equipment, thus, acknowledging receipt and acceptance of responsibility for the proper maintenance and accountability of issued organizational clothing and individual equipment.
5.8.2.3 The contractor shall ensure that all issued organizational clothing and individual equipment is returned to the Government. Upon return of organizational clothing and individual equipment to the Government, the contractor shall be responsible for requesting, maintaining, and providing to the Contracting Officer documentation demonstrating the return of issued organizational clothing and individual equipment to Government control.
5.8.2.4 The Contracting Officer will require the contractor to reimburse the Government for organizational clothing and individual equipment lost or damaged due to the contractor’s willful misconduct.
5.9 — Usual Assistance
5.9.1 The contractor will ensure its personnel deploying to or in a theater of operations are furnished the opportunity and assisted with making wills and other estate planning instruments as well as with any necessary powers of attorney prior to deployment processing and/or deployment.
5.9.2 While contractor personnel are deployed in the theater of operations, the Government shall provide legal assistance in accordance with the following conditions and as permissible under Military Department Regulations.
5.9.2.1 The legal assistance is in accordance with applicable international agreements and approved by the host nation government.
5.9.2.2 Legal assistance, which is provided, is limited and ministerial in nature (for example, witnessing signatures on documents and providing notary services), legal counseling (to include review and discussion of legal correspondence and documents), and legal document preparation (limited to powers of attorney and advanced medical directives), and help retaining non DoD civilian attorneys.
5.10 — Central Processing and Departure Point (Conus Replacement Center — CRC)
5.10.1 The Government is responsible for providing information on all requirements necessary for deployment. For any contractor personnel determined by the Government at the deployment site to be non-deployable, the contractor shall promptly remedy the problem. If the problem cannot be remedied in time for deployment, a replacement having equivalent qualifications and skills shall be provided to meet the rescheduled deployment timeline as determined by the Contracting Officer.
5.10.2 The Contracting Officer shall identify to the contractor all required mission training and the location of the required training.
5.10.3 The contractor shall ensure that all deploying personnel receive all required mission training and successfully complete the training.
5.10.4 The Contracting Officer shall inform the contractor of all Nuclear, Biological, and Chemical (NBC) equipment and Chemical Defensive Equipment (CDE) training requirements and standards.
5.10.5 The Government shall provide the contractor personnel with CDE familiarization training for the performance of mission essential tasks in designated high threat countries. This training will be commensurate with the training provided to DoD civilian personnel.
5.11 — Standard Identification Cards
5.11.1 The Contracting Officer shall identify to the contractor all identification cards and tags required for deployment and shall inform the contractor where the identification cards and tags are to be issued.
5.11.2 The Contracting Officer shall coordinate for issuance of required identification cards and tags for all contractor personnel not processing through a CRC.
5.11.3 The contractor shall ensure that all deploying individuals have the required identification tags and cards prior to deployment.
5.11.4 Upon redeployment, the contractor will ensure that all issued controlled identification cards and tags are returned to the Government.
5.12 – Medical
5.12.1 The contracting Officer shall provide the contractor with all physical, medical and dental requirements and standards necessary for deployment. The contractor shall conduct physical and medial evaluations, as necessary, of all of its deployable personnel at contractor and/or employee expense to ensure that they are capable of enduring the rigors of deployment in support of the military operation. Physical and medial evaluation costs due to Government requirements that are above normal physical and medical evaluation requirements will be considered allowable costs.
5.12.2 The contractor shall be responsible for providing qualified, capable personnel who meet the physical standards, medical requirements, and standard immunization requirements for job performance in the designated theater of operations. Army Regulation 40-562 provides detailed information concerning immunizations. The Centers for disease Control provide an Internet based health information service that includes recommended immunizations at ww.cdc.gov/travel.
5.12.3 Contractor personnel shall be required to present their medical and dental records with a recent history and physical not over 12 months old for screening at the CRC. The dental record music indicate a dental exam that is not over six months old. Medical screening at the CRC may include DNA sampling and military/area unique immunizations for contractors deploying occurs.
5.12.4 RESERVED

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5.12.5 While in the area of operations, eligible contractor personnel deployed shall receive medical and dental care/support equivalent to that provided to military personnel. This care will include, as required:
Inpatient and outpatient services (routine and emergency care).
Pharmaceutical Support.
Evacuation.
Any other medial support as determined by appropriate military authorities, in accordance with recommendations from the command surgeon.
5.12.6 The Government shall provide injections against biological and chemical warfare to contractor personnel as appropriate.
5.12.7 Deploying civilian contactor personnel shall carry with them a minimum 90 day supply of any medication they require. When required, contractor personnel will deploy with two pairs of eyeglasses and a current prescription.
5.13 — Weapons and Training
5.13.1 In no event shall the contractor or contractor personnel be required to perform Combat Related Tasks
5.13.2 The government may issue weapons (sidearms) for self defense to contractor personnel. Acceptance of weapons by contractor personnel is at the discretion of the contractor and its personnel. When accepted, contractor personnel are responsible for using live weapons in accordance with the rules of engagement, policies, regulations, instructions, directives, guidance, and orders issued by the Theater Commander, which shall be provided to or made known to contractor personnel, all military regulations, and any contractor policies regarding possession, use, safety, and accountability of weapons and ammunition. Contractor personnel self-defense is not a contract requirement; therefore, contractor personnel are legally liable for any use that is not in accordance with these above rules, instructions, directives, guidance, orders, regulations, and policies. Only military issued ammunition may be used in any weapon that is accepted.
5.13.3 Prior to issuing any weapons to contractor personnel, the Government shall provide the contractor personnel with weapons familiarization training commensurate to training provided to Department of Defense civilian personnel.
5.13.4 The contractor shall ensure that its personnel adhere to all guidance and orders issued by the Theater Commander or his/her representative regarding possession, use, safety and accountability of weapons and ammunition.
5.13.5 Upon redeployment or notification by the Government, the contractor shall ensure that all Government issued weapons and ammunition are returned to Government control.
5.13.6 Contractors will screen contractor personnel, and Subcontractors to ensure that personnel may be issued a weapon in accordance with U.S. or applicable host nation laws. Evidence of screening will be presented to the Contracting Officer.
5.14 — Passports, Visas, Customs and Travel Orders
5.14.1 The contractor is responsible for obtaining all passports, visas, or other documents necessary to enter and/or exit any area(s) identified by the Contracting Officer for contractor personnel.
5.14.2 All contractor personnel shall be subject to the customs processing procedures, entrance and exit requirements, to include laws, treaties, agreements and duties for the country in which they are deploying, and the customs requirements, procedures, laws, and duties of the United States upon re-entry.
5.14.3 The Contracting Officer will determine and stipulate the allowablity and allocability of payment for entry/exit duties on personal items in possession of contractor personnel per U.S. Customs Service rates and restrictions.
5.14.4 The Government will supply the contractor with a Letter of Authorization/Identification, or its equivalent, when necessary to performance of the contract in a deployment situation.
5.15 — Reception, Staging, Onward Movement and Integration
5.15.1 Upon arrival in the area of operations, contractor personnel will receive Reception, Staging, Onward movement and Integration (RSOMI), as directed by the Theater Commander or his/her designated representative through the Contracting Officer or his/her designated representative.
5.15.2 The contractor should be prepared to move material and equipment using Government transportation and comply with applicable transportation regulations such as MILSTAMP, etc., for safety, packaging, tie down, etc.
5.16 — Living Under Field Conditions
The government shall provide to contractor personnel deployed in the Theater of Operations the equivalent field living conditions, quarters, subsistence, sanitary facilities, mail delivery, laundry service, emergency medical and dental care, emergency notification, and other available support afforded to Government personnel and military personnel in the theater of operations. While living in the field environment, contractor personnel shall maintain a clean living area, be considerate of others, and adhere to the commander’s policies, directives, instructions, etc.
5.17 — Morale, Welfare, and Recreation
The Government shall provide contractor personnel deployed in the theater of operations morale, welfare, and recreation services commensurate with that provided to Department of Defense civilians and military personnel deployed in the theater of operations providing the appropriate commander approves.

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5.18 — Status of Forces Agreement
5.18.1 Contractor personnel shall be granted Status of Forces Agreement (SOFA) protection where appropriate. When applicable, these agreements may establish legal obligations independent of contract provisions. SOFA agreements also define the legal status (e.g., host-nation criminal and civil jurisdiction) and legal obligations (e.g., taxes, customs, etc.) of contractors in a host nation.
5.18.2 The Contracting Officer shall inform the contractor of the existence of all relevant SOFA and other similar document, and provide copies upon request.
5.18.3 The contractor is responsible for obtaining all necessary legal advice concerning the content, meaning, application, etc. of any applicable SOFAs, and similar agreements. The contractor will inform the Contracting Officer of any impacts of these agreements.
5.18.4 The contractor shall adhere to all relevant provisions of the applicable SOFAs and other similar related agreements.
5.18.5 The contractor is responsible for providing the Government with the required documentation to acquire invited contractor or technical expert status, if required by SOFA.
5.19 — Tour of Duty/Hours of Work
5.19.1 The Contracting Officer, or his/her representative, shall provide the contractor with the anticipated duration of the deployment. The contractor shall comply with all duty hours and tours of duty identified by the contracting Officer or his/her designated representative.
5.19.2 The Contractor may rotate contractor personnel into and out of the theater provided there is not degradation in mission. The contractor’s rotation of contractor personnel should be appropriate with the duration of the deployment. The contractor will coordinate personnel changes with the Contracting Officer or the Contracting Officer’s representative.
5.19.3 The Contracting Officer shall provide the contractor with the anticipated work schedule.
5.19.4 The Contracting Officer, or his/her designated representative, may modify the work schedule to ensure the Government’s ability to continue to execute its mission.
5.19.5 If contractor personnel depart an area of operations without contractor permission, the contractor will ensure continued performance in accordance with the terms and conditions of the contract. The replacement is at contractor expense and must be in place within 30 days or as directed by the contracting Officer or his/her designated representative.
5.20 — health and Life Insurance
The contractor shall ensure that health and life insurance benefits provided to its deploying personnel are in effect in the Theater of Operations and allow traveling in military vehicles. Insurance is available under the Defense Base Act and Longshoreman’s and Harbor Workers Compensation Act administered by the Department of Labor.
5.21 — Next of Kin Notification
Before deployment, the contractor shall ensure that each contractor personnel completes a DD form 93, Record of Emergency Data Card, and returns the completed form to the designated Government official.
5.22 — Return Procedures
5.22.1 Upon notification of redeployment, the contracting Officer shall authorize contractor personnel travel from the Theater of Operations to the designated CONUS Replacement Center (CRC) or individual deployment site.
5.22.2 The contractor shall ensure that all Government issued clothing and equipment provided to the contractor or the contractor’s personnel are returned to Government control upon completion of the deployment.
5.22.3 The contractor shall provide the Contracting Officer with documentation, annotated by the receiving Government official, of all clothing and equipment returns.
5.23 – Pay
In the event that the contractor must pay additional compensation above that contemplated under the contract, to retain or obtain personnel to perform in a theater of operations during a declared contingency, the contractor shall be entitled to an equitable adjustment under this contract. The contractor shall furnish proper data to the Contracting Officer to substantiate any adjustment to the contract. Failure to agree to an amount of any such adjustment shall be a dispute within the meaning of the clause entitled “Disputes” as contained in this contract.
5.24 — Special Legal
Public Law 106-523, Military Extraterritorial Jurisdiction Act of 2000, amended Title 18, U.S. Code, to establish Federal Jurisdiction over certain criminal offenses committed outside the United States by persons employed by or accompanying the Armed Forces, or by members of the Armed Forces who are released or separated from active duty prior to being identified and prosecuted for the commission of such offenses, and for other purposes.
6.0 – Media

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Contractor shall request guidance from Government media operations center if and/or when they are approached by reporters seeking interviews or information on their participation in the mission/operation.
***END OF NARRATIVE H 001***

H-06	CONTRACTOR EXPENDITURES.NOT TO EXCEED $[***], IN SUPPORT OF THE EFFORT DESCRIBED HEREIN OR SOW 3.2.3.(TBD), INCURRED PRIOR TO THE EFFECTIVE DATE OF THE CONTRACT, BUT NOT BEFORE 01 NOV04, ARE ALLOWABLE UNDER FEDERAL ACQUISITION REGULATION 31.205.32 AND SHALL BE RECOGNIZED BY THE GOVERNMENT TO THE EXTENT THEY WOULD HAVE BEEN ALLOWABLE AFTER THE EFFECTIVE DATE OF THE CONTRACT.
***END OF NARRATIVE H 001***

H-07	OVER AND ABOVE (O&A)
“Over and above” (O&A) requirements task the contractor to identify needed repairs and recommend corrective action during contract performance. O&A efforts shall include rehabilitation, reconstitution, repair, and replacement services in accordance with (IAW) paragraph 3.2.3.2.1 of the Statement of Work (SOW).
O&A / RESET shall include RAVEN hardware to include the unique items. Refurbishment and reconstitution shall include but is not limited to proper cleaning of all equipment, touch-up paint, component and subsystem operations, check-out and replacement of any missing hardware.
O&A procedures:
The contractor shall not initiate O&A efforts without prior approval from the Procuring Contracting Officer (PCO). Upon initiation of training base support services and/or support services for fielded RAVEN systems for refurbishment and reconstitution, a blanket work request/authorization modification will be issued by the FCO setting aside funds from the O&A CLIN for O&A work against the training base or REAAVEN system. The contractor shall not be obligated to proceed with any work nor shall the Government be obligated to pay any amount for any individual work request/authorization in excess of the amount set-aside for that work request. The contractor shall ensure that the current amount set-aside for the work request is not exceeded until such time as the PCO notifies the contractor in writing that additional funds are set aside
The contract shall conduct an analysis of the O&A work required to refurbish and reconstitute hardware and support services. A proposal will be initiated by the contractor for each O&A action. The proposal will be in contractor format and shall provide:
(1)	A description of the work to be performed;

(2)	The labor-house to perform the work.;

(3)	Replacement materials / parts / services required;

(4)	List of any replenishment supplies or services required from the Government; and

(5)	Schedule and cost impact.
Subsequent to preparation of a work request/authorization modification, the PCO shall evaluate the proposed O&A work to confirm:
(1)	The necessity for the work;

(2)	Whether the contractors proposed designated of the work as O/A is valid;

(3)	Whether replenishment supplies or services are required and if GFE items are available from the Government;

(4)	Determine if an item will be repaired or replaced. Normally, as an item will be replaced if the repair prices is equal to or exceeds 80 percent of the replacement price. The contractor shall prepare a Technical Cost Proposal when estimates to repair any end item, Line Replaceable Unit (LRU), or Shop Replaceable Unit (SRU) exceed 80 percent of the current acquisition cost of a new item IAW DI-MISC-80508. Repair of these items shall not be performed without prior approval from the PCO.
O/A efforts shall be a cost-plus-fixed fee (CPFF) contract type in IAW the contract; unless another contract type is mutually agreed to by the contractor and the PCO. If the contract price cannot be finalized prior to the need to commence work, the PCO shall verify the urgency for the commencement of work prior to the settlement; request a Not To Exceed (NTE) from the contractor; and approve the contractors proposed NTE cost as a not to exceed ceiling. The PCO shall reach agreement with the contractor or a schedule for finalization and then authorize the contractor is willing to proceed. A price shall then be negotiated by the parties within the timeframe agreed upon for finalization. The negotiated settlement shall subsequently be confirmed by contract modification, for either an individual Work Order or cumulative Work Orders issued over a period of time.
***END OF NARRATIVE H 003***

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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SECTION I – CONTRACT CLAUSES

	Regulatory Cite	Title	Date
I-1		***THIS REFERENCE (IF0007) IS NO LONGER VALID***
I-2		***THIS REFERENCE (IF0052) IS NO LONGER VALID***
I-3	52.202-1	DEFINITIONS	JUL/2004
I-4	52.203-3	GRATUITIES	APR/1984
I-5	52.203-5	COVENANT AGAINST CONTINGENT FEES	APR/1984
I-6	52.203-6	RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT	JUL/1995
I-7	52.203-7	ANTI-KICKBACK PROCEDURES	JUL/1995
I-8	52.203-8	CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY	JAN/1997
I-9	52-203-10	PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY	JAN/1997
I-10	52-203-12	LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS	JUN/2003
I-11	52-204-2	SECURITY REQUIREMENTS	AUG/1996
I-12	52-204-4	PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER	AUG/2000
I-13	52-209-6	PROTECTING THE GOVERNMENT’S INTEREST WHEN SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT	JAN/2005
I-14	52-211-5	MATERIAL REQUIREMENTS	AUG/2000
I-15	52-211-15	DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS	SEP/1990
I-16	52-213-2	INVOICES	APR/1984
I-17	52-215-2	AUDIT AND RECORD — NEGOTIATION	JUN/1999
I-18	52-215-8	ORDER OF PRECEDENCE – UNIFORM CONTRACT FORMAT	OCT/1997
I-19	52-215-10	PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA	OCT/1997
I-20	52-215-12	SUBCONTRACTOR COST OR PRICING DATA	OCT/1997
I-21	52-215-14	INTEGRITY OF UNIT PRICES (OCT 97) – ALTERNATE I	OCT/1997
I-22	52-215-15	PENSION ADJUSTMENTS AND ASSET REVERSIONS	OCT/2004
I-23	52-215-17	WAIVERS OF FACILITIES CAPITAL COST OF MONEY	OCT/1997
I-24	52-215-18	REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS (PRB) OTHER THAN PENSIONS	JUL/2005
I-25	52-215-19	NOTIFICATION OF OWNERSHIP CHANGES	OCT/1997
I-26	53-216-7	ALLOWABLE COST AND PAYMENT	DEC/2002
I-27	52-216-8	FIXED FEE	MAR/1997
I-28	52-216-16	PAYMENTS OF ALLOWABLE COSTS BEFORE DEFINITIZATION	DEC/2002
I-29	52-219-8	UTILIZATION OF SMALL BUSINESS CONCERNS	MAY/2004
I-30	52-219-9	SMALL BUSINESS SUBCONTRACTING PLAN	JUL/2005
I-31	52-219-16	LIQUIDATED DAMAGES – SUBCONTRACTING PLAN	JAN/1999
I-32	52-222-1	NOTICE TO THE GOVERNMENT OF LABOR DISPUTES	FEB/1997
I-33	52-222-3	CONVICT LABOR	JUN/2003
I-34	52-222-19	CHILD LABOR — COOPERATION WITH AUTHORITIES AND REMEDYING	JUN/2004
I-35	52-222-20	WALSH-HEALEY PUBLIC CONTRACTS ACT	DEC/1996
I-36	52-222-21	PROHIBITION ON SEGREGATED FACILITIES	FEB/1999
I-37	52-222-26	EQUAL OPPORTUNITY	APR/2002
I-38	52-222-29	NOTIFICATION OF VISA DENIAL	JUN/2003
I-39 I-40	52-222-35 52-222-36	EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES	DEC/2001 JUN/1998
I-41	52-222-37	EMPLOYMENT REPORT ON SPECIAL DISABLED VETERANS. VETERAN OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS	DEC/2001
I-42	52-222-38	COMPLIANCE WITH VETERANS’ EMPLOYMENT REPORTING REQUIREMENTS	DEC/2001
I-43	52-223-5	POLLUTION PREVENTION AND RIGHT-TO-KNOW INFORMATION	AUG/2003
I-44	52-223-6	DRUG-FREE WORKPLACE	MAY/2001
I-45	52-223-10	WASTE REDUCTION PROGRAM	AUG/2000
I-46	52-223-14	TOXIC CHEMICAL RELEASE REPORTING	AUG/2003
I-47	52-335-13	RESTRICTION ON CERTAIN FOREIGN PURCHASES	MAR/2005
I-48	52-226-1	UTILIZATION OF INDIAN ORGANIZATIONS AND INDIAN-OWNED ECONOMIC ENTERPRISES	JUN/2000
I-49	52-227-1	AUTHORIZATION AND CONSENT	JUL/1995
I-50	52-227-2	NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT	AUG/1996
I-51	52-227-3	PATENT INDEMNITY	APR/1984
I-52	52-228-3	WORKERS’ COMPENSATION INSURANCE (DEFENSE BASE ACT)	APR/1984
I-53	52-228-4	WORKERS’ COMPENSATION AND WAR-HAZARD INSURANCE OVERSEAS	APR/1984
I-54	52-228-7	INSURANCE – LIABILITY TO THIRD PERSONS	MAR/1996
I-55	52-229-3	FEDERAL, STATE, AND LOCAL TAXES	APR/2003
I-56	52-229-4	FEDERAL, STATE, AND LOCAL TAXES (STATE AND LOCAL	APR/2003

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	Regulatory Cite	Title	Date
ADJUSTMENTS)
I-57	52-232-1	PAYMENTS	APR/1984
I-58	52-232-8	DISCOUNTS FOR PROMPT PAYMENT	FEB/2002
I-59	52-232-9	LIMITATION ON WITHHOLDINGS OF PAYMENTS	APR/1984
I-60	52-232-11	EXTRAS	APR/1984
I-61	52-232-17	INTEREST	JUN/1996
I-62	52-232-20	LIMITATION OF COST	APR/1984
I-63	52-232-23	ASSIGNMENT OF CLAIMS	JAN/1986
I-64	52-232-23	ASSIGNMENT OF CLAIMS (JAN 1986) — ALTERNATE I	APR/1984
I-65	52-232-25	PROMPT PAYMENT	OCT/2003
I-66	52-232-25	PROMPT PAYMENT (OCT 2003) – ALTERNATE I	FEB/2002
I-67	52-232-33	PAYMENT BY ELECTRONIC FUNDS TRANSFER – CENTRAL CONTRACTOR REGISTRATION	OCT/2003
I-68	52-233-1	DISPUTES	JUL/2002
I-69	52-233-3	PROTEST AFTER AWARD	AUG/1996
I-70	52-237-3	CONTINUITY OF SERVICES	JAN/1991
I-71	52-242-1	NOTICE OF INTENT TO DISALLOW COSTS	APR/1984
I-72	52-242-3	PENALTIES FOR ALLOWABLE COSTS	MAY/2001
I-73	52-342-6	CERTIFICATION OF FINAL INDIRECT COSTS	JAN/1997
I-74	52-242-10	F.O.B. ORIGIN – GOVERNMENT BILLS OF LADING OR PREPAID POSTAGE (APPLICABLE ONLY TO OPTION QUANTITY)	APR/1984
I-75	52-242-13	BANKRUPTCY	JUL/1995
I-76	52-243-1	CHANGES — FIXED PRICE (AUG 1987) — ALTERNATE I	APR/1984
I-77	52-243-1	CHANGES — FIXED PRICE	AUG/1987
I-78	52-243-2	CHANGES — COST REIMBURSEMENT (AUG 1987) — ALTERNATE I	APR/1984
I-79	52-243-2	CHANGES — COST REIMBURSEMENT (AUG 1987) — ALTERNATE II	APR/1984
I-80	52-243-2	CHANGES — COST REIMBURSEMENT	AUG/1987
I-81	52-243-7	NOTIFICATION OF CHANGES (the blanks in paragraph (b) and (d) are completed with thirty (30))	APR/1984
I-82	52-245-1	PROPERTY RECORDS	APR/1984
I-83	52-345-4	GOVERNMENT-FURNISHED PROPERTY (SHORT FORM)	JUN/2003
I-84	52-245-18	SPECIAL TEST EQUIPMENT	FEB/1993
I-85	52-246-16	RESPONSIBILITY FOR SUPPLIES	APR/1984
I-86	52-246-23	LIMITATION OF LIABILITY	FEB/1997
I-87	52-246-25	LIMITATION OF LIABILITY – SERVICES	FEB/1997
I-88	52-247-27	CONTRACT NOT AFFECTED BY ORAL AGREEMENT	APR/1984
I-89	52-247-39	F.O.B. ORIGIN	JUN/1988
I-90	52-247-63	PREFERENCE FOR U.S. FLAG AIR CARRIERS	JUN/2003
I-91	52-248-1	VALUE ENGINEERING	FEB/2000
I-92	52-349-2	TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE)	MAY/2004
I-93	52-249-6	TERMINATION (COST-REIMBURSEMENT)	MAY/2004
I-94	52-249-8	DEFAULT (FIXED PRICE SUPPLY AND SERVICE)	APR/1984
I-95	52-249-13	FAILURE TO PERFORM	APR/1984
I-96	52-249-14	EXCUSABLE DELAYS	APR/1984
I-97	52-253-1	COMPUTER GENERATED FORMS	JAN/1991
I-98		*** THIS REFERENCE (IA0041) IS NOT LONGER VALID ***
I-99		*** THIS REFERENCE (IA0065) IS NOT LONGER VALID ***
I-100		*** THIS REFERENCE (IA0590) IS NOT LONGER VALID ***
I-101	252-201-7000	CONTRACTING OFFICER’S REPRESENTATIVE	DEC/1991
I-102	252-203-7001	PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE- CONTRACT-RELATED FELONIES	DEC/2004
I-103	252-203-7002	DISPLAY OF DOD HOTLINE POSTER	DEC/1991
I-104	252-204-7000	DISCLOSURE OF INFORMATION	DEC/1991
I-105	252-204-7002	PAYMENT FOR SUBLINE ITEMS NOT SEPARATELY PRICED	DEC/1991
I-106	252-204-7003	CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT	APR/1992
I-107	252-204-7005	ORAL ATTESTATION OF SECURITY RESPONSIBILITIES	NOV/2001
I-108	252-205-7000	PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS	DEC/1991
I-109	252-209-7004	SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY	MAR/1998
I-110	252-215-7000	PRICING ADJUSTMENTS	DEC/1991
I-111	252-215-7002	COST ESTIMATING SYSTEM REQUIREMENTS	OCT/1998
I-112	252-217-70028	OVER AND ABOVE WORK	DEC/1991
I-113	252-219-7003	SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS SUBCONTRACTING PLAN (DOD CONTRACTS)	APR/1996
I-114	252-222-7002	COMPLIANCE WITH LOCAL LABOR LAWS (OVERSEAS)	JUN/1997
I-115	252-223-7006	PROHIBITION ON STORAGE AND DISPOSAL OF TOXIC AND HAZARDOUS MATERIALS (APR 1993) — ALTERNATE I	NOV/1995
I-116	252-323-7006	PROHIBITION ON STORAGE AND DISPOSAL OF TOXIC AND HAZARDOUS MATERIALS	APR/1993

	Reference No. of Document Being Continued			Page 51 of 111
CONTINUATION SHEET	PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.

	Regulatory Cite	Title	Date
I-117	252-225-7001	BUY AMERICAN ACT AND BALANCE OF PAYMENT PROGRAM	JUN/2005
I-118	252-225-7002	QUALIFYING COUNTRY SOURCES AS SUBCONTRACTORS	APR/2003
I-119	252-225-7004	REPORT OF INTENDED PERFORMANCE OUTSIDE THE UNITED STATES AND CANADA — SUBMISSION AFTER AWARD	JUN/2005
I-120	252-225-7012	PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES	JUN/2004
I-121	252-225-7013	DUTY-FREE ENTRY	JUN/2005
I-122	252-225-7014	PREFERENCE FOR DOMESTIC SPECIALTY METALS	JUN/2005
I-123	252-225-7015	RESTRICTION ON ACQUISITION OF HAND OR MEASURING TOOLS	JUN/2005
I-124	252-225-7016	RESTRICTION ON ACQUISITION OF BALL AND ROLLER BEARINGS (JUN 2005) — ALTERNATE I	APR/2003
I-125	252-225-7016	RESTRICTION ON ACQUISITION OF BALL AND ROLLER BEARINGS	JUN/2005
I-126	252-225-7022	RESTRICTION ON ACQUISITION OF POLYACRYLONITRILE (PAN) CARBON FIBER	JUN/2005
I-127	252-225-7025	RESTRICTION ON ACQUISITION OF FORGINGS	JUN/2005
I-128	252-225-7036	BUY AMERICAN ACT — FREE TRADE AGREEMENTS — BALANCE OF PAYMENTS PROGRAM	JUN/2005
I-129	252-225-7042	AUTHORIZATION TO PERFORM	APR/2003
I-130	252-227-7013	RIGHTS IN TECHNICAL DATA NON-COMMERCIAL ITEMS	NOV/1995
I-131	252-227-7014	RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL COMPUTER SOFTWARE DOCUMENTATION	JUN/1995
I-132	252-227-7019	VALIDATION OF ASSERTED RESTRICTIONS — COMPUTER SOFTWARE	JUN/1995
I-133	252-227-7025	LIMITATIONS ON THE USE OR DISCLOSURE OF GOVERNMENT FURNISHED INFORMATION MARKED WITH RESTRICTIVE LEGENDS	JUN/1995
I-134 I-135	252-227-7027 252-228-7001	DEFERRED ORDERING OF TECHNICAL DATA OR COMPUTER SOFTWARE GROUND AND FLIGHT RISK	APR/1988 SEP/1996
I-136	252-228-7002	AIRCRAFT FLIGHT RISK	SEP/1996
I-137	252-228-7003	CAPTURE AND DETENTION	DEC/1991
I-138	252-228-7005	ACCIDENT REPORTING AND INVESTIGATION INVOLVING AIRCRAFT, MISSILES, AND SPACE LAUNCH VEHICLES	DEC/1991
I-139	252-231-7000	SUPPLEMENTAL COST PRINCIPLES	DEC/1991
I-140	252-232-7003	ELECTRONIC SUBMISSION OF PAYMENT REQUESTS	JAN/2004
I-141	252-232-7004	DOD PROGRESS PAYMENT RATES	OCT/2001
I-142	252-235-7003	FREQUENCY AUTHORIZATION	DEC/1991
I-143	252-242-7000	POSTAWARD CONFERENCE	DEC/1991
I-144	252-243-7001	PRICING OF CONTRACT MODIFICATIONS	DEC/1991
I-145	252-243-7002	REQUESTS FOR EQUITABLE ADJUSTMENT	MAR/1998
I-146	252-244-7000	SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL COMPONENTS (DOD CONTRACTS)	MAR/2000

I-147		*** THIS REFERENCE (IF8170) IS NO LONGER VALID***
*Insert TBD in the blank in paragraph (e) and TBD in a blank in paragraph(k)within the above-referenced provision

I-148	52-217-9	OPTION TO EXTEND SERVICES	NOV/1999
*Insert TBD in the blank within the above-referenced clause.

I-149	52-222-3	PAYMENT FOR OVERTIME PREMIUMS	JUN/1990
*Insert TBD in the blank in paragraph (a) within the above-referenced clause.

I-150	52-232-32	PERFORMANCE-BASED PAYMENTS	FEB/2002
*Insert 30th in the blank in paragraph (c)(2) within the above-referenced clause.

I-151	52-243-7	NOTIFICATION OF CHANGES	APR/1984
(The blank in paragraph (b) of this clause is completed with 30 DAYS. The blank in paragraph (d) of this clause is completed with 15 DAYS.

I-152	52-216-23	EXECUTION AND COMMENCEMENT OF WORK	APR/1984
The Contractor shall indicate acceptance of this letter contract by signing three copies of the contract and returning them to the Contracting officer not later than ___

25 February 2005. Upon acceptance by both parties, the Contractor shall proceed with performance of the work, including purchase of necessary materials.

(End of clause)

I-153	52-216-24	LIMITATION OF GOVERNMENT LIABILITY	APR/1984
(a)	In performing this contract modification, the Contractor is not authorized to make expenditures or incur obligations exceeding $[***] dollars.

(b)	The maximum amount of which the Government shall be liable if this contract is terminated is $[***] dollars

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Reference No. of Document Being Continued
CONTINUATION SHEET	PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD	Page 52 of 111 REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.
(End of clause)

I-154	52-223-49	SERVICE CONTRACT ACT — PLACE OF PERFORMANCE UNKNOWN	MAY/1989
(a)	This contract is subject to the service Contract Act, and the place of performance was unknown when the solicitation was issued. In addition to places or areas identified in wage determinations, if any, attached to the solicitation, wage determinations have also been requested for the following: TBD. The Contracting officer will request wage determinations for additional places or areas of performance if asked to do so in writing by TBD.

(b)	Offerors who intend to perform in a place or area of performance for which a wage determination has not been attached or requested may nevertheless submit bids or proposals. However, a wage determination shall be requested and incorporated in the resultant contract, retroactive to the date of contract award, and there shall be no adjustment in the contract price.
(END OF CLAUSE)

I-155	52-244-2	SUBCONTRACTS	AUG/1998
(a)	Definitions. As used in this clause.
“Approved purchasing system” means a Contractor a purchasing system that has been reviewed and approved in accordance with Part 44 of the Federal Acquisition Regulation (FAR).
“Consent to Subcontract” means the Contracting Officer’s written consent for the Contractor to enter into a particular subcontract.
“Subcontract” means any contract, as defined in FAR Subpart 2.1. entered into by a subcontractor to furnish supplies or services for performance of the prime contract or a subcontract. It includes but is not limited to, purchase orders, and changes and modifications to purchase orders.
(b)	This clause does not apply to subcontracts for special test equipment when the contract contains the clause at FAR 52.245.18, Special Test Equipment.

(c)	When this clause is included in a fixed price type contract, consent to subcontract is required only on unpriced contract actions including unpriced modifications or unpriced delivery orders and only if required in accordance with paragraph (d) or (e) of this clause.

(d)	If the Contractor does not have an approved purchasing system consent to subcontract is required for any subcontract that:

(1)	is of the cost reimbursement, time and materials, or labor-hour type, or

(2)	is fixed price and exceeds –
(i) For a contract awarded by the Department of Defense, the Coast Guard, or the National Aeronautics and Space Administration, the greater of the simplified acquisition threshold or 5 percent of the total estimated cost of the contract, or
(ii) For a contract awarded by a civilian agency other than the Coast Guard and the National Aeronautics and Space Administration, either the simplified acquisition threshold or 5 percent of the total estimated cost of the contract.
(e)	If the Contractor has an approved purchasing system, the Contractor nevertheless shall obtain the Contracting Officer’s written consent before placing the following subcontracts:
TBD
(f)	(1) The Contractor shall notify the Contracting Officer reasonably in advance of placing any subcontract or modification thereof for which consent is required under paragraph (c), (d) or (e) of this clause, including the following information:
(i) A description of the supplies or services to be subcontracted.
(ii) Identification of the type of subcontract to be used.
(iii) Identification of the proposed subcontractor.
(iv) The proposed subcontract price.
(v) The subcontractor’s current, complete, and accurate cost or pricing date and Certificate of Current Cost or Pricing Data, if required by other contract provisions.
(vi) The subcontractor’s Disclosure Statement or Certificate relating to Cost Accounting Standards when such data are required by other provisions of this contract.

Reference No. of Document Being Continued
CONTINUATION SHEET	PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD	Page 53 of 111 REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.
(vii)	A negotiation memorandum reflecting –
          (A) The principal elements of the subcontract price negotiations;
          (B) The most significant considerations controlling establishment of initial or revised prices,
          (C) The reason cost or pricing data were or were not required;
          (D) The extent, if any to which the Contractor did not rely on the subcontractor’s cost or pricing data in determining the price objective and in negotiating the final price;
          (E) The extent to which it was recognized in the negotiation that the subcontractor’s cost or pricing data were not accurate, complete, or current: the action taken by the Contractor and the subcontractor, and the effect of any such defective data on the total price negotiated;
          (F) The reasons for any significant difference between the Contractor’s price objective and the price negotiated; and
          (G) A complete explanation of the incentive fee or profit plan when incentives area used. The explanation shall identify each critical performance element, management decisions used to quantify each incentive element, reasons for the incentives and a summary of all trade off possibilities considered.
(2) The Contractor is not required to notify the Contracting Officer in advance of entering into any subcontract for which consent is not required under paragraph (c), (d) or (e) of this clause.
(g) Unless the consent or approval specifically provides otherwise neither consent by the Contracting Officer to any subcontractor nor approval of the Contractor’s purchasing system shall constitute determination.
(1)	Of the Acceptability of any subcontract terms or conditions;

(2)	Of the allowability of any cost under this contract; or

(3)	To relieve the Contractor of any responsibility for performing this contract.
(h)	No subcontractor or modification thereof placed under this contract shall provide for payment on a cost-plus-a-percentage-of-cost basis, and any few payable under cost-reimbursement type subcontracts shall not exceed the fee limitations in FAR 15.404-4(c)(4)(1).

(i)	The Contractor shall give the Contracting Officer immediate written notice of any action or suit filed and prompt notice of any claim made against the Contractor by any subcontractor or vendor that, in the opinion of the Contractor, may result in litigation related in any way to this contract, with respect to which the Contractor may be entitled to reimbursement from the Government.

(j)	The Government reserves the right to review the Contractor’s purchasing system as set forth in FAR Subpart 44.3.

(k)	Paragraph (d) and (f) of this clause do not apply to the following subcontracts, which were evaluated during negotiations:
TO BE DETERMINED
(End of clause)

I-156	252-311-7003	ITEM IDENTIFICATION AND VALUATION	JUN/2005
(a) Definitions. As used in this clause -
          *Automatic identification device* means a device, such as a reader or interrogator, used to retrieve data encoded on machine-readable media.
          *Concatenated unique item identifier* means — -
          (1) For items that are serialized within the enterprise identifier, the linking together of the unique identifier data elements in order of the issuing agency code, enterprise identifier, and unique serial number within the enterprise identifier; or
          (2) For items that are serialized within the original part, lot, or batch number, the linking together of the unique identifier data elements in order of the issuing agency code; enterprise identifier; original part, lot, or batch number, and serial number within the original part, lot, or batch number.

Reference No. of Document Being Continued
CONTINUATION SHEET	PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD	Page 54 of 111 REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.
          “Data qualifier” means a specified character (or string of characters) that immediately precedes a data field that defines the general category or intended use of the data that follows.
          “DoD recognized unique identification equivalent” means a unique identification method that is in commercial use and has been recognized by DoD. All DoD recognized unique identification equivalents are listed at http://www.acq.osd.mil/dpap/UID/equivalents.html
          “DoD unique item identification” means a system of making items delivered to DoD with unique item identifiers that have machine-readable data elements to distinguish an item from all other like and unlike items. For items that are serialized within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier and a unique serial number. For items that are serialized within the part, lot, or batch number within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier: the original part, lot, or batch number; and the serial number.
          “Enterprise” means the entity (i.e., a manufacturer or vendor) responsible for assigning unique item identifiers to items.
          “Enterprise identifier” means a code that is uniquely assigned to an enterprise by an issuing agency.
          “Government’s unit acquisition cost” means — -
          (1) For fixed price type line, subline, or exhibit line items, the unit price identified in the contract at the time of delivery;
          (2) For cost-type or undefinitized line, subline, or exhibit line items, the Contractor’s estimated fully burdened unit cost to the Government at the time of delivery; and
          (3) For items produced under a time-and-materials contract, the Contractor’s estimated fully burdened unit cost to the Government at the time of delivery.
          “Issuing agency” means an organization responsible for assigning a non-repeatable identifier to an enterprise (i.e., Dun & Bradstreet’s Data Universal Numbering System (DUNS) Number, Uniform Code Council (UCC/EAN International (EAN) Company Prefix, or Defense Logistics Information Systems (DLIS) Commercial and Government Entity (CAGE) Code.
          “Issuing agency code” means a code that designates the registration for controlling; authority for the enterprise identifier.
          “Item” means a single hardware article or a single unit formed by a grouping of subassemblies, components, or constituent parts.
          “Lot or batch number” means an identifying number assigned by the enterprise to a designated group of items, usually referred to as either a lot or a batch, all of which were manufactured under identical conditions.
          “Machine-readable” means an automatic identification technology media, such as bar codes, contract memory buttons, radio frequency identification, or optical memory cards.
          “Original part number” means a combination of numbers or letters assigned by the enterprise at item creation to a class of items with the same form, fit, function, and interface.
          “Parent item” means the item assembly, intermediate component, or subassembly that has an embedded item with a unique item identifier or DoD recognized unique identification equivalent.
          “Serial number within the enterprise identifier” means a combination of numbers, letters, or symbols assigned by the enterprise to an item that provides for the differentiation of that item from any other like and unlike item and is never used again within the enterprise.
          “Serial number within the part, lot, or batch number” means a combination of numbers or letters assigned by the enterprise to an item that provides for the differentiation of that item from any other like item within a part, lot, or batch number assignment.
          “Serialization within the enterprise identifier” means each item produced is assigned a serial number that is unique among all the tangible items produced by the enterprise and is never used again. The enterprise is responsible for ensuring unique serialization within the enterprise identifier.
          “Serialization within the part, lot, or batch number” means each item of a particular part, lot, or batch number is assigned a unique serial number within that part, lot, or batch number assignment. The enterprise is responsible for ensuring unique serialization within the part, lot, or batch number within the enterprise identifier.
          “Unique item identifier” means a set of data elements marked on items that is globally unique and unambiguous.
          “Unique item identifier type” means a designator to indicate which method of uniquely identifying a part has been used. The current list of accepted unique item identifier types is maintained at http://www.acq.osd.mil/dpap/UID/uid_types.html.
(b)	The Contractor shall deliver all items under a contract line, subline, or exhibit line item.

Reference No. of Document Being Continued
CONTINUATION SHEET	PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD	Page 55 of 111 REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.
(c)	DoD Unique item identification or DoD recognized unique identification equivalents.
(1)	The Contractor shall provide DoD unique item identification, or a DoD recognized unique identification equivalent, for —
(i)	All delivered items for which the Government’s unit acquisition cost is $5,000 or more; and

(ii)	The following items for which the Government’s unit acquisition cost is less than $5,000:

Contract line, subline, or exhibit line item no.	Item description

“none"

(iii)	Subassemblies, components, and parts embedded within delivered items as specified in Attachment Number “none”
          (2) The concatenated unique item identifier and the component data elements of the DoD unique item identification or DoD recognized unique identification equivalent shall not change over the life of the item.
          (3) Data syntax and semantics of DoD unique item identification and DoD recognized unique identification equivalents. The Contractor shall ensure that —
               (i) The encoded data elements (except issuing agency code) of the unique item identifier are marked on the item using one of the following three types of data qualifiers, as determined by the contractor.
                    (A) Data Identifiers (DIs) (Format 06) in accordance with ISO/IBC International Standard 15418, Information Technology EAN/UCC Application Identifiers and ANSI MH 10 Data Identifiers and ANSI MH 10 Data Identifiers and Maintenance.
                    (B) Application Identifiers (Ais) (Format 05), in accordance with ISO/IEC International Standard 15418, Information Technology —EAN/UCC Application Identifiers and ANSI MH 10 Data Identifiers and ANSI MH 10 Data Identifiers and Maintenance.
                    (C) Text Element Identifiers (TEIs), in accordance with the DoD collaborative solution “DD” format for use until solution is approved by ISO/IBC JTC1 SC 31. The “DD” format is described in Appendix D of the DoD Guide to Uniquely Identifying Items available at http://www.acq.osd.mil/dpap/UID/guides.htm; and
               (ii) The encoded data elements of the unique item identifier conform to ISO/IEC International Standard 15434, Information Technology – Syntax for High Capacity Automatic Data Capture Media.
          (4) DoD unique item identification and DoD recognized unique identification equivalents.
               (i) The Contactor shall —
                    (A) Determine whether to serialize within the enterprise identifier or serialize within the part, lot, or batch number; and
                    (B) Place the data elements of the unique item identifier (enterprise identifier; serial number; and for serialization within the part, lot, or batch number only, original part, lot, or batch number) on items requiring marking by paragraph (c)(1) of this clause, based on the criteria provided in the version of MIL-STD-130, Identification marking of U.S. Military Property, cited in the contract Schedule.
               (ii) The issuing agency code —
                    (A) Shall not be placed on the item; and
                    (B) Shall be derived from the data qualifier for the enterprise identifier.
(d) For each item that requires unique item identification under paragraph (c)(1)(i) or (ii) of this clause, in addition to the information provided as part of the Material Inspection and Receiving Report specified elsewhere in this contract, the Contractor shall report at the time of delivery, either as part of, or associated with the Material Inspection and Receiving Report, the following information:

Reference No. of Document Being Continued
CONTINUATION SHEET	PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD	Page 56 of 111 REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.
          (1) Concatenated unique item identifier; or DoD recognized unique identification equivalent.
          (2) Unique item identifier type.
          (3) Issuing agency code (if concatenated unique item identifier is used).
          (4) Enterprise identifier (if concatenated unique item identifier is used).
          (5) Original part number.
          (6) Lot or batch number.
          (7) Current part number (if not the same as the original part number).
          (8) Current part number effective date.
          (9) Serial number.
          (10) Government’s unit acquisition cost.
(e) For embedded DoD serially managed subassemblies, components, and parts that require unique item identification under paragraph (c)(1)(iii) of this clause, the contractor shall report at the time of delivery, either as part of, or associated with the Material Inspection and Receiving Report specified elsewhere in this contract, the following information:
          (1) Concatenated unique item identifier or DoD recognized unique identification equivalent of the parent item delivered under a contract line, subline, or exhibit line item that contains the embedded subassembly, component, or part.
          (2) Concatenated unique item identifier or DoD recognized unique identification equivalent of the embedded subassembly, component, or part.
          (3) Unique item identifier type.**
          (4) Issuing agency code (if concatenated unique item identifier is used).**
          (5) Enterprise identifier (if DoD concatenated unique item identifier is used). **
          (6) Original part number. **
          (7) Lot or batch number. **
          (8) Current part number (if not the same as the original part number). **
          (9) Current part number effective date. **
          (10) Serial number. **
          (11) Unit of measure.
          (12) Description.
          ** Once per item.
(f) The Contractor shall submit the information required by paragraphs (d) and (e) of this clause in accordance with the data submission procedures at http://www.acq.osd.mil/dpap/UID/DataSubmission.html.
(g) Subcontracts. If paragraph (c)(1) of this clause applies, the Contractor shall include this clause, including this paragraph (g), in all subcontracts issued under this contract.
(End of clause)

PADDS ERRATA SHEET

PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD

T-157	252.217.7027	CONTRACT DEFINITIZATION	OCT/1998
(a) A FIRM FIXED PRICE FOR CLINs 0021, 0022 AND COST PLUS FIXED FEE FOR CLINs 0023, 0024 PRICE contract modification is contemplated. The Contractor agrees to begin promptly negotiating with the Contracting Officer the terms of a definitive contract modification that will include (1) all clauses required by the Federal Acquisition Regulation (FAB) on the date of execution of the OVER AND ABOVE (O&A) contract action, (2) all clauses required by law on the date of execution of the definitive contract action, and (3) any other mutually agreeable clauses, terms and conditions. The Contractor agrees to submit a FIRM FIXED PRICE FOR CLINs 0021, 0022 WITH COST PLUS FIXED FEE FOR CLINs 0023, 0024 proposal and cost or pricing data supporting its proposal.
(b) The schedule for definitizing this contract MODIFICATION is as follows:

Submission of Proposal:	50 DAYS AFTER AWARD DATE
Complete Government Evaluation:	120 DAYS AFTER AWARD DATE
Beginning of Negotiation:	140 DAYS AFTER AWARD DATE
Complete Negotiations:	150 DAYS AFTER AWARD DATE
DEFINITIZATION:	180 DAYS AFTER AWARD DATE
(c) If agreement on a definitive contract action to supersede this O&A contract action is not reached by the target date in paragraph (b) of this clause, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the head of the contracting activity, determine a reasonable price or fee in accordance with Subpart 35.4 and Part 31 of the FAR, subject to Contractor appeal as provided in the Disputes clause. In any event, the Contractor shall proceed with completion of the contract, subject only to the Limitation of Government Liability clause.
          *(1) After the Contracting Officer’s determination of price or fee, the contract shall be governed by —
          * (i) All clauses required by the FAR on the date of execution of this contract action for either fixed-price or cost-reimbursement contracts, as determined by the Contracting Officer under this paragraph (c);
          * (ii) All clauses required by law as of the date of the Contracting Officer’s determination; and
          * (iii) Any other clauses, terms, and conditions mutually agreed upon.
          *(2) To the extent consistent with subparagraph (c)(1) of this clause, all clauses, terms, and conditions included in this contract action shall continue in effect.
          (d) THE NOTE TO EXCEED CEILING AMOUNT FOR THIS ACTION IS IDENTIFIED BELOW:

CLIN	CONTRACT TYPE	FUNDED AMOUNT		NTE AMOUNT		ACRN	OMA FUND SOURCE		OPA FUND SOURCE
0021AA	PFP	$	[***]	$	[***]	AE			$	[***]
0022AA	PFP	$	[***]	$	[***]	AE			$	[***]
0023AA	CPFF	$	[***]	$	[***]	AC			$	[***]
0023AB	CPFF	$	[***]	$	[***]	AD	$	[***]
0023AC	CPFF	$	[***]	$	[***]	AF	$	[***]
0024AA	CPFF	$	[***]	$	[***]	AF	$	[***]
0024AB	CPFF	$	[***]	$	[***]	AF	$	[***]
0024AC	CPFF	$	[***]	$	[***]	AF	$	[***]

FUNDED TOTAL		$	[***]	NTE TOTAL $[***]			OMA TOTAL $[***]		OPA TOTAL $[***]
The limitation of the government’s liability for this action is $[***] which represents 50 percent of the Not-To-Exceed Ceiling Amount of[***]$[***] and is subject to downward negotiation only. The definitive contract MODIFICATION resulting from this NOT TO EXCEED contract action will include a negotiated FIRM FIXED PRICE FOR CLINS 0021 AND 0023 AND A COST PLUS FIXED FEE FOR CLINS 00223 AND 0024 WHICH in no event is to exceed $[***].
(End of clause)

T-158	352 222-2000	RESTRICTIONS ON EMPLOYMENT OF PERSONNEL	MAR/2000
          (a) The contractor shall employ, for the purposes of performing that portion of the contract work in TO BE DETERMINED, individuals who are residents thereof and who, in the case of any craft or trade, possess or would be able to acquire promptly the necessary skills to perform the contract.
          (b) The contractor shall insert the substance of this clause, including this paragraph (b), in each subcontract awarded under this contract.
(End of clause)

I-159	52.245-4001	SCHEDULE OF GOVERNMENT-FURNISHED EQUIPMENT/MATERIAL/ PROPERTY (USAAMCOM)	OCT/1992

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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     (a) The Government will make the Government-Furnished Equipment/Material/Property (GFE/GFM/GFP) listed below in paragraph (e) available to the Contractor for performance of the contract. This GFE/GFM/GFP shall be subject to the Government Property clause(s) located in Section 1 of this document.
     (b) Each offeror shall specify below the points to which the GPE/GFM/GFP shall be furnished, if the offeror fails to specify a delivery point below, the delivery point shall be the address specified by the offeror in Standard Form 33 block 15A of this document. If the Government ships by rail, the property will be furnished F.O.B. the siding nearest the delivery point. If the Government ships by truck, U.S. Mail, or commercial package service, the property will be furnished F.O.B. the delivery point.
Delivery Point: AeroVironment: Semi Valley Plant
     (c) The Contractor shall accept delivery at the delivery point determined above. Upon acceptance, the contractor shall bear all costs incidental to any demurrage incurred and shall be responsible for any transportation of the property to the Contractor’s place of performance.
     (d) Transportation charges to the delivery point determined above (___) SHALL BE (X) SHALL NOT BE a factor in the evaluation of offers. The origin shipping points shown below in paragraph (e) are for evaluation purposes only.
     (e) Schedule of GPE/GPM/GFP:

	NOMENCLATURE AND	ORIGIN		DIMENSIONS
	NATIONAL STOCK	SHIPPING	WEIGHT	L x W x H
QUANTITY	NUMBER	POINT	PER UNIT	(In Inches)
One each per Aircraft	Pay: Code GPS Card	n/a	n/a	n/a
Four each per System	Indigo Omega IR Camera	n/a	n/a	n/a
(End of clause)

I-160	52.215-19 NOTIFICATION OF OWNERSHIP CHANGES	OCT/1997
(a) The Contractor shall make the following notifications in writing:
     (1) When the Contractor becomes aware that a change in its ownership has occurred, or is certain to occur, that could result in changes in the valuation of its capitalized assets in the accounting records, the Contractor shall notify the Administrative Contractor Officer (ACO) within 30 days.
     (2) The Contractor shall also notify the ACO within 30 days whenever changes to asset valuations or any other cost changes have occurred or are certain to occur as a result of a change in ownership.
(b) The Contractor shall
     (1) Maintain current, accurate, and complete inventory records of assets and their costs;
     (2) Provide the ACO or designated representative ready access to the records upon request;
     (3) Ensure that all individual and grouped assets, their capitalized values, accumulated depreciation or amortization, and remaining useful lives are identified accurately before and after each of the Contractor’s ownership changes; and
     (4) Retain and continue to maintain depreciation and amortization schedules based on the asset records maintained before each Contractor ownership change.
(c) The Contractor shall include the substance of this clause in all subcontractors under this contractor that meet the applicability requirement of FAR 15.408(k).
(End of clause)

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I-161	52.215-21	REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA – MODIFICATIONS	OCT/1997
(a) Exceptions from cost or pricing data, (1) In lieu of submitting cost or pricing data for modifications under this contract, for price adjustments expected to exceed the threshold set forth at FAB 15.604-2(a)(1) on the date of the agreement on price or the date of award, whichever is later, the Contractor may submit a written request for exception by submitting the information described in the following subparagraphs. The Contracting Officer may require additional supporting information, but only to the extent necessary to determine whether an exception should be granted, and whether the price is fair and reasonable.
     (i) Identification of the law or regulation establishing the price offered. If the price is controlled under law by periodic rulings, reviews, or similar actions of a governmental body attach a copy of the controlling document, unless it was previously submitted to the contracting office.
     (ii) Information on modifications of contracts or subcontracts for commercial items.
          (A) If (1) the original contract or subcontract was granted an exception from cost or pricing data requirements because the price agreed upon was based on adequate price competition, or prices set by law or regulation, or was a contract or subcontract for the acquisition of a commercial item, and (2) the modification (to the contract or subcontract) is not exempted based on one of these exceptions, then the Contractor may provide information to establish that the modification would not change the contract or subcontract from a contract or subcontract for the acquisition of a commercial item to a contract or subcontract for the acquisition of an item other than a commercial item.
          (B) For a commercial item exception, the Contractor shall provide, at a minimum, information on prices at which the same item or similar items have previously been sold that is adequate for evaluating the reasonableness of the price of the modification. Such information may include —
               (1) For catalog items, a copy of or identification of the catalog and its date, or the appropriate pages for the offered items, or a statement that the catalog is on file in the buying office to which the proposal is being submitted. Provide a copy or describe current discount policies and price lists (published or unpublished), e.g., wholesale, original equipment manufacturer, or reseller. Also explain the basis of each offered price and its relationship to the established catalog price, including how the proposed price relates to the price of recent sales in quantities similar to the proposed quantities.
               (2) For market-priced items, the source and data or period of the market quotation or other basis for market price, the base amount, and applicable discounts. In addition describe the nature of the market.
               (3) For items included on an active Federal Supply Service Multiple Award Schedule contract, proof that an exception has been granted for the schedule item.
     (2) The Contractor grants the Contracting Officer or an authorized representative the right to examine, at any time before award, books, records, documents, or other directly pertinent records to verify any request for an exception under this clause, and the reasonableness of price. For items priced using catalog or market prices, or law or regulation, access does not extend to cost or profit information or other data relevant solely to the contractor’s determination of the prices to be offered in the catalog or marketplace.
(b) Requirements for cost or pricing data. If the Contractor is not granted an exception from the requirement to submit cost or pricing data, the following applies:
     (1) The Contractor shall submit cost or pricing data and supporting attachments in accordance with Table 15-2 of FAB 15.408.
     (2) As soon as practicable after agreement on price, but before award (except for unpriced actions), the Contractor shall submit a Certificate of Current Cost or Pricing Data, as prescribed by FAB 15.406-2.
(End of clause)

I-162	52.222-21	PROHIBITION OF SEGREGATED FACILITIES
FEB/1999
(a) “Segregated facilities,” as used in this clause, means any waiting rooms, work areas, rest rooms and wash rooms, restaurants and other eating areas, time clocks, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees, that are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, sex or national origin because of written or oral policies, or employee custom. The term does not include separate or single-user rest rooms and necessary dressing or sleeping areas, which shall be provided to assure privacy between the sexes.

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(b) The Contractor agrees that it does not and will not maintain or provide for its employees any segregated facilities at any of its establishments, and that it does not and will not permit its employees to perform their services at any location under its control where segregated facilities are maintained. The Contractor agrees that a breach of this clause is a violation of the Equal Opportunity clause in this contract.
(c) The Contractor shall include this clause in every subcontract that contains the clause of this contract entitled “Equal Opportunity.”
(End of clause)

I-163	52.223-21	OZONE-DEPLETING SUBSTANCES
MAY/2001
     (a) Definition. Ozone-depleting substance, as used in this clause, means any substance the Environmental Protection Agency designates in 40 CFR Part 82 as
          (1) Class I, including, but not limited to, chlorofluorocarbons, halons, carbon tetrachloride, and methyl chloroform; or
          (2) Class II, including, but not limited to, hydrochlorofluorocarbons
     (b) The Contractor shall label products which contain or are manufactured with ozone-depleting substances in the manner and to the extent required by 42 U.S.C. 7671j(b), (c), and (d) and 40 CFR Part 82. Subpart E, as follows:
     “WARNING: Contains (or manufactured with, if applicable)                                                              , a substance(s) which harm(s) public health and environment by destroying ozone in the upper atmosphere.”
* The Contractor shall insert the name of the substance(s)
(End of clause)

I-164	52.244-6	SUBCONTRACTS FOR COMMERCIAL ITEMS
DEC/2004
(a) Definitions. As used in this clause
          “Commercial item”, as used in this clause, has the meaning contained in Federal Acquisition Regulation 2-101, Definitions.
          “Subcontract”, as used in this clause, includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.
     (b) to the maximum extent practicable, the Contractor shall incorporate and require its subcontractors at all tiers to incorporate, commercial items or nondevelopmental items as components of items to be supplies under this contract.
     (c) Notwithstanding any other clause of this contract, the Contractor is not required to include any FAR provision or clause, other than those listed below to the extent they are applicable and as may be required to establish the reasonableness of prices under Part 15, in a subcontract at any tier for commercial items or commercial components:
          (1) The following clauses shall be flowed down to subcontracts for commercial items:
               (i) 52.219-8, Utilization of Small Business Concerns (May 2004) ___U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $500,000 ($1,000,000 for construction of any public facilities), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.
               (ii) 52.222-26, Equal Opportunity (Apr 2002) (E.O. 11246).
               (iii) 52.222-35, Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era (Apr 1998) (38 U.S.C. 4212(a)).
               (iv) 52.222-36, Affirmative Action for Workers with Disabilities (Jun 1998) (29 U.S.C. 793).

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               (v) 52.222-19, Notification of Employee Rights Concerning Payment of Union Dues or Fees (Dec 2004) (E.O. 13201) (Flow down as required in accordance with paragraph (g) of FAR clause 52.222-39).
               (vi) 52.247-64, Preference for Privately Owned U.S. Flag Commercial Vessels, not applicable to the Department of Defense.
          (2) While not required, the Contractor may flow down to subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.
     (d) the Contractor shall include the terms of this clause, including its paragraph (d), in subcontracts awarded under this Contract.
(End of clause)

I-165	52.245-2	GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS) (DEV 99-00012)
MAY/2004
(a) Government-furnished property.
     (1) The Government shall deliver to the Contractor, for use in connection with and under the terms of this contract, the Government-furnished property described in the Schedule or specifications together with any related data and information that the Contractor may request and is reasonably required for the intended use of the property (hereinafter referred to as “Government-furnished property”).
     (2) The delivery or performance dates for this contract are based upon the expectation that Government-furnished property suitable for use (except for property furnished “as is”) will be delivered to the Contractor at the times stated in the Schedule or, if not so stated, in sufficient time to enable the Contractor to meet the contract’s delivery or performance dates.
     (3) If Government-furnished property is received by the Contractor in a condition not suitable for the intended use, the Contractor shall, upon receipt of it, notify the Contracting Officer, detailing the facts, and, as directed by the Contracting Officer and at Government expense, either repair, modify, return, or otherwise dispose of the property. After completing the directed action and upon written request of the Contractor, the Contracting Officer shall make an equitable adjustment as provided in paragraph (h) of this clause.
     (4) If Government-furnished property is not delivered to the Contractor by the required time, the Contracting Officer shall, upon the Contractor’s timely written request, make a determination of the delay, if any, caused the Contractor and shall make an equitable adjustment in accordance with paragraph (h) of this clause.
(b) Changes in Government-furnished property.
(1) The Contracting Officer may, by written notice, (i) decrease the````` Government-furnished property provided or to be provided under this contract, or (ii) substitute other Government-furnished property for the property to be provided by the Government, or to be acquired by the Contractor for the Government, under this contract. The Contractor shall promptly take such action as the contracting officer may direct regarding the removal, shipment, or disposal of the property covered by such notice.
(2) Upon the Contractor’s written request, the Contracting Officer shall make an equitable adjustment to the contract in accordance with paragraph (h) of this clause. If the Government has agreed in the Schedule to make the property available for performing this contract and there is any-
     (i) Decrease or substitution in this property pursuant to subparagraph (b)(3) of this clause; or
     (ii) Withdrawal of authority to use this property, if provided under any other contract or lease.
(c) Title in Government property.
     (1) The Government shall retain title to all Government-furnished property.
     (2) All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (collectively referred to as “Government property”), are subject to the provisions of this clause. Title to Government property shall not be affected by its incorporation into or attachment to any property not owned by the Government, nor shall Government property become a fixture or lose its identity as personal property by being attached to any real property.
     (3) Title to each item of facilities and special test equipment acquired by the Contractor for the Government under this contract shall pass to and vest in the development when its use in performing this contract commences or when the Government has paid for it, whichever is earlier whether or not previously vested in the Government.

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     (4) If this contract contains a provision directing the Contractor to purchase material for which the Government will reimburse the Contractor as a Direct Item or cost under this contract.
          (i) Title to material purchased from a vendor shall pass to and vest in the Government upon the vendor’s delivery of such material; and
          (ii) Title to all other material shall pass to and vest in the Government upon —
          (A) Issuance of the material for use in contract performance;
          (B) Commencement of processing of the material or its use in contract performance; or
          (C) Reimbursement of the cost of the material by the Government, whichever occurs first.
(d) Use of Government property. The Government property shall be used only for performing this contract, unless otherwise provided in this contract or approved by the Contracting Officer.
(e) Property administration.
     (1) The Contractor shall be responsible and accountable for all government property provided under this contract and shall comply with Federal Acquisition Regulation (FAR) Subpart 45.5, as in effect on the date of this contract.
     (2) The Contractor shall establish and maintain a program for the use, maintenance, repair, protection, and preservation of Government property in accordance with sound industrial practice and the applicable provisions of Subpart 45.5 of the FAR.
     (3) If damage occurs to Government property, the risk of which has been assumed by the Government under this contract, the Government shall replace the items or the Contractor shall make such repairs as the Government directs. However, if the Contractor cannot effect such repairs within the time required, the Contractor shall dispose of the property as directed by the Contracting Officer. When any property for which the Government is responsible is replaced or repaired, the Contracting Officer shall make an equitable adjustment in accordance with paragraph (h) of this clause.
     (4) The Contractor represents that the contract price does not include any amount for repairs or replacement for which the Government is responsible. Repair or replacement of property for which the Contractor is responsible shall be accomplished by the Contractor at its own expense.
(f) Access. The Government and all its designees shall have access at all reasonable times to the premises in which any Government property is located for the purpose of inspecting the Government property.
(g) Risk of loss. Unless otherwise provided in this contract, the Contractor assumes the risk of, and shall be responsible for, any loss or destruction of, or damage to, Government property upon its delivery to the Contractor or upon passage of title to the Government under paragraph (c) of this clause. However, the Contractor is not responsible for reasonable wear and tear to Government property or for Government property properly consumed in performing this contract.
(h) Equitable adjustment. When this clause specifies an equitable adjustment, it shall be made to any affected contract provision in accordance with the procedures of the Changes clause. When appropriate, the Contracting Officer may initiate an equitable adjustment in favor of the Government. The right to an equitable adjustment shall be the Contractor’s exclusive remedy. The Government shall not be liable to suit for breach of contract for—
     (1) Any delay in delivery of Government-furnished property;
     (2) Delivery of Government-furnished property in a condition not suitable for its intended use;
     (3) A decrease in or substitution of Government-furnished property; or
     (4) Failure to repair or replace Government property for which the Government is responsible.
(i) Government property disposal. Except as provided in paragraph (i)(1)(i), (i)(2), and (i)(8)(i) of this clause, the Contractor shall not dispose of Government property until authorized to do so by the Plant Clearance Officer.
     (1) Scrap (to which the Government has obtained title under paragraph (c) of this clause). —
          (i) Contractor with an approved scrap procedure. —

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               (A) The Contractor may dispose of scrap resulting from production or testing under this contract without Government approval. However, if the scrap requires demilitarization or is sensitive property, the Contractor shall submit the scrap on an inventory disposal schedule.
               (B) For scrap from other than production or testing the Contractor may prepare scrap lists in lieu of inventory disposal schedules (provided such lists are consistent with the approved scrap procedures), except that inventory disposal schedule shall be submitted for scrap aircraft or aircraft parts and scrap that —
               (1) Requires demilitarization;
               (2) In a classified item;
               (3) Is generated from classified items;
               (4) Contains hazardous materials or hazardous wastes
               (5) Contains precious metals; or
               (6) Is dangerous to the public health, safety, or welfare.
          (ii) Contractor without an approved scrap procedure. The Contractor shall submit an inventory disposal schedule for all2 scrap.
     (2) Pre-disposal requirements. When the Contractor determines that a property item acquired or produced by the Contractor, to which the Government has obtained title under paragraph (c) of this clause, is no longer needed for performance of this contract, the Contractor, in the following order of priority:
          (i) May purchase the property at the acquisition cost.
          (ii) Shall make reasonable efforts to return unused property to the appropriate supplier at fair market value (less, if applicable a reasonable restock fee that is consistent with the supplier’s customary practices).
          (iii) Shall list, on Standard Form 1428, Inventory Disposal Schedule, property that was not purchased under paragraph (i)(2)(i) of this clause, could not be returned to a supplier, or could not be used in the performance of other Government contracts.
     (3) Inventory disposal schedules.
          (i) The Contractor shall use Standard Form 1428. Inventory Disposal Schedule, to identify—
               (A) Government furnished property that is no longer required for performance of this contract, provided the terms of another government contract do not require the Government to furnish the property for performance of that contract; and
               (B) Property acquired or produced by the Contractor, to which the Government has obtained title under paragraph (c) of this clause, that is no longer required for performance of that contract.
          (ii) The Contractor may annotate inventory disposal schedules to identify property the Contractor wishes to purchase from the Government.
          (iii) Unless the Plant Clearance Officer has agreed otherwise, or the contract requires electronic submission of inventory disposal schedules, the Contractor shall prepare separate inventory disposal schedules for —
               (A) Special test equipment with commercial components;
               (B) Special test equipment without commercial components;
               (C) Printing equipment;
               (D) Computers, components thereof, peripheral equipment, and related equipment;
               (E) Precious Metals;
               (F) Nonnuclear hazardous materials or hazardous wastes; or

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               (G) Nuclear materials or nuclear wastes.
          (iv) Property with the same description, condition code, and reporting location may be grouped in a single line item. The Contractor shall describe special test equipment in sufficient detail to permit an understanding of the special test equipment’s intended use.
     (4) Submission requirements. The Contractor shall submit inventory disposal schedules to the Plant Clearance Officer no later than:
          (i) Thirty days following the Contractor’s determination that a Government property item is no longer required for performance of the contract;
          (ii) Sixty days, or such longer period as may be approved by the Plant Clearance Officer, following completion of contract deliveries or performance; or
          (iii) One hundred twenty days, or such longer period as may be approved by the Plant Clearance Officer, following contract termination in whole or in part.
     (5) Corrections. The Plant Clearance Officer may require the Contractor to correct an inventory disposal schedule or may reject a schedule if the property identified on the schedule is not accountable under this contract or is not in the quantity or condition indicated.
     (6) Postsubmission adjustments. The Contractor shall provide the Plant Clearance Officer at least 10 working days advance written notice of its intent to remove a property item from an approved inventory disposal schedule. Unless the Plant Clearance Officer objects to the intended schedule adjustment within the notice period, the Contractor may make the adjustment upon expiration of the notice period.
     (7) Storage. —
          (i) The Contractor shall store the property identified on an inventory disposal schedule pending receipt of disposal instructions. The Government’s failure to provide disposal instructions within 120 days following acceptance of an inventory disposal schedule might entitle the contractor to an equitable adjustment for costs incurred to store such property on or after the 121st day.
          (ii) The Contractor shall obtain the Plant Clearance Officer’s approval to remove Government property from the premises at which the property is currently located prior to receipt of final disposition instructions. If approval is granted, any costs incurred by the Contractor to transport or store the property shall not increase the price or fee of any Government contract. The storage facility shall be appropriate for assuring the property’s physical safety and suitability for use. Approval does not relieve the Contractor of any liability under this contract for such property.
     (8) Disposition instructions. —
          (i) If the Government does not provide disposition instructions to the Contractor within 45 days following acceptance of a scrap list, the Contractor may dispose of the listed scrap in accordance with the Contractor’s approved scrap procedures.
          (ii) The Contractor shall prepare for shipment, delivery f.c.b. origin, or dispose of Government property as directed by the Plant Clearance Officer. The Contractor shall remove and destroy any markings identifying the property as Government property prior to disposing of the property.
          (iii) The Contracting Officer may require the Contractor to demilitarize the property prior to shipment or disposal. Any equitable adjustment incident to the Contracting Officer’s direction to demilitarize Government property shall be made in accordance with paragraph (h) of this clause.
     (9) Disposal proceeds. The Contractor shall credit the net proceeds from the disposal of Government property to the price or cost of work covered by this contract or to the Government as the Contracting Officer directs.
     (10) Subcontractor inventory disposal schedules. The Contractor shall require a subcontractor that is using property accountable under this contract at a subcontractor managed site to submit inventory disposal schedules to the Contractor in sufficient time for the Contractor to comply with the requirements of paragraph (i)(4) of this clause.
(j) Abandonment of Government property. —
     (1) The Government will not abandon sensitive Government property without the contractor’s written consent.
     (2) The Government, upon notice to the Contractor, may abandon any nonsensitive Government property in place at which time all obligations of the Government regarding such abandoned property shall cease.

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     (3) The Government has no obligation to restore or rehabilitate the Contractor’s premises under any circumstances; however, if Government-furnished property is withdrawn or is unsuitable for the intended use, or if other Government property is substituted, then the equitable adjustment under paragraph (h) of this clause may properly include restoration or rehabilitation costs.
(k) Communications. All communications under this clause shall be in writing.
(l) Overseas contractors. If this contract is to be performed outside the United States and its outlying areas, the words “Government” and “Government-furnished” (whenever they appear in this clause) shall be construed as “United States Government” and “United States Government furnished,” respectively.
(End of clause)

I-166	52.245-2	GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS) (MAY 2004) APR/1984
(DEV 99-00012) – ALTERNATE I (DEV 99-00008)
(a) Government-furnished property. (1) The Government shall deliver to the Contractor, for use in connection with and under the terms of this contract, the Government-furnished property described in the Schedule or specifications together with any related data and information that the Contractor may request and is reasonably required for the intended use of the property (hereinafter referred to as “Government-furnished property”).
     (2) The delivery or performance dates for this contract are based upon the expectation that Government-furnished property suitable for use (except for property furnished “as is”) will be delivered to the Contractor at the times stated in the Schedule or, if not so stated, in sufficient time to enable the Contractor to meet the contract’s delivery or performance dates.
     (3) If Government-furnished property is received by the Contractor in a condition not suitable for the intended use, the Contractor shall, upon receipt of it, notify the Contracting Officer, detailing the facts, and, as directed by the Contracting Officer and at Government expense, either repair, modify, return, or otherwise dispose of the property. After completing the directed action and upon written request of the Contractor, the Contracting Officer shall make an equitable adjustment as provided in paragraph (h) of this clause.
     (4) If Government-furnished property is not delivered to the Contractor by the required time, the Contracting Officer shall, upon the Contractor’s timely written request, make a determination of the delay, if any, caused the Contractor and shall make an equitable adjustment in accordance with paragraph (h) of this clause.
(b) Changes in Government-furnished property. (1) The Contracting Officer may, by written notice, (i) decrease the Government-furnished property provided or to be provided under this contract, or (ii) substitute other Government-furnished property for the property to be provided by the Government, or to be acquired by the Contractor for the Government, under this contract. The Contractor shall promptly take such action as the Contracting Officer may direct regarding the removal, shipment, or disposal of the property covered by such notice.
     (2) Upon the contractor’s written request, the Contracting Officer shall make an equitable adjustment to the contract in accordance with paragraph (h) of this clause, if the Government has agreed in the Schedule to make the property available for performing this contract and there is any —
          (i) Decrease or substitution in this property pursuant to subparagraph (b)(i) of this clause; or
          (ii) Withdrawal of authority to use this property, if provided under any other contract or lease.
(c) Title in Government property. (1) The Government shall retain title to all Government-furnished property.
     (2) All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (collectively referred to as “Government property”), are subject to the provisions of this clause. Title to Government property shall not be affected by its incorporation into or attachment to any property not owned by the Government, nor shall Government property become a fixture or lose its identity as personal property by being attached to any real property.
     (3) title to each item of facilities and special test equipment acquired by the Contractor for the Government under this contract shall pass to and vest in the Government when its use in performing this contract commences or when the Government has paid for it, whichever is earlier, whether or not title previously vested in the Government.
     (4) If this contract contains a provision directing the Contractor to purchase material for which the Government will reimburse the Contractor as a direct item of cost under this contract —
          (i) Title to material purchased from a vendor shall pass to and vest in the Government upon the vendor’s delivery of such material; and

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          (ii) Title to all other material shall pass to and vest in the Government upon
               (A) Issuance of the material for use in contract performance;
               (B) Commencement of processing of the material or its use in contrast performance; or
               (C) Reimbursement of the cost of the material by the Government, whichever occurs first.
(d) Use of Government property. The Government property shall be used only for performing this contract, unless otherwise provided in this contract or approved by the Contracting Officer.
(e) Property administration. (1) The Contractor shall be responsible and accountable for all Government property provided under this contract and shall comply with Federal Acquisition Regulation (FAR) Subpart 45.5, as in effect on the date of this contract.
     (2) The Contractor shall establish and maintain a program for the use, maintenance, repair, protection, and preservation of Government property in accordance with sound industrial practice and the applicable provisions of Subpart 45.5 of the FAR.
     (3) If damage occurs to Government property, the risk of which has been assumed by the Government under this contract, the Government shall replace the items or the Contractor shall make such repairs as the Government directs. However, if the Contractor cannot effect such repairs within the time required, the Contractor shall dispose of the property as directed by the Contracting Officer. When any property for which the Government is responsible is replaced or repaired, the Contracting Officer shall make an equitable adjustment in accordance with paragraph (h) of this clause.
     (4) The Contractor represents that the contract price does not include any amount for repairs or replacement for which the Government is responsible. Repair or replacement of property for which the Contractor is responsible shall be accomplished by the Contractor at its own expense.
(f) Access. The Government and all its designees shall have access at all reasonable times to the premises in which any Government property is located for the purpose of inspecting the Government property.
(g) Limited risk of loss. (1) The term “Contractor’s managerial personnel,” as used in this paragraph (g), means the Contractor’s directors, officers, and any of the Contractor’s managers, superintendents, or equivalent representatives who have supervision or direction of —
     (i) All or substantially all of the Contractor’s business;
     (ii) All or substantially all of the Contractor’s operation at any one plant or separate location at which the contract is being performed; or
     (iii) A separate and complete major industrial operation connected with performing this contract.
     (2) The Contractor shall not be liable for loss or destruction of, or damage to, the Government property provided under this contract (or, if an educational or nonprofit organization, for expenses incidental to such loss, destruction, or damage), except as provided in subparagraphs (3) and (4) below.
     (3) The Contractor shall be responsible for loss or destruction of, or damage, to the Government property provided under this contract (including expenses incidental to such loss, destruction, or damage).
     (i) That results from a risk expressly required to be insured under this contract, but only to the extent of the insurance required to be purchased and maintained, or to the extent of insurance actually purchased and maintained, whichever is grater;
     (ii) That results from a risk that is in fact covered by insurance or for which the Contractor is otherwise reimbursed, but only to the extent of such insurance or reimbursement;
     (iii) For which the Contractor is otherwise responsible under the express terms of this contract;
     (iv) That results from willful misconduct or lack of good faith on the part of the Contractor’s managerial personnel, or
           (v) That results from a failure on the part of the Contractor, due to willful misconduct or lack of good faith on the part of the Contractor’s managerial personnel, to establish and administer a program or system for the control, use, protection, preservation, maintenance, and repair of Government property as required by paragraph (e) of this clause.
     (4) (i) If the Contractor fails to act as provided in subdivision (g)(3)(v) above, after being notified (by certified mail addressed to one of the Contractor’s managerial personnel) of the Government’s disapproval, withdrawal of approval, or nonacceptance of the system or program, it shall be conclusively presumed that such failure was due to willful misconduct or lack of good faith on the part of the Contractor’s managerial personnel.

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     (ii) in such event, any loss or destruction of, or damage to, the Government property shall be presumed to have resulted from such failure unless the Contractor can establish by clear and convincing evidence that such loss, destruction, or damage
               (A) Did not result from the Contractor’s failure to maintain as approved program or system; or
               (B) Occurred while an approved program or system was maintained by the Contractor.
     (5) If the Contractor transfers Government property to the possession and control of a subcontractor, the transfer shall not affect the liability of the Contractor for loss or destruction of, or damage to, the property as set forth above. However, the Contractor shall require the subcontractor to assume the risk of, and be responsible for, any loss or destruction of, or damage to, the property while in the subcontractor’s possession or control, except to the extent that the subcontract, with the advance approval of the Contracting Officer, relieves the subcontractor from such liability. In the absence of such approval, the subcontract shall contain appropriate provisions requiring the return of all Government property in as good condition as when received, except for reasonable wear and tear or for its use in accordance with the provisions of the prime contract.
     (6) The Contractor shall notify the Contracting Officer upon loss or destruction of, or damage to, Government property provided under this contract, with the exception of low value property for which loss, damage, or destruction is reported at contract termination, completion, or when needed for continued contract performance. The Contractor shall take all reasonable action to protect the Government property from further damage, separate the damaged and undamaged Government property, put all the affected Government property in the best possible order, and furnish to the Contracting Officer a statement of — -
          (i) The lost, destroyed, or damaged Government property;
          (ii) The time and origin of the loss, destruction, or damage;
          (iii) All known interests in commingled property of which the Government property is a part; and
          (iv) The insurance, if any, covering any part of or interest in such commingled property.
     (7) The Contractor shall repair, renovate, and take such other action with respect to damaged Government property as the Contracting Officer directs. If the Government property is destroyed or damaged beyond practical repair, or is damaged and so commingled or combined with property of others (including the Contractor’s) that separation is impractical, the Contractor may, with the approval of and subject to any conditions imposed by the Contracting Officer, sell such property for the account of the Government. Such sales may be made in order to minimize the loss to the Government, permit the resumption of business, or to accomplish a similar purpose. The Contractor shall be entitled to an equitable adjustment in the contract price for the expenditures made in performing the obligations under this subparagraph (g)(7) in accordance with paragraph (h) of this clause. However, the Government may directly reimburse the loss and salvage organization for any of their charges. The Contracting Officer shall give due regard to the Contractor’s liability under this paragraph (g) when making such equitable adjustment.
     (8) The Contractor represents that it is not including in the price, and agrees it will not hereafter include in any price to the Government, any charge or reserve for insurance (including any self insurance fund or reserve) covering loss or destruction of, or damage to Government Property, except to the extent that the Government may have expressly required the Contractor to carry such insurance under another provision of this contract.
     (9) In the event the Contractor is reimbursed or otherwise compensated for any loss or destruction of, or damage to, Government property, the Contractor shall use the proceeds to repair, renovate, or replace the lost, destroyed, or damaged Government property, or shall otherwise credit the proceeds to or equitably reimburse the Government, as directed by the Contracting Officer.
     (10) The Contractor shall do nothing to prejudice the Government’s rights to recover against third parties for any loss or destruction of, or damage to, Government property. Upon the request of the Contracting Officer, the Contractor shall, at the Government’s expense, furnish to the Government all reasonable assistance and cooperation (including the prosecution of suit and the execution of instruments of assignment in favor of the Government) in obtaining recovery. In addition, where a subcontractor has not been relieved from liability for any loss or destruction of, or damage to, Government property, the Contractor shall enforce for the benefit of the Government the liability of the subcontractor for such loss, destruction, or damage.
(h) Equitable adjustment. When this clause specifies an equitable adjustment, it shall be made to any affected contract provision in accordance with the procedures of the Changes clause. When appropriate, the Contracting Officer may initiate an equitable adjustment in favor of the Government. The right to an equitable adjustment shall be the Contractor’s exclusive remedy. The Government shall not be liable to suit for breach of contract for:
     (1) Any delay in delivery of Government-furnished property;
     (2) Delivery of Government-furnished property in a condition not suitable for its intended use;
     (3) A decrease in or substitution of Government-furnished property; or
     (4) Failure to repair or replace Government property for which the Government is responsible.

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(i) Government property disposal. Except as provided in paragraph (i)(1)(i), (i)(2), and (i)(8)(1) of this clause, the Contractor shall not dispose of Government property until authorized to do so by the Plant Clearance Officer.
     (1) Scrap (to which the Government has obtained title under paragraph (c) of this clause)
          (i) Contractor with an approved scrap procedure.
               (A) The Contractor may dispose of scrap resulting from production or testing under this contract without Government approval. However, if the scrap requires demilitarization or is sensitive property, the Contractor shall submit the scrap on an inventory disposal schedule.
               (B) For scrap from other than production or testing the Contractor may prepare scrap lists in lieu of inventory disposal schedules (provided such lists are consistent with the approved scrap procedures), except that inventory disposal schedules shall be submitted for scrap aircraft or aircraft parts and scrap that:
               (1) Requires demilitarization;
               (2) Is a classified item;
               (3) Is generated from classified items;
               (4) Contains hazardous materials or hazardous wastes;
               (5) Contains precious metals; or
               (6) Is dangerous to the public health, safety, or welfare.
          (ii) Contractor without an approved scrap procedure. The Contractor shall submit an inventory disposal schedule for all scrap.
     (2) Pre-disposal requirements. When the Contractor determines that a property item acquired or produced by the Contractor, to which the Government has obtained title under paragraph (c) of this clause, is no longer needed for performance of this contract, the Contractor, in the following order of priority:
          (i) May purchase the property at the acquisition cost.
          (ii) Shall make reasonable efforts to return unused property to the appropriate supplier at fair market value (less, if applicable a reasonable restock fee that is consistent with the supplier’s customary practices).
          (iii) Shall list, on Standard Form 1428, Inventory Disposal Schedule property that was not purchased under paragraph ___of this clause, could not be returned to a supplier or could not be used in the performance of other Government contracts.
     (3) Inventory disposal schedules.
          (i) The Contractor shall use Standard Form 1429. Inventory Disposal Schedule, to identify —
               (A) Government-furnished property that is no longer required for performance of this contract, provided the terms of another Government contract do not require the Government to furnish that property for performance of that contract; and
               (B) Property acquired or produced by the Contractor, to which the Government has obtained title under paragraph (c) of this clause, that is no longer required for performance of that contract.
          (ii) The Contractor may annotate inventory disposal schedules to identify property the Contractor wishes to purchase from the Government.
          (iii) Unless the Plant Clearance Officer has agreed otherwise, or the contract requires electronic submission of inventory disposal schedules, the Contractor shall prepare separate inventory disposal schedules for — -
               (A) Special test equipment with commercial components;
               (B) Special test equipment without commercial components;
               (C) Printing equipment;
               (D) Computers, components thereof, peripheral equipment and related equipment;
               (E) Precious Metals;
               (F) Nonnuclear hazardous materials or hazardous wastes, or

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               (G) Nuclear materials or nuclear wastes.
          (iv) Property with the same description, condition code, and reporting location may be grouped in a single line item. The Contractor shall describe special test equipment in sufficient detail to permit an understanding of the special test equipment’s intended use.
          (4) Submission requirements. The Contractor shall submit inventory disposal schedules to the Plant Clearance Officer no later than —
          (i) Thirty days following the Contractor’s determination that a Government property item is no longer required for performance of the contract;
          (ii) Sixty days, or such longer period as may be approved by the Plant Clearance Officer, following completion of contract deliveries or performance; or
          (iii) One hundred twenty days, or such longer period as may be approved by the Plant Clearance Officer, following contract termination in whole or in part.
     (5) Corrections. The Plant Clearance Officer may require the Contractor to correct an inventory disposal schedule or may reject a schedule if the property identified on the schedule is not accountable under this contract or is not in the quantity or condition indicated.
     (6) Postsubmission adjustments. The Contractor shall provide the Plant Clearance Officer at least 10 working days advance written notice of its intent to remove a property item from an approved inventory disposal schedule. Unless the Plant Clearance Officer objects to the intended schedule adjustment within the notice period, the Contractor may make the adjustment upon expiration of the notice period.
     (7) Storage. —
          (i) The Contractor shall store the property identified on an inventory disposal schedule pending receipt of disposal instructions. The Government’s failure to provide disposal instructions within 120 days following acceptance of an inventory disposal schedule might entitle the Contractor to an equitable adjustment for costs incurred to store such property on or after the 121st day.
          (ii) The Contractor shall obtain the Plant Clearance Officer’s approval to remove Government property from the premises at which the property is currently located prior to receipt of final disposition instructions. If approval is granted, any costs incurred by the Contractor to transport or store the property shall not increase the price or fee of any Government contract. The storage facility shall be appropriate for assuring the property’s physical safety and suitability for use. Approval does not relieve the Contractor of any liability under the contract for such property.
     (8) Disposition instructions.
          (i) If the Government does not provide disposition instructions to the Contractor within 45 days following acceptance of a scrap list, the Contractor may dispose of the listed scrap in accordance with the Contractor’s approved scrap procedures.
          (ii) The Contractor shall prepare for shipment, delivery f.o.b. origin, or dispose of Government property as directed by the Plant Clearance Officer. The Contractor shall remove and destroy any markings identifying the property as Government property prior to disposing of the property.
          (iii) The Contracting Officer may require the Contractor to demilitarize the property prior to shipment or disposal. Any equitable adjustment incident to the Contracting Officer’s direction to demilitarize Government property shall be made in accordance with paragraph (h) of this clause.
     (9) Disposal proceeds. The Contractor shall credit the net proceeds from the disposal of Government property to the price or cost of work covered by this contract or to the Government as the Contracting Officer directs.
     (10) Subcontractor inventory disposal schedules. The Contractor shall require a subcontractor that is using property accountable under this contract at a subcontractor-managed site to submit inventory disposal schedules to the Contractor in sufficient time for the Contractor to comply with the requirements of paragraph(i)(4) of this clause.
(j) Abandonment of Government property.
     (1) The Government will not abandon sensitive Government property without the Contractor’s written consent.
     (2) The Government, upon notice to the Contractor, may abandon any nonsensitive Government property in place at which time all obligations of the Government regarding such abandoned property shall cease.
     (3) The Government has no obligation to restore or rehabilitate the Contractor’s premises under any circumstances; however, if Government-furnished property is withdrawn or is unsuitable for the intended use, or if other Government property is substituted, then the equitable adjustment under paragraph (h) of this clause may properly include restoration or rehabilitation costs.
(k) Communications. All communications under this clause shall be in writing.

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     (1) Overseas contracts. If this contract is to be performed outside the United States and its outlying areas, the words “Government” and Government-furnished” (wherever they appear in his clause) shall be construed as “United States Government” and “United States Government furnished,” respectively.
(End of clause)

I-167	53.345-5	GOVERNMENT PROPERTY (COST-REIMBURSEMENT, TIME AND MATERIAL, OR JAN/1986
LABOR — HOUR CONTRACTS) (MAY 2004) (DEV 99-00008)
(a) Government-furnished property.
     (1) The term “Contractor’s managerial personnel), as used in paragraph (g) of this clause, means any of the Contractor’s directors, officers, managers, superintendents, or equivalent representatives who have supervision or direction of —
          (i) All or substantially all of the Contractor’s business;
          (ii) All or substantially all of the Contractor’s operation at any one plant, or separate location at which the contract is being performed; or
          (iii) A separate and complete major industrial operation connected with performing this contract.
     (2) The Government shall deliver to the Contractor, for use in connection with and under the terms of this contract, the Government-furnished property described in the Schedule or specifications, together with such related data and information as the Contractor may request and as may be reasonably required for the intended use of the property hereinafter referred to as “Government-furnished property”).
     (3) The delivery or performance dates for this contract are based upon the expectation that Government-furnished property suitable for use will be delivered to the Contractor at the times stated in the Schedule or if not so stated, in sufficient time to enable the Contractor to meet the contracts delivery or performance dates.
     (4) If Government-furnished property is received by the Contractor in a condition not suitable for the intended use, the Contractor shall, upon receipt, notify the Contracting Officer, detailing the facts, and, as directed by the Contracting officer and at Government expense, either effect repairs or modification or return or otherwise dispose of the property. After completing the directed action and upon written request of the Contractor, the Contracting Officer shall make an equitable adjustment as provided in paragraph (h) of this clause.
     (5) If Government-furnished property is not delivered to the Contractor by the required time or times, the Contracting Officer shall, upon the Contractor’s timely written request, make a determination of the delay, if any, caused the Contractor and shall make an equitable adjustment in accordance with paragraph (h) of this clause.
(b) Changes in Government-furnished property. (1) The Contracting Officer may, by written notice, (i) decrease the Government-furnished property provided or to be provided under this contract or (ii) substitute other Government-furnished property for the property to be provided by the Government or to be acquired by the Contractor for the Government under this contract. The Contractor shall promptly take such action as the Contracting Officer may direct regarding the removal, shipment, or disposal of the property covered by this notice.
     (2) Upon the Contractor’s written request, the Contracting Officer shall make an equitable adjustment to the contract in accordance with paragraph (h) of this clause, if the Government has agreed in the Schedule to make such property available for performing this contract and there is any —
          (i) Decrease or substitution in this property pursuant to subparagraph (b)(1) above; or
          (ii) Withdrawal of authority to use property, if provided under any other contract or lease.
(c)       Title.      (1)       The Government shall retain title to all Government-furnished property.
     (2) Title to all property purchased by the Contractor for which the Contractor is entitled to be reimbursed as a direct item of cost under this contract shall pass to and vest in the Government upon the vendor’s delivery of such property.
     (3) Title to all other property, the cost of which is reimbursable to the Contractor, shall pass to and vest in the Government upon—
          (i) Issuance of the property for use in contract performance;
          (ii) Commencement of processing of the property for use in contract performance; or

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          (iii) Reimbursement of the cost of the property by the Government, whichever occurs first.
     (4) All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (collectively referred to as “Government property”), are subject to the provisions of this clause. Title to Government property shall not be affected by its incorporation into or attachment to any property not owned by the Government, nor shall Government property become a fixture or lose its identity as personal property by being attached to any real property.
(d) Use of Government property. The Government property shall be used only for performing this contract, unless otherwise provided in this contract or approved by the Contracting Officer.
(e) Property administration. (1) The contractor shall be responsible and accountable for all Government property provided under the contract and shall comply with Federal Acquisition Regulation (FAR) Subpart 45.5 as in effect on the date of this contract.
     (2) The Contractor shall establish and maintain a program for the use, maintenance, repair, protection, and preservation of Government property is accordance with sound business practice and the applicable provisions of FAR Subpart 45.5.
     (3) If damage occurs to Government property, the risk of which has been assumed by the Government under this contract, the Government shall replace the items or the Contractor shall make such repairs as the Government directs. However, if the Contractor cannot effect such repairs within the time required, the Contractor shall dispose of the property as directed by the Contracting Officer. When any property for which the Government is responsible is replaced or repaired, the Contracting Officer shall make an equitable adjustment in accordance with paragraph (h) of this clause.
(f) Access. The Government and all its designees shall have access at all reasonable times to the premises in which any Government property is located for the purpose of inspecting the Government property.
(g) Limited risk of loss. (1) The Contractor shall not be liable for loss or destruction of, or damage to, the Government property provided under this contract or for expenses incidental to such loss, destruction, or damage except as provided in subparagraphs (2) and (3) below.
     (3) The Contractor shall be responsible for loss or destruction of, or damage to, the Government property provided under this contract (including expenses incidental to such loss, destruction, or damage)—
          (i) That results from a risk expressly required to be insured this contract, but only to the extent of the insurance required to be purchased and maintained or to the extent of insurance actually purchased and maintained, whichever is greater;
          (ii) That results from a risk that is in fact covered by insurance or for which the Contractor is otherwise reimbursed, but only to the extent of such insurance or reimbursement;
          (iii) For which the Contractor is otherwise responsible under the express terms of this contract;
          (iv) That results from willful misconduct or lack of good faith on the part of the Contractor’s managerial personnel; or
          (v) That results from a failure on the part of the Contractor, due to willful misconduct or lack of good faith on the part of the Contractor’s managerial personnel, to establish and administer a program or system for the control, use, protection, preservation, maintenance, and repair of Government property as required by paragraph (e) of this clause.
     (3)(i) If the Contractor fails to act as provided in subdivision (g)(2)(v), above, after being notified (by certified mail addressed to one of the Contractor’s managerial personnel) of the Government’s disapproval, withdrawal of approval, or nonacceptance the system or program, it shall be conclusively presumed that such failure was due to willful misconduct or lack of good faith on the part of the Contractor’s managerial personnel.
     (i) In such event, any loss or destruction of, or damage to, the Government property shall be presumed to have resulted from such failure unless the Contractor can establish by clear and convincing evidence that such loss, destruction, or damage
          (A) Did not result from the Contractor’s failure to maintain an approved program or system; or
          (B) Occurred while an approved program or system was maintained by the Contractor.
     (4) If the Contractor transfers Government property to the possession and control of a subcontractor, the transfer shall not affect the liability of the Contractor for loss or destruction of, or damage to, the Property as set forth above. However, the Contractor shall require the subcontractor to assume the risk of, and be responsible for, any loss or destruction of, or damage to, the property while in the subcontractor’s possession or control, except to the extent that the subcontract, with the advance approval of the Contracting Officer, relieves the subcontractor from such liability. In the absence of such approval, the subcontract shall contain appropriate provisions requiring the return of all

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Government property in as good condition as when received, except for reasonable wear and tear or for its use in accordance with the provisions of the prime contract.
     (5) The Contractor shall notify the Contracting Officer upon loss or destruction of, or damage to, Government property provided under this contract, with the exception of low value property for which loss, damage or destruction is reported at contract termination, completion, or when needed for continued contract performance. The Contractor shall take all reasonable action to protect the Government property from further damage, separate the damaged and undamaged Government property, put all the affected Government property in the best possible order, and furnish to the Contracting Officer a statement of—
          (i) The lost, destroyed, or damaged Government property;
          (ii) The time and origin of the loss, destruction, or damage;
          (iii) All known interests in commingled property of which the Government property is a part; and
          (iv) The insurance, if any, covering any part of or interest in such commingled property.
     (6) The Contractor shall repair, renovate, and take such other action with respect to damaged Government property as the Contracting Officer directs. If the Government property is destroyed or damaged beyond practical repair, or is damaged and so commingled or combined with property of others (including the Contractor’s) that separation is impractical, the Contractor may, with the approval of and subject to any conditions imposed by the Contracting Office, sell such property for the account of the Government. Such sales may be made in order to minimize the loss to the Government, to permit the resumption of business, or to accomplish a similar purpose. The contractor shall be entitled to an equitable adjustment in the contract price for the expenditures made in performing the obligations under this subparagraph (g)(6) in accordance with paragraph (h) of this clause. However, the Government may directly reimburse the loss and salvage organization for any of their charges. The Contracting Officer shall give due regard to the Contractor’s liability under this paragraph (g) when making such equitable adjustment.
     (7) The Contractor shall not be reimbursed for, and shall not include as an item of overhead, the cost of insurance or of any reserve covering risk of loss or destruction of, or damage to, Government property, except to the extent that the Government may have expressly required the Contractor to carry such insurance under another provision of this contract.
     (8) In the event the Contractor is reimbursed or otherwise compensated for any loss or destruction of, or damage to, Government property, the Contractor shall use the proceeds to repair, remove or replace the lost, destroyed or damaged Government property or shall otherwise credit the proceeds to, or equitably reimburse, the Government, as directed by the Contracting Officer.
     (9) The Contractor shall do nothing to prejudice the Government’s rights to recover against third parties for any loss or destruction of, or damage to, Government property. Upon the request of the Contracting Officer, the Contractor shall, at the Government’s expense, furnish to the Government all reasonable assistance and cooperation (including the prosecution of suit and the execution of instruments of assignment in favor of the Government) in obtaining recovery. In addition, where a subcontractor has not been relieved from liability for any loss or destruction of, or damage to, Government property, the Contractor shall enforce for the benefit of the Government the liability of the subcontractor for such loss, destruction, or damage.
(h) Equitable adjustment. When this clause specifies an equitable adjustment, it shall be made to any affected contract provision in accordance with the procedure of the Changes clause. When appropriate, the Contracting Officer may initiate an equitable adjustment in favor of the Government. The right to an equitable adjustment shall be the Contractor’s exclusive remedy. The Government shall not be liable to suit for breach of contract for—
     (1) Any delay in delivery of Government-furnished property;
     (2) Delivery or Government-furnished property in a condition not suitable for its intended use;
     (3) A decrease in or substitution of Government furnished property; or
     (4) Failure to repair or replace Government property for which the Government is responsible.
(i) Government property disposal. Except as provided in paragraph (i)(1)(i), (i)(3), and (i)(8)(i) of this clause, the Contractor shall not dispose of Government property until authorized to do so by the Plant Clearance Officer.
     (1) Scrap (to which the Government has obtained title under paragraph (c) of this clause).
          (i) Contractor with an approved scrap procedure.

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               (A) The Contractor may dispose of scrap resulting from production or testing under this contract without Government approval. However, if the scrap requires demilitarization or is sensitive property, the Contractor shall submit the scrap on an inventory disposal schedule.
               (B) For scrap from other than production or testing the Contractor may prepare scrap lists in lieu of inventory disposal schedules (provided such lists are consistent with the approved scrap procedures), except that inventory disposal schedules shall be submitted for scrap aircraft or aircraft parts and scrap that —
                    (1) Requires demilitarization;
                    (2) Is a classified item;
                    (3) Is generated from classified items;
                    (4) Contains hazardous materials or hazardous wastes;
                    (5) Contains precious metals; or
                    (6) Is dangerous to the public health, safety or welfare.
          (ii) Contractor without an approved scrap procedure. The Contractor shall submit an inventory disposal schedule for all scrap.
     (2) Pre-disposal requirements. When the Contractor determines that a property item acquired or produced by the Contractor, to which the Government has obtained title under paragraph (d) of this Clause, is no longer needed for performance or this contract, the Contractor, in the following order of priority:
          (i) May purchase the property at the acquisition cost.
          (ii) Shall make reasonable efforts to return unused property to the appropriate supplier at fair market value (less, if applicable a reasonable restock fee that is consistent with the supplier’s customary practices).
          (iii) Shall list, on Standard Form 1428. Inventory Disposal Schedule, property that was not purchased under paragraph (i)(2)(1) of this clause, could not be returned to a supplier, or could not be used in the performance of other Government contracts.
     (3) Inventory disposal schedules.
          (i) The Contractor shall use Standard Form 1428, Inventory Disposal Schedule, to identify
               (A) Government furnished property that is no longer required for performance of this contract, provided the terms of another Government contract do not require the Government to furnish that property for performance of that contract; and
               (B) Property acquired or produced by the Contractor, to which the Government has obtained title under paragraph (c) of this clause, that is no longer required for performance of that contract.
          (ii) The Contractor may annotate inventory disposal schedules to identify property the Contractor wishes to purchase from the Government.
          (iii) Unless the Plant Clearance Officer has agreed otherwise, or the contract requires electronic submission of inventory disposal schedules, the Contractor shall prepare separate inventory disposal schedules for—
               (A) Special test equipment with commercial components;
               (B) Special test equipment without commercial components;
               (C) Printing equipment;
               (D) Computers, components thereof, peripheral equipment and related equipment;
               (E) Precious Metals;
               (F) Nonnuclear hazardous materials or hazardous wastes; or

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               (G) Nuclear materials or nuclear wastes.
          (iv) Property with the same description, condition code, and reporting location may be grouped in a single line item. The Contractor shall describe special test equipment in sufficient detail to permit an understanding of the special test equipment’s intended use.
     (4) Submission requirements. The Contractor shall submit inventory disposal schedules to the Plant Clearance Officer no later than
          (i) Thirty days following the Contractor’s determination that a Government property item is no longer required for performance of the contract;
          (ii) Sixty days, or such longer period as may be approved by the Plant Clearance Officer, following completion of contract deliveries or performance; or
          (iii) One hundred twenty days, or such longer period as may be approved by the Plant Clearance Officer, following contract termination in whole or in part.
     (5) Corrections. The Plant Clearance Officer may require the Contractor to correct an inventory disposal schedule or may reject a schedule if the property identified on the schedule is not accountable under this contract or is not in the quantity or condition indicated.
     (6) Post-submission adjustments. The Contractor shall provide the Plant Clearance Officer at least 10 working days advance written notice of its intent to remove a property item from an approved inventory disposal schedule. Unless the Plant Clearance Officer objects to the intended schedule adjustment within the notice period, the Contractor may make the adjustment upon expiration of the notice period.
     (7) Storage. —
          (i) The Contractor shall store the property identified on an inventory disposal schedule pending receipt of disposal instructions. The Government’s failure to provide disposal instructions within 120 days following acceptance of an inventory disposal schedule might entitle the Contractor to an equitable adjustment for costs incurred to store such property on or after the 121st day.
          (ii) The Contractor shall obtain the Plant Clearance Officer’s approval to remove Government property from premises at which the property is currently located prior to receipt of final disposition instructions. If approval is granted, any costs incurred by the Contractor to transport or store the property shall not increase the price or fee of any Government contract. The storage facility shall be appropriate for assuring the property’s physical safety and suitability for use. Approval does not relieve the Contractor of any liability under this contract for such property.
     (8) Disposition instructions. —
          (i) If the Government does not provide disposition instructions to the Contractor within 45 days following acceptance of a scrap list, the Contractor may dispose of the listed scrap in accordance with the Contractor’s approved scrap procedures.
          (ii) The Contractor shall prepare for shipment, delivery f.o.b. origin, or dispose of Government property as directed by the Plant Clearance Officer. The Contractor shall remove and destroy any markings identifying the property as Government property prior to disposing of the property.
          (iii) The Contracting Officer may require the Contractor to demilitarize the property prior to shipment or disposal. Any equitable adjustment incident to the Contracting Officer’s direction to demilitarize Government property shall be made in accordance with paragraph (h) of this clause.
     (9) Disposal proceeds. The Contractor shall credit the net proceeds from the disposal of Government property to the price or cost of work covered by this contract or to the Government as the Contracting Officer directs.
     (10) Subcontractor inventory disposal schedules. The Contractor shall require a subcontractor that is using property accountable under this contract at a subcontractor managed site to submit inventory disposal schedules to the Contractor in sufficient time for the Contractor to comply with the requirements of paragraph (i)(4) of this clause.
(j) Abandonment of Government property.
     (1) The Government will not abandon sensitive Government property without the Contractor’s written consent.
     (2) The Government, upon notice to the Contractor, may abandon any nonsensitive Government property in place at which time all obligations of the Government regarding such abandoned property shall cease.

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     (3) The Government has no obligation to restore or rehabilitate the Contractor’s premises under any circumstances; however, if Government-furnished property is withdrawn or is unsuitable for the intended use, or if other Government property is substituted, then the equitable adjustment under paragraph (h) of this clause may properly include restoration or rehabilitation costs.
(k) Communications. All communications under this clause shall be in writing.
     (1) Overseas contracts. If this contract is to be performed outside of the United States of America, its territories, or possessions, the words “Government” and “Government-furnished” (wherever they appear in this clause) shall be construed as “United States Government” and “United States Government-furnished,” respectively.
(End of clause)

I-168	52.245-17 SPECIAL TOOLING (DEV 99-00012)	APR/1984
     (a) Definition. “Special tooling” means jigs, dies, fixtures, molds, patterns, taps, gauges, other equipment and manufacturing aids, all components of these items, and replacement of these items, that are of such a specialized nature that without substantial modification or alteration their use is limited to the development or production of particular supplies or parts thereof or performing particular services. It does not include material, special test equipment, facilities (except foundations and similar improvements necessary for installing special tooling), general or special machine tools, or similar capital items. Special tooling, for the purpose of this clause, does not include any item acquired by the Contractor before the effective date of this contract, or replacement of such items, whether or not altered or adapted for use in performing this contract, or items specifically excluded by the Schedule of this contract.
     (b) Use of special tooling. The Contractor agrees to use the specialing tooling only in performing this contract or as otherwise approved by the Contracting Officer.
     (c) Initial list of special tooling. If the Contracting Officer so requests, the Contractor shall furnish the Government an initial list of all special tooling acquired or manufactured by the Contractor for performing this contract (but see paragraph (d) for tooling that has become obsolete). The list shall specify the non[?], tool number, related product part number (or service performed), and unit or group cost of the special tooling. The list shall be furnished within 60 days after delivery of the first production end item under this contract unless a later date is prescribed.
     (d) Change in design. Changes in the design or specifications of the end items being produced under this contract may affect interchangeability of end item parts. In such an event, unless otherwise agreed to by the Contacting Officer, the Contractor shall notify the Contracting Officer of any part not interchangeable with a new or superseding part. Pending disposition instructions, such usable tooling shall be retained and maintained by the Contractor.
     (e) Contractor’s offer to retain special tooling. The Contractor may indicate a desire to retain certain items of special tooling at the time it furnishes a list or notification pursuant to paragraphs (c), (d), or (h) of this clause. The Contractor shall furnish a written offer designating those items that it wishes to retain by specifically listing the items or by listing the particular products, parts, or services for which the items were used or designed. The offer shall be made on one of the following bases.
          (1) An amount shall be offered for retention of the items free of any Government interest. This amount should ordinarily not be less than the current fair value of the items, considering among other things, the value of the items to the Contractor for use in future work.
          (2) Retention may be requested for a limited period of time and under terms as may be agreed to by the Government and the Contractor. This temporary retention is subject to final disposition pursuant to paragraph (i) of this clause.
     (f) Property control records. The Contractor shall maintain adequate property control records of all special tooling in accordance with its normal industrial practice. The records shall be made available for Government inspection at all reasonable times. To the extent practicable, the Contactor shall identify all special tooling subject to this clause with an appropriate stamp, tag, or other mark.
     (g) Maintenance. The Contractor shall take all reasonable steps necessary to maintain the identity and existing condition of usable items of special tooling from the date such items are no longer needed by the Contractor until final disposition under paragraph (i) of this clause. These maintenance requirements do not apply to those items designated by the Contracting Officer for disposal as scrap or identified as of no further interest to the Government under paragraph (1)(4) of this clause. The Contractor is not required to keep unneeded items of special tooling in place.
     (h) Final list of special tooling. When all or a substantial part of the work under this contract is completed or terminated, the Contractor shall furnish the Contracting Officer a final list of special tooling with the same information as required for the initial list under paragraph (c) of this clause. The final list shall include all items not previously reported under paragraph (c). The Contracting Officer may provide a written waiver of this requirement or grant an extension. The requirement may be extended until the completion of this contract together with the completion of other contracts and subcontracts authorizing the use of the special tooling under paragraph (b) of this clause. Special tooling that has become obsolete as a result of changes in design or specification need not be reported except as provided for in paragraph (d).

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     (i) Disposition instructions. The Contracting Officer shall provide the Contractor with disposition instructions for special tooling identified in a list or notice submitted under paragraphs (c), (d), or (h) of this clause. The instructions shall be provided within 90 days of receipt of the list or notice, unless the period is extended by mutual agreement. The Contracting Officer may direct disposition by any of the methods listed in subparagraphs (1) through (4) of this paragraph, or a combination of such methods. Any failure of the Contracting Officer to provide specific instructions within the 90 day period shall be construed as direction under subparagraph (i)(3).
          (1) The Contracting Officer shall give the Contractor a list specifying the products, parts, or services for which the Government may require special tooling and request the Contractor to transfer title (to the extent not previously transferred under any other clause of this contract) and deliver to the Government all usable items of special tooling that were designed for or used in the production or performance of such products, parts, or services and that were on hand when such production or performance ceased.
          (2) The Contracting Officer may accept or reject any offer made by the Contractor under paragraph (e) of this clause to retain items of special tooling or may request further negotiation of the offer. The Contractor agrees to enter into the negotiations in good faith. The net proceeds from the Contracting Officer’s acceptance of the Contractor’s retention offer shall either be deducted from amounts due the Contractor under this contract or shall be otherwise paid to the Government as directed by the Contracting Officer.
          (3) The Contracting Officer may direct the Contractor to sell, or dispose of as scrap, for the account of the Government, any special tooling reported by the Contractor under this clause. The net proceeds of all sales shall either be deducted from amounts due the Contractor under this contract or shall be otherwise paid to the Government as directed by the Contracting Officer. To the extent that the Contractor incurs any costs occasioned by compliance with such directions, for which it is not otherwise compensated, the contract price shall be equitably adjusted in accordance with the Changes clause of this contract.
          (4) The Contracting Officer may furnish the Contractor with a statement disclaiming further Government interest or rights in any of the special tooling listed.
     (j) Storage or shipment. The Contractor shall promptly transfer to the Government title to the special tooling specified by the Contracting Officer and arrange for either the shipment or the storage of such tooling in accordance with the final disposition instructions in subparagraph (i)(l) of this clause. Tooling to be shipped shall be properly packaged, packed, and marked in accordance with the directions of the Contracting Officer. Tooling to be stored shall be stored pursuant to a storage agreement between the Government and the Contractor, and as directed by the Contracting Officer. Tooling shipped or stored shall be accompanied by operation sheets or other appropriate data necessary to show the manufacturing operations or processes for which the items were used or designed. To the extent that the Contractor incurs costs for authorized storage or shipment under this paragraph and not otherwise compensated for, the contract price shall be equitably adjusted in accordance with the Changes clause of this contract.
     (k) Subcontract provisions. In order to perform this contract, the Contractor may place subcontracts (including purchase orders) involving the use of special tooling. If the full cost of the tooling is charged to those subcontracts, the Contractor agrees to include in the subcontracts appropriate provisions to obtain Government rights comparable to the rights of the Government under this clause (unless the Contractor and the Contracting Officer agree that such rights are not of substantial interest to the Government). The Contractor agrees to exercise such rights for the benefit of the Government as directed by the Contracting Officer.
(End of clause)
I-169      52.245.17 SPECIAL TOOLING (APR 1984) (DEV 99-00012) — ALTERNATE I (DEV 99-00012) APR/1984
     (a) Definition. “Special tooling” means jigs, dies, fixtures, molds, patterns, taps, gauges, other equipment and manufacturing aids, all components of these items, and replacement of these items, that are of such a specialized nature that without substantial modification or alteration their use is limited to the development or production of particular supplies or parts thereof or performing particular services. It does not include material, special test equipment facilities (except foundations and similar improvements necessary for installing special tooling), general or special machine tools, or similar capital items. Special tooling, for the purpose of this clause, does not include any item acquired by the Contractor before the effective date of this contract, or replacement of such items, whether or not altered or adapted for use in performing this contract, or items specifically excluded by the Schedule of this contract.
     (b) Use of special tooling. The Contractor agrees to use the specialing tooling only in performing this contract or as otherwise approved by the Contracting Officer.
     (c) Initial list of special tooling. If the Contracting Officer so requests, the Contractor shall furnish the Government an initial list of all special tooling acquired or manufactured by the Contractor for performing this contract (but see paragraph (d) for tooling that has become obsolete). The list shall specify the nomenclature, tool number, related product part number for service performed), and unit or group cost of the special tooling. The list shall be furnished within 60 days after delivery of the first production end item under this contract unless a later date is prescribed.
     (d) Changes in design. Changes in the design or specifications of the end items being produced under this contract may affect the interchangeability of end item parts. In such an event, unless otherwise agreed to by the Contracting Officer, the Contractor shall notify the Contracting Officer of any part not interchangeable with a new or superseding part. Pending disposition instructions, such usable cooling shall be retained and maintained by the Contractor.

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     (e) Contractor’s offer to retain special tooling. The Contractor may indicate a desire to retain certain items of special tooling at the time it furnishes a list or notification pursuant to paragraphs (c), (d), or (h) of this clause. The Contractor shall furnish a written offer designating those items that it wishes to retain by specifically listing the items or by listing the particular products, parts, or services for which the items were used or designed. The offer shall be made on one of the following bases:
          (1) An amount shall be offered for retention of the items free of any Government interest. This amount should ordinarily not be less than the current fair value of the items, considering among other things, the value of the items to the Contractor for use in future work.
          (2) Retention may be requested for a limited period of time and under terms as may be agreed to by the Government and the Contractor. This temporary retention is subject to final disposition pursuant to paragraph (i) of this clause.
     (f) Property control records. The Contractor shall maintain adequate property control records of all special tooling in accordance with its normal industrial practice. The records shall be made available for Government inspection at all reasonable times. To the extent practicable, the Contractor shall identify all special tooling subject to this clause with an appropriate stamp, tag, or other mark.
     (g) Maintenance. The Contractor shall take all reasonable steps necessary to maintain the identity and existing condition of usable items of special tooling from the date such items are no longer needed by the Contractor until final disposition under paragraph (i) of this clause. These maintenance requirements do not apply to those items designated by the Contracting Officer for disposal as scrap or identified as of no further interest to the Government under paragraph (i)(d) of this clause. The Contractor is not required to keep unneeded items of special tooling in place.
     (h) Final list of special tooling. When all or a substantial part of the work under this contract is completed or terminated, the Contractor shall furnish the Contracting Officer a final list of special tooling with the same information as required for the initial list under paragraph (c) of this clause. The final list shall include all items not previously reported under paragraph (c). The Contracting Officer may provide a written waiver of this requirement or grant an extension. The requirement may be extended until the completion of this contract together with the completion of other contracts and subcontracts authorizing the use of the special tooling under paragraph (b) of this clause. Special tooling that has become obsolete as a result of changes in design or specification need not be reported except as provided for in paragraph (d).
     (i) Disposition instructions. The Contracting Officer shall provide the Contractor with disposition instructions for special tooling identified in a list or notice submitted under paragraphs (c), (d), or (h) of this clause. The instructions shall be provided within 90 days of receipt of the list or notice, unless the period is extended by mutual agreement. The Contracting Officer may direct disposition by any of the methods listed in subparagraphs (1) through (4) of this paragraph, or a combination of such methods. Any failure of the Contracting Officer to provide specific instructions within the 90 day period shall be construed as direction under subparagraph (i)(3).
          (1) The Contracting Officer shall give the Contractor a list specifying the products, parts, or services for which the Government may require special tooling and request the Contractor to transfer title (to the extent not previously transferred under any other clause of this contract) and deliver to the Government all usable items of special tooling that were designed for or used in the production or performance of such products, parts, or services and that were on hand when such production or performance ceased.
          (2) The Contracting Officer may accept or reject any offer made by the Contractor under paragraph (e) of this clause to retain items of special tooling or may request further negotiation of the offer. The Contractor agrees to enter into the negotiations in good faith. The net proceeds from the Contracting Officer’s acceptance of the Contractor’s retention offer shall either be deducted from amounts due the Contractor under this contract or shall be otherwise paid to the Government as directed by the Contracting Officer.
          (3) The Contracting Officer may direct the Contractor to sell, or dispose of as scrap, for the account of the Government, any special tooling reported by the Contractor under this clause. The net proceeds of all sales shall either be deducted from amounts due the Contractor under this contract or shall be otherwise paid to the Government as directed by the Contracting Officer. To the extent that the Contractor incurs any costs occasioned by compliance with such directions, for which it is not otherwise compensated, the contract price shall be equitably adjusted in accordance with the Changes clause of this contract.
          (4) The Contracting Officer may furnish the Contractor with a statement disclaiming further Government interest or rights in any of the special tooling listed.
     (j) Storage or shipment. The Contractor shall promptly transfer to the Government title to the special tooling specified by the Contracting Officer and arrange for either the shipment or the storage of such tooling in accordance with the final disposition instructions in subparagraph (i)(l) of this clause. Tooling to be shipped shall be properly packaged, packed, and marked in accordance with the directions of the Contracting Officer. Tooling to be stored shall be stored pursuant to a storage agreement between the Government and the Contractor, and as directed by the Contracting Officer. Tooling shipped or stored shall be accompanied by operation sheets or other appropriate data necessary to show the manufacturing operations or processes for which the items were used or designed. To the extent that the Contractor incurs costs for authorized storage or shipment under this paragraph and not otherwise compensated for, the contract price shall be equitably adjusted in accordance with the Changes clause of this contract.
(End of clause)

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I-170	52.252-2	CLAUSES INCORPORATED BY REFERENCE	FEB/1998
This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):
FAR Clauses:
www.arnet.gov/far
DFARS Clauses:
www.acq.osd.mil/dp/dars/dfars.html
Clause Deviations:
www.acq.osd.mil/dp/dars/classdev.html
(End of clause)

I-170	52.252- 6 AUTHORIZED DEVIATIONS IN CLAUSES	APR/1984
(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of *(DEVIATION)* after the date of the clause.
(b) The use in this solicitation or contract of any Department of Defense Federal Acquisition Regulation Supplement (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of *(DEVIATION)* after the name of the regulation.
I-172      252.211-2006      SUBSTITUTIONS FOR MILITARY OR FEDERAL SPECIFICATIONS AND STANDARDS      FEB/2003
(a) Definition. “SPI process,” as used in this clause, means a management or manufacturing process that has been accepted previously by the Department of Defense under the Single Process Initiative (SPI) for use in lieu of a specific military or Federal specification or standard at specific facilities. Under SPI, these processes are reviewed and accepted by a Management Council, which includes representatives of the Contractor, the Defense Contract Management Agency, the Defense Contract Audit Agency, and the military departments.
(b) Offerors are encouraged to propose SPI processes in lieu of military or Federal specifications and standards cited in the solicitation. A listing of SPI processes accepted at specific facilities is available via the Internet in Excel format at http://www.dcma.mil/onebook/7.0/7.2/7.2.6/reports/modified.xls.
(c) An offeror proposing to use an SPI process in lieu of military of Federal specifications or standards cited in the solicitation shall—
     (1) Identify the special military or Federal specification or standard for which the SPI process has been accepted;
     (2) Identify each facility at which the offeror proposes to use the specific SPI process in lieu of military or Federal specifications or standards cited in the solicitation;
     (3) Identify the contract line items, subline items, components or elements affected by the SPI process; and
     (4) If the proposed SPI process has been accepted at the facility at which it is proposed for use, but is not yet listed at the Internet site specified in paragraph (b) of this clause, submit documentation of Department of Defense acceptance of the SPI process.
(d) Absent a determination that an SPI process is not acceptable for this procurement, the Contractor shall use the following SPI process in lieu of military or Federal specifications or standards:
(Offeror insert information for each SPI process)

SPI Process:

Facility:

Military or Federal Specification or Standard:

Affected Contract Line Item
Number, Subline Item Number,

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Component, or Element:

(e) If a prospective offeror wishes to obtain, prior to the time specified for receipt of offers, verification that an SPI process is an acceptable replacement for military or Federal specifications or standards required by the solicitation, the prospective offeror—
     (1) May submit the information required by paragraph (d) of this clause to the Contracting Officer prior to submission of an offer; but
     (2) Must submit the information to the Contracting Officer at least 10 working days prior to the date specified for receipt of offers.
(End of clause)

I-173	252.225-7043	ANTITERRORISM/FORCE PROTECTION POLICY FOR DEFENSE	JUN/1998
CONTRACTORS OUTSIDE THE UNITED STATES
(a) Definition. United States, as used in this clause, means, the 50 States, the District of Columbia, and outlying areas.
(b) Except as provided in paragraph (c) of this clause, the Contractor and its subcontractors, if performing or traveling outside the United States under this contract, shall—
     (1) Affiliate with the Overseas Security Advisory Council, if the Contractor or subcontractor is a U.S. entity.
     (2) Ensure that Contractor and subcontractor personnel who are U.S. nationals and are in country on a non-transitory basis, register with the U.S. Embassy, and that Contractor and subcontractor personnel who are thirty country nationals comply with any security related requirements of the Embassy of their nationality.
     (3) Provide, to Contractor and subcontractor personnel, antiterrorism/force protection awareness information commensurate with that which the Department of Defense (DoD) provides to its military and civilian personnel and their families, to the extent such information can be made available prior to travel outside the United States; and
     (4) Obtain and comply with the most current antiterrorism/force protection guidance for Contractor and subcontractor personnel.
(c) The requirements of this clause do not apply to any subcontractor that is —
     (1) A foreign government;
     (2) A representative of a foreign government; or
     (3) A foreign corporation wholly owned by a foreign government.
(d) Information and guidance pertaining to DoD antiterrorism/force protection can be obtained as follows:
     (1) For work performed in Japan, U.S.-Japan bilateral agreements govern the status of contractors and employees, criminal jurisdiction, and taxation. United States Forces, Japan, and component policy, as well as U.S.-Japan bilateral agreements, govern logistic support and base privileges of contractor employees.
     (2) For work performed in Korea, U.S.-Korea bilateral agreements govern the status of contractors and employees, criminal jurisdiction, and taxation. United States Forces, Korea, and component policy, as well as U.S.-Korea bilateral agreements, govern logistic support and base privileges of contractor employees; and
     (3) For all other locations contact HQDA (DAMO-ODL)/ODCSOP: telephone, DSM 225-8491 or commercial (703) 695-8491.
(End of clause)
I-174      252.247-7023      TRANSPORTATION OF SUPPLIES BY SEA      MAY/2002
(a) Definitions
As used in this clause—

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(1) “Components” means articles, materials, and supplies incorporated directly into end products at any level of manufacture, fabrication or assembly by the Contractor or any subcontractor.
(2) “Department of Defense” (DoD) means the Army, Navy, Air Force, Marine Corps. and defense agencies.
(3) “Foreign flag vessel” means any vessel that is not a U.S.-flag vessel.
(4) “Ocean transportation” means any transportation aboard a ship, vessel, boat, barge, or ferry throughout international waters.
(5) “Subcontractor” means a supplier, materialman, distributor or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the prime contract and who is performing any part of the work or other requirement of the prime contract.
(6) “Supplies” means all property, except land and interests in land, that is clearly identifiable for eventual use by or owned by the DoD at the time of transportation by sea.
     (i) An item is clearly identifiable for eventual use by the DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.
     (ii) “Supplies” includes (but is not limited to) public works; buildings and facilities; ships; floating equipment and vessels of every character, type, and description, with parts, subassemblies, accessories, and equipment, machine tools; material; equipment; stories of all kinds; end items, construction materials; and components of the foregoing.
(7) “U.S.-flag vessel”- means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.
(D)      (1)      The Contractor shall use U.S.-flag vessels when transporting any supplies by sea under this contract.
            (2) A subcontractor transporting supplies by sea under this contract shall use the U.S.-flag vessels if—
     (i) This contract is a construction contract; or
     (ii) The supplies being transported are—
          (A) Noncommercial liens; or
          (B) Commercial items that
               (1) The Contractor is reselling or distributing to the Government without adding value (generally, the Contractor does not add value to items that it subcontracts for f.o.b. destination shipment);
               (2) Are shipped in direct support of U.S. military contingency operations, exercise, or forces deployed in humanitarian or peacekeeping operations; or
               (3) Are commissary or exchange cargoes transported from outside of the Defense Transported System in accordance with 10 U.S.C. 2643.
(c) The Contractor and its subcontractors may request that the Contracting Officer authorize shipment in foreign-flag vessels, or designate available U.S.-flag vessels, if the Contractor or a subcontractor believes that—
     (1) U.S. flag vessels are not available for timely shipment;
     (2) The freight charges are inordinately excessive or unreasonable; or
     (3) Freight charges are higher than charges to private persons for transportation of like goods.
(d) The Contractor must submit any request for use of other than U.S.-flag vessels in writing to the Contractor Officer at least 45 days prior to the sailing date necessary to meet its delivery schedule. The Contracting Officer will process requests submitted after such date(s) as expeditiously as possible, but the Contracting Officer’s failure to grant approvals to meet the shippers sailing date will not of itself constitute a compensable delay under this or any other clause of this contract. Requests shall contain at a minimum—
     (1) Type, weight, and cube of cargo;

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     (2) Required shipping date;
     (3) Special handling and discharge requirements;
     (4) Loading and discharge points;
     (5) Name of shipper and consignee;
     (6) Prime contract number; and
     (7) A documented description of efforts made to secure U.S.-flag vessels, including points of contact (with names and telephone numbers) with at least two U.S.-flag carriers contacted. Copies of telephone notes, telegraphic and facsimile messages or letters will be sufficient for this purpose.
(e) The Contractor shall, within 30 days after each shipment covered by this clause, provide the Contracting Officer and the Maritime Administration, Office of Cargo Preference, U.S. Department of Transportation, 400 Seventh Street SW, Washington, DC 20590, one copy of the rated on board vessel operating carrier’s ocean bill of lading, which shall contain the following information:
     (1) Prime contract number;
     (2) Name of vessel;
     (3) Vessel flag of registry;
     (4) Date of loading;
     (5) Port of loading;
     (6) Port of final discharge;
     (7) Description of commodity;
     (8) Gross weight in pounds and cubic feet if available;
     (9) Total ocean freight in U.S. dollars; and
     (10) Name of the steamship company.
(f) The Contractor shall provide with its final invoice under this contract a representation that to the best of its knowledge and belief—
     (1) No ocean transportation was used in the performance of this contract:
     (2) Ocean transportation was used and only U.S.-flag vessels were used for all ocean shipments under the contract;
     (3) Ocean transportation was used, and the Contractor had the written consent of the Contracting Officer for all non-U.S.-flag ocean transportation; or
     (4) Ocean transportation was used and some or all of the shipments were made on non-U.S.-flag vessels without the written consent of the Contracting Officer. The Contractor shall describe these shipments in the following format:

	ITEM	CONTRACT
	DESCRIPTION	LINE ITEMS	QUANTITY
Total
(g) If the final invoice does not include the required presentation, the Government will reject and return it to the Contractor as an improper invoice for the purpose of the Prompt Payment clause of this contract. In the event there has been unauthorized use of non-U.S.-flag vessels in the performance of this contract, the Contracting Officer is entitled to equitably adjust the contract, based on the unauthorized use.
(h) In the award of subcontracts for the type of supplies described in paragraph (b)(2) of this clause, the Contractor shall flow down the requirements of this clause as follows:

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     (1) The Contractor shall insert the substance of this clause, including this paragraph (h), in subcontracts that exceed the simplified acquisition threshold in part 2 of the Federal Acquisition Regulation.
     (2) The Contraction shall insert the substance of paragraphs (a) through (e) of this clause, and this paragraph (h), in subcontracts that are at or below the simplified acquisition threshold in part 2 of the Federal Acquisition Regulation.
(End of clause)

I-175	252.247-7024	NOTIFICATION OF TRANSPORTATION OF SUPPLIES B SEA	MAR/2000
(a) The Contractor has indicated by the response to the solicitation provision. Representation of Extent of Transportation by Sea, that it did not anticipate transporting by sea any supplies. If, however, after the award of this contract, the Contractor learns that it did not anticipate transporting by sea any supplies. If, however, after the award of this contract, the Contractor learns that supplies, as defined in the Transportation of Supplies by the Sea clause of this contract, will be transported by sea, the Contractors:
     (1) Shall notify the Contracting Officer of that fact; and
     (2) Hereby agrees to comply with all the terms and conditions of the Transportation of Supplies by Sea clause of this contract.
(b) The Contractor shall include this clause, including the paragraph (b), revised as necessary to reflect the relationship of the contracting parties.
     (1) In all subcontracts under this contract, if this contract is a construction contract; or
     (2) If this contract is not a construction contract, in all subcontracts under this contract that are for
          (i) Noncommercial Items; or
          (ii) commercial items that –
               (A) The Contractor is reselling or distributing to the Government without adding value (generally, the Contractor does not add value to items that it subcontracts for ___destination shipment).
               (B) Are shipped in direct support of U.S. military contingency operations, exercises, or forces deployed in humanitarian or peacekeeping operations; or
               (C) Are commissary or exchange cargoes transported outside of the Defense Transportation System in accordance with 10 U.S.C. 2643.
(End of clause)

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SECTION J – LIST OF ATTACHMENTS

List of			Number of
Addenda	Title	Date	Pages	Transmitted By
Exhibit A	CONTRACT DATA REQUIREMENTS LIST		008	EMAIL
Exhibit B	CONTRACT DATA REQUIREMENT LIST	24-JAN-2005	008	EMAIL
Attachment 001	STATEMENT OF WORK – REV B	18-AUG-2004	008	EMAIL
Attachment 002	SYSTEM SPECIFICATION SUAV-0001 REV C	03-JUN-2005	031	ELECTRONIC IMAGE
Attachment 003	DOCUMENT SUMMARY LIST		001	EMAIL
Attachment 004	DDFORM 254		001	FAX
Attachment 005	SECURITY CLASSIFICATION GUIDE	14-AUG-2001	024	FAX
Attachment 006	INTELLIGENCE ADDENDUM	25-SEP-2001	002	FAX
Attachment 007	PROPOSED OLIN STRUCTURE	03-DEC-2003	001	EMAIL
Attachment 008	PERFORMANCE BASED PAYMENT SCHEDULE REV 3	06-FEB-2004	001	EMAIL
Attachment 009	SOW ATTACHMENT FOR 3.2.3. (TBD)		001	EMAIL
Attachment 010	SOW PARAGRAPH 3.2.3.4.2 NEW EQUIPMENT TRAINING		002	EMAIL
Attachment 011	SOW PARAGRAPH 3.2.3.2.1 “OVER AND ABOVE”	20-JAN-2005	001	EMAIL
Attachment 012	STATEMENT OF WORK	21-JAN-2005	014	EMAIL
Attachment 013	DOCUMENT SUMMARY LIST		002	EMAIL
Attachment 014	CONTRACT SECURITY CLASSIFICATION (DD254)	24-JAN-2005	004	FAX
Attachment 015	SECURITY CLASSIFICATION GUIDE W/ATTACHMENTS	17-NOV-2003	031	MAIL
Attachment 016	INTELLIGENCE ADDENDUM TO DD254	25-SEP-2001	005	MAIL
Attachment 017	SUAV BRIDGE REQUIREMENTS – RAVEN PERFORMANCE BASED PAYMENT SCHEDULE	05-APR-2005	001	ELECTRONIC IMAGE
Attachment 018	PURCHASE ORDER LISTING FOR USE WITH ATTACHMENT 0017	05-APR-2005	001	ELECTRONIC IMAGE
     The following sections of the solicitation will not be distributed with the contract; however, they are incorporated in and form a part of the resultant contract as though furnished in full text therewith:

SECTION	TITLE
K	Representations, Certifications and other statements of Offeror.

L	Instructions and Conditions, and Notices to Offerors

PADDS ERRATA SHEET

PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD

SECTION A – SUPPLEMENTAL INFORMATION
CHANGED	AS6005	52.216-4711	01-JUN-2004	LETTER CONTRACT (FIXED PRICE TYPE) (USAAMCOM)
Gentlemen:
1. This constitutes a letter contract on the terms set forth herein and signifies the intention of the Department of the Army to execute a formal fixed price WITH COST PLUS FIXED FEE OLINs contract modification with you for the delivery of the supplies and the performance of the services as set forth in the enclosure hereto upon the terms and conditions therein stated, which is incorporated herein and made a part hereof for Contract W58RGZ-04-C-0025 as CONTRACT MODIFICATION P00011 on PAN MT-0025-05
2. You are directed, in accordance with the clause entitled, ‘Execution and Commencement of Work to proceed immediately to commence performance of the work, and to pursue such work with all diligence to the end that the supplies may be delivered or services performed within the time specified in the attached modification.
3. In accordance with the clause entitled ‘Contract Definitization,’ you shall submit a firm proposal for the articles covered by this letter. Your proposal shall be supported by a cost breakdown submitted in accordance with the instructions at FAR 15.403-5(b)(1) and Table 15-2 of FAR 15.408. A Certificate of Current Cost or Pricing Data (FAR 15.406-2) shall be submitted upon agreement of contract price.
4. Please indicate your acceptance of the foregoing by signing this letter and returning it with all supporting documentation to this office.
5. THE NOT TO EXCEED LIABILITY AMOUNT FOR THIS ACTION AS IDENTIFIED BELOW:

CLIN	CONTRACT TYPE	FUNDED AMOUNT			NTE AMOUNT	ACRN	OMA FUND SOURCE	OPA FUND SOURCE
0021AA	FFP	$[***]		$[***]	AE			$[***]
0022AA	FFP	$[***]		$[***]	AE			$[***]
0023AA	CPFF	$[***]		$[***]	AC			$[***]
0023AB	CPFF	$[***]		$[***]	AD	$[***]
0023AC	CPFF	$[***]		$[***]	AF	$[***]
0024AA	CPFF	$[***]		$[***]	AF	$[***]
0024AB	CPFF	$[***]		$[***]	AF	$[***]
0024AC	CPFF	$[***]		$[***]	AF	$[***]

FUNDED TOTAL		$[***]	NTE TOTAL	$[***]	OMA TOTAL	$[***]	OPA TOTAL
The not to exceed liability of this action is $[***]                     which represents 50 percent of the Not-To-Exceed Ceiling Amount of $[***]
and is subject to downward negotiation only.
6. This contract is entered into pursuant to 10 USC 2304(c)(0) and any required justification and approval has been executed.

Sincerely yours,
SHANNON H. SHELTON
Contracting Officer
Executed as of the date shown below:

BY

DATE

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PADDS ERRATA SHEET

PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD

CHANGED	AS6000	52,217	4700 01-NOV-1999	PREAMBLE	(LETTER CONTRACT DEFINITIZED)
(USAAMCOM)
It is understood and mutually agreed between the parties that:
1. This Modification PZ0019 is entered into pursuant to and supersedes the Letter Contract W58RGZ-04C-0025 P00011 and constitutes the definitive contract contemplated by the Letter Contract, which contract is completely set forth in the following pages; except that those documents previously provided to the contractor and not again included are listed in Part III. Section J, of this modification and are incorporated herein by reference.
2. The work performed by the contractor under the Latter Contract is considered to have been performed pursuant to this definitive contract.
3. In the event that this modification contains provisions which may be construed to be inconsistent in any particular way with the provisions of the Letter Contract, then the provisions of this Modification PZ0019 shall be deemed to state the complete agreement and intent of the parties hereto and any rights, duties, and obligations created by the provisions of the Letter Contract which are inconsistent with the terms of this modification are hereby waived, cancelled, and released.

AUTO/DEL	AS7025	*** THIS REFERENCE IS NO LONGER VALID ***
SECTION D – PACKAGING AND MARKING

AUTO	DS7015	52.208-4700	01-JUL-2001	REPLACEMENT PRESERVATIVE FOR PENTACHLOROPHENOL (USAAMCOM)

AUTO	DS7020	52.247-4700	01-JUN-2003	BAR CODE MARKINGS (USAAMCOM)

SECTION E – INSPECTION AND ACCEPTANCE

AUTO	EF0009	52.246-2	01-AUG-1996	INSPECTION OF SUPPLIES – FIXED-PRICE

AUTO	EF0017	52.246-3	01-MAY-2001	INSPECTION OF SUPPLIES – COST REIMBURSEMENT

ADDED	EF0022	52.246-4	01-AUG-1996	INSPECTION OF SERVICES – FIXED-PRICE

ADDED	EF0027	52.246-5	01-APR-1984	INSPECTION OF SERVICES – COST-REIMBURSEMENT

ADDED	EP0035	52.246-6	01-MAY-2001	INSPECTION – TIME-AND-MATERIAL AND LABOR-HOUR

AUTO	EF0080	52.246-16	01-APR-1984	RESPONSIBILITY FOR SUPPLIES

AUTO	EA0020	252.246-7000	01-MAR-2003	MATERIAL INSPECTION AND RECEIVING REPORT

SECTION F – DELIVERIES OR PERFORMANCE

AUTO	FF0010	52.211-17	01-SEP-1989	DELIVERY OF EXCESS QUANTITIES

AUTO	FF0016	52.242-15	01-APR-1984	STOP-WORK ORDER (AUG 1989) – ALTERNATE I

AUTO	FF0015	52.242-15	01-AUG-1989	STOP-WORK ORDER

AUTO	FF0025	52.242-17	01-APR-1984	GOVERNMENT DELAY OF WORK

ADDED	FF0034	52.247-29	01-JUN-1988	F.O.B. ORIGIN

ADDED	FF0033	52.247-30	01-APR-1984	F.O.B. ORIGIN, CONTRACTOR’S FACILITY

ADDED	FF0049	52.247-35	01-APR-1984	F.O.B. DESTINATION, WITHIN CONSIGNEE’S PREMISES

ADDED	FF0020	52.247.48	01-FEB-1999	F.O.B. DESTINATION EVIDENCE OF SHIPMENT

PADDS ERRATA SHEET

PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD

ADDED	FF0134	52.247-55	01-JUN-2003	F.O.B. POINT FOR DELIVERY OF GOVERNMENT – FURNISHED PROPERTY

ADDED	FF0159	52.247-61	01-APR-1984	F.O.B. ORIGIN – MINIMUM SIZE OF SHIPMENTS

ADDED	FF0168	52.247-65	01-JAN-1991	F.O.B. ORIGIN, PREPAID FREIGHT – SMALL PACKAGE SHIPMENTS

ADDED	PS7010	52.211-4012	01-AUG-2001	ACCELERATED DELIVERY (USAAMCOM)

SECTION G – CONTRACT ADMINISTRATION DATA

AUTO	GS7135	52.242-4001	01-OCT-2000	PREPARATION AND DISTRIBUTION OF DD FORM 350 (MIRR) (USAAMCOM)

SECTION H SPECIAL CONTRACT REQUIREMENTS

AUTO/DEL	HS7630	52.219-4001	01-APR-2004	SMALL BUSINESS SUBCONTRACTING PLAN GOAL (USAAMCOM)

AUTO	HS7070	52.243-4000	01-NOV-2003	ENG CHG PROPOSAL, VALUE ENG CHG PROPOSAL, REQUEST FOR DEVIATION, REQUEST FOR WAIVER, ENG RELEASE RECORDS, NOTICE OF REVISION, & SPECIFICATION CHG NOTICE PREPARATION AND SUBMISSION INSTRUCTIONS

SECTION I – CONTRACT CLAUSES

AUTO	IF0007			*** THIS REFERENCE IS NO LONGER VALID ***

AUTO	IF0052			*** THIS REFERENCE IS NO LONGER VALID ***

AUTO	IF0010	53.203-1	01-JUL-2004	DEFINITIONS

AUTO	IF0021	52.203-3	01-APR-1984	GRATUITIES

AUTO	IF0026	52.203-5	01-JUL-1995	RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT

AUTO	IF0029	52.203-7	01-JUL-1995	ANTI-KICKBACK PROCEDURES

AUTO	IF0975	52.203-8	01-JAN-1997	CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY

AUTO	IF0980	52.203-10	01-JAN-1997	PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY

AUTO	IF0030	52.203-12	01-JAN-2003	LIMITATIONS ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS

ADDED	IF0032	52.204-2	01-AUG-1996	SECURITY REQUIREMENTS

AUTO	IF0075	52.204-4	01-AUG-2006	PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER

AUTO	IF0060	52.209-6	01-JAN-2005	PROTECTING THE GOVERNMENT’S INTEREST WHEN SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED OR PROPOSED FOR DEBARMENT

AUTO	LF0063	52.211-5	01-AUG-2000	MATERIAL REQUIREMENTS

AUTO	IF0079	52.211-15	01-SEP-1990	DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS

PADDS ERRATA SHEET

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ADDED	IF0046	52.213-2	01-APR-1984	INVOICES

AUTO	IF0110	52.215-2	01-JUN-1999	AUDIT AND RECORDS – NEGOTIATION

AUTO	IF0115	52.215-A	01-OCT-1997	ORDER OF PRECEDENCE UNIFORM CONTRACT FORMAT

AUTO	IF0130	52.215-10	01-OCT-1997	PRICE REDUCTION AND DEFECTIVE COST OR PRICING DATA

AUTO	IF0132	52.215-12	01-OCT-1997	SUBCONTRACTOR COST OR PRICING DATA

DELETED	IF0135	52.215-14	01-OCT-1997	INTEGRITY OF UNIT PRICES

ADDED	IF0136	52.215-14	01-OCT-1997	INTEGRITY OF UNIT PRICES (OCT 97) – ALTERNATE 1

AUTO	IF0755	52.215-15	01-OCT-2004	PENSION ADJUSTMENTS AND ASSET REVERSIONS

ADDED	IF0144	52.215-17	01-OCT-1997	WAIVERS OF FACILITIES CAPITAL COST OF MONEY

AUTO	IFG147	52.215-18	01-JUL-2005	REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS (PRB) OTHER THAN PENSIONS

ADDED	IF0148	52.215-19	01-OCT-1997	NOTIFICATION OF OWNERSHIP CHANGES

ADDED	IF0143	52.216-7	01-DEC-2002	ALLOWABLE COST AND PAYMENT

ADDED	IF0145	52.216-8	01-MAR-1997	FIXED FEE

ADDED	IF0185	52.216-26	01-DEC-2002	PAYMENTS OF ALLOWABLE COSTS BEFORE DEFINITIZATION

AUTO	IF0193	52.219-8	01-MAY-2004	UTILIZATION OF SMALL BUSINESS CONCERNS

AUTO	IF0186	52.219-9	01-JUL-2005	SMALL BUSINESS SUBCONTRACTING PLAN

AUTO	IF0201	52.219-1G	01-JAN-1999	LIQUIDATED DAMAGES – SUBCONTRACTING PLAN

AUTO	IF0207	52.222-1	01-FEB-1997	NOTICE TO THE GOVERNMENT OF LABOR DISPUTES

ADDED	IF0211	52.222-3	01-JUN-2003	CONVICT LABOR

AUTO	IF0008	52.222-19	01-JUN-2004	CHILD LABOR – COOPERATION WITH AUTHORITIES AND REMEDIES

AUTO	IF0218	52.223-30	01-DEC-1995	WALSH HEALEY PUBLIC CONTRACTS ACT

AUTO	IF0091	52.222-21	01-FEB-1999	PROHIBITION ON SEGREGATED FACILITIES

AUTO	IF0223	52.222-26	01-APR-2002	EQUAL OPPORTUNITY

ADDED	IF0861	52.222-29	01-JUN-2003	NOTIFICATION OF VISA DENIAL

AUTO	IF0235	52.332-35	01-DEC-2001	EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS

AUTO	IP0237	52.232-36	01-JUN-1998	AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES

AUTO	IF0240	52.222-37	01-DEC-2001	EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS

PADDS ERRATA SHEET

PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD

ADDED	IF0950	52.222.38	01-DEC-2001	COMPLIANCE WITH VETERANS EMPLOYMENT REPORTING REQUIREMENTS

ADDED	IF0850	52.223-5	01-AUG-2003	POLLUTION PREVENTION AND RIGHT-TO-KNOW INFORMATION

AUTO	IF0260	52.223-6	01-MAY-2001	DRUG-FREE WORKPLACE

ADDED	IF0045	52.223-10	01-AUG-2000	WASTE REDUCTION PROGRAM

ADDED	IF0175	52.223-14	01-AUG-2003	TOXIC CHEMICAL RELEASE REPORTING

AUTO	IF0092	52.225-13	01-MAR-2005	RESTRICTION ON CERTAIN FOREIGN PURCHASES

AUTO	IF0269	52.226-1	01-JUN-2060	UTILIZATION OF INDIAN ORGANIZATIONS AND INDIAN OWNED ECONOMIC ENTERPRISES

AUTO	IF0283	52.327-1	01-JUL-1995	AUTHORIZATION AND CONSENT

AUTO	IF0286	52.227-2	01-AUG-1996	NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT

AUTO	IF0288	52.227-3	01-APR-1984	PATENT INDEMNITY

ADDED	IF0270	52.228-3	01-APR-1984	WORKERS COMPENSATION INSURANCE (DEFENSE BASE ACT)

ADDED	IF0275	52.228-4	01-APR-1984	WORKERS’ COMPENSATION AND WAR HAZARD INSURANCE OVERSEAS

ADDED	IF0295	52.228-7	01-MAR-1996	INSURANCE – LIABILITY TO THIRD PERSONS

AUTO	IF0310	52.229-3	01-APR-2003	FEDERAL, STATE, AND LOCAL TAXES

ADDED	IF0312	52.229-4	01-APR-2003	FEDERAL, STATE, AND LOCAL TAXES (STATE AND LOCAL ADJUSTMENTS)

AUTO/DEL	IF0321	52.230-2	01-APR-198	COST ACCOUNTING STANDARDS

AUTO/DEL	IF0323	52.230-3	01-APR-1998	DISCLOSURE AND CONSISTENCY OF COST ACCOUNTING PRACTICES

AUTO/DEL	IF0326	52.230-6	01-APR-2005	ADMINISTRATION OF COST ACCOUNTING STANDARDS

AUTO	IF0332	52.232-1	01-APR-1984	PAYMENTS

AUTO	IF0344	52.232-8	01-FEB-2002	DISCOUNTS FOR PROMPT PAYMENT

ADDED	IF0350	52,332-9	03-APR-1984	LIMITATION ON WITHHOLDING OF PAYMENTS

AUTO	IF0352	52.232-11	01-APR-1984	EXTRAS

AUTO	IF3460	53.232-17	01-JUN-1995	INTEREST

ADDED	IF0366	52.232-20	01-APR-1984	LIMITATION OF COST

ADDED	IF0373	52.232-23	01-JAN-1986	ASSIGNMENT OF CLAIMS

AUTO	IF0375	52.232-23	01-APR-1984	ASSIGNMENT OF CLAIMS (JAN 1986) – ALTERNATE I

AUTO	IF0025	52.232-26	01-OCT-2003	PROMPT PAYMENT

PADDS ERRATA SHEET

PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD

ADDED	IF0372	52.232.25	01-FEB-2002	PROMPT PAYMENT (OCT 2003) – ALTERNATE I

AUTO	IF0036	52.232-33	01-OCT-2003	PAYMENT OF ELECTRONIC FUNDS TRANSFER CENTRAL CONTRACTOR REGISTRATION

AUTO	IF0378	52.233-3	01-JUL-2002	DISPUTES

AUTO	IF0382	52.233-3	01-AUG-1996	PROTEST AFTER AWARD

ADDED	IF0427	52.237-3	01-JAN-1991	CONTINUITY OF SERVICES

ADDED	IF0439	52.242-1	01-APR-1984	NOTICE OF INTENT TO DISALLOW COSTS

AUTO	IF0443	52-242-3	01-MAY-2001	PENALTIES FOR UNALLOWABLE COSTS

ADDED	IF0445	52.242-4	01-JAN-1997	CERTIFICATION OF FINAL INDIRECT COSTS

DELETED	IF0451	52.242-10	01-APR-1984	F.O.B. ORIGIN – GOVERNMENT BILLS OF LADING OR PREPAID POSTAGE

ADDED	IF0452	52.242.10	01-APR-1984	F.O.B. ORIGIN GOVERNMENT BILLS OF LADING OR PREPAID POSTAGE (APPLICABLE ONLY TO OPTION QUALITY)

AUTO	IF0456	52.242-13	01-JUL-1995	BANKRUPTCY

ADDED	IF0391	52.243-1	01-APR-1984	CHANGES –FIXED-PRICE (AUG 1987)-ALTERNATE I

AUTO	IF0390	52.243-1	01-AUG-1987	CHANGES — - FIXED — PRICE

ADDED	IF0403	52.243-2	01-APR-1984	CHANGES — - COST-REIMBURSEMENT (AUG 1987) — - ALTERNATE I

ADDED	IF0404	52.243-2	01-APR-1984	CHANGES — - COST-REIMBURSEMENT (AUG 1987) — - ALTERNATE II

ADDED	IF0402	52.243-2	01-AUG-1987	CHANGES — - COST-REIMBURSEMENT

AUTO	IF0477	52.243-7	01-APR-1984	NOTIFICATION OF CHANGES (the blanks in paragraphs (b) and (d) are completed with thirty (30))

AUTO/DEL	IF0487	52.244-5	01-DEC-1996	COMPETITION IN SUBCONTRACTING

ADDED	IF0871	52.245-1	01-APR-1984	PROPERTY RECORDS

ADDED	IF0874	52.245-4	01-JUN-2003	GOVERNMENT-FURNISHED PROPERTY (SHORT FORM)

ADDED	IF0528	52.245-18	01-FEB-1993	SPECIAL TEST EQUIPMENT

ADDED	IF0540	52.246 - 16	01-APR-1984	RESPONSIBILITIES FOR SUPPLIES

AUTO	IF0558	52.246-23	01-FEB-1997	LIMITATION OF LIABILITY

ADDED	IF0562	52.246-25	01-FEB-1997	LIMITATION OF LIABILITY-SERVICES

DELETED	IF0569	52.247-5	01-APR-1984	FAMILIARIZATION WITH CONDITIONS

ADDED	IF0610	52.247-27	01-APR-1984	CONTRACT NOT AFFECTED BY ORAL AGREEMENT

ADDED	IF0615	52.247-29	01-JUN-1_00	P.O.B. ORIGIN

PADDS ERRATA SHEET

PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD

ADDED	IF0622	52.247-63	01-JUN-2003	PREFERENCE FOR U.S. FLAG AIR CARRIERS

AUTO	IF0630	52.248-1	01-FEB-2000	VALUE ENGINEERING

AUTO	IF0644	52.249-2	01-MAY-2004	TERMINATION FOR CONVENIENCE OF GOVERNMENT (FIXED-PRICE)

ADDED	IF0656	52.249-6	01-MAY-2004	TERMINATION (COST REIMBURSEMENT)

DELETED	IF0670	52.249-8	01-APR-1984	DEFAULT (FIXED-PRICE SUPPLY AND SERVICE) (1984 APR)-ALTERNATE I

AUTO	IF0669	52.249-8	01-APR-1984	DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)

ADDED	IF0683	52.249-13	01-APR-1984	FAILURE TO PERFORM

ADDED	IF0684	52.249-14	01-APR-1984	EXCUSABLE DELAYS

DELETED	IF0690	52.250-1	01-APR-1984	INDEMNIFICATION UNDER PUBLIC LAW 85-804 (APR 1984) — - ALTERNATE I

AUTO	IF0715	52.253-1	01-JAN-1991	COMPUTER GENERATED FORMS

AUTO	IA0041			* * * THIS REFERENCE IS NO LONGER VALID * * *

AUTO	IA0065			* * * THIS REFERENCE IS NO LONGER VALID * * *

ADDED	IA0590			* * * THIS REFERENCE IS NO LONGER VALID * * *

ADDED	IA0010	252.201-7000	01-DEC-1991	CONTRACTING OFFICER’S REPRESENTATIVE

AUTO	IA0020	252.203-7001	01-DEC-2004	PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE-CONTRACT RELATED FELONIES

ADDED	IA0025	252.203-7002	01- DEC 1993	DISPLAY OF DOD HOTLINE POSTER

AUTO	IA0030	252.204-7000	01-DEC-1991	DISCLOSURE OF INFORMATION

ADDED	IA0035	252.204-7002	01-DEC-1991	PAYMENT FOR SUBLINE ITEMS NOT SEPARATELY PRICED

AUTO	IA0036	252.204-7003	01-APR-1992	CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT

ADDED	IA0011	252.204-7005	01-NOV-2001	ORAL ATTESTATION OF SECURITY RESPONSIBILITIES

AUTO	IA0050	252.205-7000	01-DEC-1991	PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS

AUTO	IA0800	252.209-7004	01-MAR-1998	SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY

AUTO	IA0170	252.215-7000	01-DEC-1991	PRICING ADJUSTMENTS

AUTO	IA0180	252.215-7002	01-OCT-1998	COST ESTIMATING SYSTEM REQUIREMENTS

ADDED	IA0205	252.217-7028	01-DEC-1991	OVER AND ABOVE WORK

ADDED	IA0220	252.219-7003	01-APR-1996	SMALL. SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS SUBCONTRACTING PLAN (DOD CONTRACTS)

PADDS ERRATA SHEET

PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD

ADDED	IA0236	252.222-7002	01-JUN-1997	COMPLIANCE WITH LOCAL LABOR LAWS (OVERSEAS)

DELETED	IA0338	252.222-7004	01-JUN-1997	COMPLIANCE WITH SPANISH SOCIAL SECURITY LAWS AND REGULATIONS

ADDED	IA0251	252.223-7006	01-NOV-1993	PROHIBITION ON STORAGE AND DISPOSAL OF TOXIC AND HAZARDOUS MATERIALS (APR 1993) — - ALTERNATE I

ADDED	IA0250	252.223-7006	01-APR-1993	PROHIBITION ON STORAGE AND DISPOSAL OF TOXIC AND HAZARDOUS MATERIALS

ADDED	IA0260	252.225-7001	01-JUN-2005	BUY AMERICAN ACT OF BALANCE OF PAYMENTS PROGRAM

AUTO	IA0275	252.225-7002	01-APR-2003	QUALIFYING COUNTRY SOURCES AS SUBCONTRACTORS

AUTO	IA0026	252.225-7004	01-JUN-2005	REPORT OF INTENDED PERFORMANCE OUTSIDE THE UNITED STATES AND CANADA-SUBMISSION AFTER AWARD

AUTO	IA0335	252.225-7012	01-JUN-2004	PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES

AUTO	IA0027	252.225-7013	01-JUN-2005	DUTY-FREE ENTRY

ADDED	IA0340	252.225-7014	01-JUN-2005	PREFERENCE FOR DOMESTIC SPECIALTY METALS

AUTO/DEL	IA0350	252.225-7014	01-APR-2003	PREFERENCE FOR DOMESTIC SPECIALTY METALS (JUN 2005) — - ALTERNATE I

ADDED	IA0360	252.225-7015	01-JUN-2005	RESTRICTION ON ACQUISITION OF HAND OR MEASURING TOOLS

ADDED	IA0003	252.225-7016	01-APR-2003	RESTRICTION ON ACQUISITION OF BALL AND ROLLER BEARINGS (JUN 2005) — - ALTERNATE I

AUTO	IA0365	252.225-7016	01-JUN-2005	RESTRICTION ON ACQUISITION OF BALL AND ROLLER BEARINGS

ADDED	IA0389	252.225-7022	01-JUN-2005	RESTRICTION ON ACQUISITION OF POLYACRYLONITRILE (PAN) CARBON FIBER

AUTO	IA0415	252.225-7025	01-JUN-2005	RESTRICTION ON ACQUISITION OF FORGINGS

DELETED	IA0440	252.225-7028	01-APR-2003	EXCLUSIONARY POLICIES AND PRACTICES OF FOREIGN GOVERNMENTS

ADDED	IA0410	252.225-7036	01-JUN-2005	BUY AMERICAN ACT-FREE TRADE AGREEMENTS-BALANCE OF PAYMENTS PROGRAM

ADDED	IA0652	252.325-7042	01-APR-2003	AUTHORIZATION TO PERFORM

AUTO/DEL	IA0013	252.226-7001	01-SEP-2004	UTILIZATION OF INDIAN ORGANIZATIONS, INDIAN-OWNED ECONOMIC ENTERPRISES, AND NATIVE HAWAIIAN SMALL BUSINESS CONCERNS

ADDED	IA0450	252.227-7013	01-NOV-1995	RIGHTS ON TECHNICAL DATA — - NONCOMMERCIAL ITEMS

ADDED	IA0462	252.227-7014	01-JUN-1995	RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL COMPUTER SOFTWARE DOCUMENTATION

ADDED	IA0478	252.227-7019	01-JUN-1995	VALIDATION OF ASSERTED RESTRICTIONS — - COMPUTER SOFTWARE

PADDS ERRATA SHEET

PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD

ADDED	IA0495	252.227-7025	01-JUN-1995	LIMITATIONS ON THE USE OR DISCLOSURE OF GOVERNMENT-FURNISHED INFORMATION MARKED WITH RESTRICTIVE LEGENDS

ADDED	IA0520	252.227-7027	01-APR-1988	DEFERRED ORDERING OF TECHNICAL DATA OR COMPUTER SOFTWARE

ADDED	IA0740	252.228-7001	01-SEP-1996	GROUND AND FLIGHT RISK

ADDED	IA0750	252.228-7002	01-SEP-1996	AIRCRAFT FLIGHT RISK

ADDED	IA0760	252.228-7003	01-DEC-1991	CAPTURE AND DETENTION

ADDED	IA0770	252.228-7005	01-DEC-1991	ACCIDENT REPORTING AND INVESTIGATION INVOLVING AIRCRAFT, MISSILES AND SPACE LAUNCH VEHICLES

DELETED	IA0786	252.229-7007	01-JUN-1997	VERIFICATION OF UNITED STATES RECEIPT OF GOODS

AUTO	IA0805	252.231-7000	01-DEC-1991	SUPPLEMENTAL COST PRINCIPLES

AUTO	IA0700	252.232-7003	01-JAN-2004	ELECTRONIC SUBMISSION OF PAYMENT REQUESTS

ADDED	IA0022	252.232-7004	01-OCT-2001	DOD PROGRESS PAYMENT RATES

ADDED	IA0850	252.235-7003	01-DEC-1991	FREQUENCY AUTHORIZATION

AUTO	IA0855	252.242-7000	01-DEC-1991	POSTAWARD CONFERENCE

AUTO	IA0905	252.243-7001	01-DEC-1991	PRICING OF CONTRACT MODIFICATIONS

AUTO	IA0907	252.243-7002	01-MAR-1998	REQUESTS FOR EQUITABLE ADJUSTMENT

AUTO	IA0908	252.244-7000	01-MAR-2000	SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL COMPONENTS (DoD CONTRACTS)

DELETED	IA0950	252.349-7002	01-DEC-1996	NOTIFICATION OF ANTICIPATED CONTRACT TERMINATION OR REDUCTION

CHANGED	IF8170			* * * THIS REFERENCE IS NO LONGER VALID * * *

* Insert TBD in the blank in paragraph (e) and TBD in the blank in paragraph (k) within the above referenced provision.

AUTO/DEL	IF8171			* * * THIS REFERENCE IS NO LONGER VALID * * *

CHANGED	IF8035	52.217-8	01-NOV-1999	OPTION TO EXTEND SERVICES

* Insert TBD in the blank within the above referenced clause.

CHANGED	IF8180	52.222-2	01-JUL-1990	PAYMENT FOR OVERTIME PREMIUMS

* Insert TBD in the blank paragraph (a) within the above referenced clause.

AUTO/DEL	IF8080	52.232-35	01-DEC-2001	EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS (DEC 2001) — - ALTERNATE I

CHANGED	IF8001	52.232-32	01-FEB-2002	PERFORMANCE BASED PAYMENTS

* Insert 30th in the blank in paragraph (c)(2) within the above referenced clause.

PADDS ERRATA SHEET

PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD

CHANGED	IF8119	52.243-7	01-APR-1984	NOTIFICATION OF CHANGES

(The blank in paragraph (b) of this clause is completed with 30 DAYS. The blank in paragraph (d) of this clause is completed with 30 DAYS.

DELETED	IF6025	52.209-1	01-FEB-1995	QUALIFICATION REQUIREMENTS

CHANGED	IF6080	52.216-23	01-APR-1984	EXECUTION AND COMMENCEMENT OF WORK
The Contractor shall indicate acceptance or this letter contract by signing three copies of the contract and returning them to the Contracting Officer not later than _____.

25 February 2005. Upon acceptance by both parties, the Contractor shall proceed with performance of the work, including purchase of necessary materials.
(End of Clause)

CHANGED	IF6085	52.216-24	01-APR-1984	LIMITATION OF GOVERNMENT LIABILITY
(a) In performing this contract modification, the Contractor is not authorized to make expenditures or incur obligations exceeding[***]$[***] dollars. (b) The maximum amount of which the Government shall be liable if this contract is terminated is $[***] dollars.
(End of Clause)

CHANGED	IF6855	52.222-49	01-MAY-1989	SERVICE CONTRACT ACT—PLACE OF PERFORMANCE UNKNOWN
(a) This contract is subject to the Service Contract Act, and the place of performance was unknown when the solicitation was issued. In addition to places or areas identified in wage determinations, if any, attached to the solicitation, wage determinations have also been requested for the following: TBD. The Contracting Officer will request wage determination for additional places or areas of performance if asked to do so in writing by: TBD.
(b) Offerors who intend to perform in a place or area of performance for which a wage determination has not been attached or requested may nevertheless submit bids or proposals. However, a wage determination shall be requested and incorporated in the resultant contract retroactive to the date of contract award, and there shall be no adjustment in the contract price.
(End of Clause)

CHANGED	IF6170	52.244-2	01-AUG-1998	SUBCONTRACTS
     (a) Definitions. As used in this clause- -
“Approved purchasing system” means a Contractor’s purchasing system that has been reviewed and approved in accordance with Part 44 of the Federal Acquisition Regulation (FAR).
“Consent to subcontract” means the Contracting Officer’s written consent for the Contractor to enter into a particular subcontract.
“Subcontract” means any contract, as defined in FAR Subpart 2 I, entered into by a subcontractor to furnish supplies or services for performance of the prime contract or a subcontract. It includes, but is not limited to, purchase orders, and changes and modifications to purchase orders.
     (b) This clause does not apply to subcontracts for special test equipment when the contract contains the clause at FAR 52.245-18, Special Test Equipment.
     (c) When this clause is included in a fixed-price type contract, consent to subcontract is required only on unpriced contract actions (including unpriced modifications or unpriced delivery orders), and only if required in accordance with paragraph (d) or (e) of this clause.
     (d) If the Contractor does not have an approved purchasing system, consent to subcontract is required for any subcontract that —
          (1) Is of the cost-reimbursement, time-and-materials, or labor hour type; or
          (2) Is fixed-priced and exceeds

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PADDS ERRATA SHEET

PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD
               (i) For a contract awarded by the Department of Defense, the Coast Guard, or the National Aeronautics and Space Administration, the greater of the simplified acquisition threshold or 5 percent of the total estimated cost of the contract; or
               (ii) For a contract awarded by a civilian agency other than the Coast Guard and the National Aeronautics and Space Administration, either the simplified acquisition threshold or 5 percent of the total estimated cost of the contract.
     (e) If the Contractor has an approved purchasing system, the Contractor nevertheless shall obtain the Contracting Officer’s written consent before placing the following subcontractors:
TBD
     (f) (1) The Contractor shall notify the Contracting Officer reasonably in advance of placing any subcontract or modification thereof for which consent is required under paragraph (c), (d), or (e) of this clause, including the following information;
               (i) A description of the supplies or services to be subcontracted.
               (ii) Identification of the type of subcontract to be used.
               (iii) Identification of the proposed subcontractor.
               (iv) The proposed subcontract price.
               (v) The subcontractor’s current, complete, and accurate cost or pricing data and certificate of Current Cost or Pricing Data, if required by other contract provisions.
               (vi) The subcontractor’s Disclosure Statement or Certificates relating to Cost Accounting Standards when such data are required by other provisions of this contract.
               (vii) A negotiation memorandum reflecting
                    (A) The principal elements of the subcontract price negotiations;
                    (B) The most significant considerations controlling establishment of initial or revised prices;
                    (C) The reason cost or pricing data were or were not required;
                    (D) The extent, if any, to which the Contractor did not rely on the subcontractor’s cost or pricing data in determining the price objective and in negotiating the final price;
                    (E) The extent to which it was recognized in the negotiation that the subcontractor’s cost or pricing data were not accurate, complete, or current; the action taken by the Contractor and the subcontractor and the effect of any such defective data on the total price negotiated;
                    (F) The reasons for any significant difference between the Contractor’s price objective and the price negotiated; and
                    (G) A complete explanation of the incentive fee or profit plan when incentives are used. The explanation shall identify each critical performance element, management decisions used to quantify each incentive element, reasons for the incentives, and a summary of all trade-off possibilities considered.
          (2) The Contractor is not required to notify the Contracting Officer in advance of entering into any subcontract for which consent is not required under paragraph (c), (d), or (e) of this clause
     (g) Unless the Consent or approval specifically provides otherwise, neither consent by the Contracting Officer to any subcontract nor approval of the Contractor’s purchasing system shall constitute a determination.
          (1) Of the acceptability of any subcontract terms or conditions;
          (2) Of the allowability of any cost under this contract; or
          (3) To relieve the Contractor of any responsibility for performing this contract.

PADDS ERRATA SHEET

PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD
     (h) No subcontract or modification thereof placed under this contract shall provide for payment on a cost-plus-a-percentage-of-cost basis, and any fee payable under cost-reimbursement type subcontracts shall not exceed the fee limitations in FAR 15.404-4(c)(4)(i).
     (i) The Contractor shall give the Contracting Officer immediate written notice of any action or suit filed and prompt notice of any claim made against the Contractor by any subcontractor or vendor that, in the opinion of the Contractor, may result in litigation related in any way to this contract, with respect to which the Contractor may be entitled to reimbursement from the Government.
     (j) The Government reserves the right to review the Contractor’s purchasing system as set forth in FAR Subpart 44.3.
     (k) Paragraphs (d) and (f) of this clause do not apply to the following subcontracts, which were evaluated during negotiations:
TO BE DETERMINED.
(End of clause)

CHANGED	IA6015	252.211-7003	01-JUNE-2005	ITEM IDENTIFICATION AND VALUATION
     (a) Definitions. As used in this clause.
     “Automatic identification device” means a device, such as a reader or interrogator, used to retrieve data encoded on machine-readable media.
     “Concatenated unique item identifier” means
          (1) For items that are serialized within the enterprise identifier, the linking together of the unique identifier data elements in order of the issuing agency code, enterprise identifier, and unique serial number within the enterprise identifier; or
          (2) For items that are serialized within the original part, lot, or batch number, the linking together of the unique identifier data elements in order of the issuing agency code, enterprise identifier; original part, lot, or batch number, and serial number within the original part, lot, or batch number.
     “Data qualifier” means a specified character (or string of characters) that immediately precedes a data field that defines the general category or intended use of the data that follows.
     “DoD recognized unique identification equivalent” means a unique identification method that is commercial use and has been recognized by DoD. All DoD recognized unique identification equivalents are listed at http://www.acq.osd.mil/dpap/UID/equivalents.html.
     “DoD unique item identification” means a system of making items delivered to DoD with unique item identifiers that have machine-readable data elements to distinguish an item from all other like and unlike items. For items that are serialized within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier and a unique serial number. For items that are serialized within the part, lot, or batch number within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier: the original part, lot, or batch number; and the serial number.
     “Enterprise” means the entity (i.e., a manufacturer or vendor) responsible for assigning unique item identifiers to items.
     “Enterprise identifier” means a code that is uniquely assigned to an enterprise by an issuing agency.
     “Government’s unit acquisition cost” means- -
          (1) For fixed-price type line, subline, or exhibit line items, the unit price identified in the contract at the time of delivery;
          (2) For cost-type or undefinitized line, subline, or exhibit line items, the Contractor’s estimated fully burdened unit cost to the Government at the time of delivery; and
          (3) For items produced under a time-and-materials contract, the Contractor’s estimated fully burdened unit cost to the Government at the time of delivery.
     “Issuing agency” means an organization responsible for assigning a non-repeatable identifier to an enterprise (i.e., Dun & Bradstreet’s Data Universal Numbering System (DUNS) Number, Uniform Code Council (UCC)/EAN International (EAN) Company Prefix, or Defense Logistics Information Systems (DLIS) Commercial and Governments Entity (CAGE) Code).

PADDS ERRATA SHEET

PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD
     “Issuing agency code” means a code that designates the registration for controlling; authority for the enterprise identifier.
     “Item” means a single hardware article or a single unit formed by a grouping of subassemblies, components, or constituent parts.
     “Lot or batch number” means an identifying number assigned by the enterprise to a designated group of items, usually referred to as either a lot or a batch, all of which were manufactured under identical conditions.
     “Machine-readable” means an automatic identification technology media, such as bar codes, contract memory buttons, radio frequency identification, or optical memory cards.
     “Original part number” means a combination of numbers or letters assigned by the enterprise at item creation to a class of items with the same form, fit, function, and interface.
     “Parent item” means the item assembly, intermediate component, or subassembly that has an embedded item with a unique item identifier or DoD recognized unique identification equivalent.
     “Serial number within the enterprise identifier” means a combination of numbers, letters, or symbols assigned by the enterprise to an item that provides for the differentiation of that item from any other like and unlike item and is never used again within the enterprise.
     “Serial number within the part, lot, or batch number” means a combination of numbers or letters assigned by the enterprise to an item that provides for the differentiation of that item from any other like item within a part, lot, or batch number assignment.
     “Serialization within the enterprise identifier” means each item produced is assigned a serial number that is unique among all the tangible items produced by the enterprise and is never used again. The enterprise is responsible for ensuring unique serialization within the enterprise identifier.
     “Serialization within the part, lot, or batch number” means each item of a particular part, lot, or batch number is assigned a unique serial number within that part, lot, or batch number assignment. The enterprise is responsible for ensuring unique serialization within the part, lot, or batch number within the enterprise identifier.
     “Unique item identifier” means a set of data elements marked on items that is globally unique and unambiguous.
     “Unique item identifier type” means a designator to indicate which method of uniquely identifying a part has been used. The current list of accepted unique item identifier types is maintained at http://www.acq.osd.mil/dpap/UID/uid_types.html.
     (b) The Contractor shall deliver all items under a contract line, subline, or exhibit line item.
     (c) DoD Unique item identification or DoD recognized unique identification equivalents.
          (1) The Contractor shall provide DoD unique item identification, or a DoD recognized unique identification equivalent, for — -
               (i) All delivered items for which the Government’s unit acquisition cost is $5,000 or more; and
               (ii) The following items for which the Government’s unit acquisition cost is less than $5,000:

Contract line, subline, or exhibit line
item no.
“none”	Item description

               (iii) Subassemblies, components, and parts embedded within delivered items as specified in Attachment Number “none.”
          (2) The concatenated unique item identifier and the component data elements of the DoD unique item identification or DoD recognized unique identification equivalent shall not change over the life of the item.

PADDS ERRATA SHEET

PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD
          (3) Data syntax and semantics of DoD unique item identification and DoD recognized unique identification equivalents. The Contractor shall ensure that —
               (i) The encoded data elements (except issuing agency code) of the unique item identifier are marked on the item using one of the following three types of data qualifiers, as determined by the contractor:
                    (A) Data Identifiers (DIs) (Format 06) in accordance with ISO/IEC International Standard 15418, Information Technology EAN/UCC Application Identifiers and ANSI MH 10 Data Identifiers and ANSI MH 10 Data Identifiers and Maintenance.
                    (B) Application Identifiers (AIs) (Format 05), in accordance with ISO/IEC International Standard 15418, Information Technology – EAN/UCC Application Identifiers and ANSI MH 10 Data Identifiers and ANSI MH 10 Data Identifiers and Maintenance.
                    (C) Text Element Identifiers (TEIs), in accordance with the DoD collaborative solution “DD” format for use until solution is approved by ISO/IBC JTC1 SC 31. The “DD” format is described in Appendix D of the DoD Guide to Uniquely Identifying Items, available at http://www.acq.osd.mil/dpap/UID/guides.htm; and
               (ii) The encoded data elements of the unique item identifier conform to ISO/IEC International Standard 15434, Information Technology-Syntax for High Capacity Automatic Data Capture Media.
          (4) DoD unique item identification and DoD recognized unique identification equivalents.
               (i) The Contactor shall —
                    (A) Determine whether to serialize within the enterprise identifier or serialize within the part, lot, or batch number; and
                    (B) Place the data elements of the unique item identifier (enterprise identifier; serial number; and for serialization within the part, lot, or batch number only, original part, lot, or batch number) on items requiring marking by paragraph (c)(1) of this clause, based on the criteria provided in the version of MIL-STD-130, Identification marking of U.S. Military Property, cited in the contract Schedule.
               (ii) The issuing agency code —
                    (A) Shall not be placed on the item; and
                    (B) Shall be derived from the data qualifier for the enterprise identifier.
     (d) For each item that requires unique item identification under paragraph (c)(1)(i) or (ii) of this clause, in addition to the information provided as part of the Material Inspection and Receiving Report specified elsewhere in this contract, the Contractor shall report at the time of delivery, either as part of, or associated with, the Material Inspection and Receiving Report, the following information:
          (1) Concatenated unique item identifier; or DoD recognized unique identification equivalent.
          (2) Unique item identifier type.
          (3) Issuing agency code (if concatenated unique item identifier is used).
          (4) Enterprise identifier (if concatenated unique item identifier is used).
          (5) Original part number.
          (6) Lot or batch number.
          (7) Current part number (if not the same as the original part number).
          (8) Current part number effective date.
          (9) Serial number.
          (10) Government’s unit acquisition cost.

PADDS ERRATA SHEET

PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD
     (e) For embedded DoD serially managed subassemblies, components, and parts that require unique item identification under paragraph (c)(1)(iii) of this clause, the contractor shall report at the time of delivery, either as part of, or associated with the Material Inspection and Receiving Report specified elsewhere in this contract, the following information:
          (1) Concatenated unique item identifier or DoD recognized unique identification equivalent of the parent item delivered under a contract line, subline, or exhibit line item that contains the embedded subassembly, component, or part.
          (2) Concatenated unique item identifier or DoD recognized unique identification equivalent of the embedded subassembly, component, or part.
          (3) Unique item identifier type. **
          (4) Issuing agency code (if concatenated unique item identifier is used). **
          (5) Enterprise identifier (if DoD concatenated unique item identifier is used). **
          (6) Original part number. **
          (7) Lot or batch number. **
          (8) Current part number (if not the same as the original part number). **
          (9) Current part number effective date. **
          (10) Serial number. **
          (11) Unit of measure.
          (12) Description.

** Once per item.
     (f) The Contractor shall submit the information required by paragraphs (d) and (e) of this clause in accordance with the data submission procedures at http://www.acq.osd.mil/dpap/UID/DataSubmission.html.
     (g) Subcontracts. If paragraph (c)(1) of this clause applies, the Contractor shall include this clause, including this paragraph (g), in all subcontracts issued under this contract.
(End of clause)

CHANGED	IA6091	252.217-7027	01-OCT-1998	CONTRACT DEFINITIZATION
     (a) A FIRM FIXED PRICE FOR CLINs 0021, 0022 AND COST PLUS FIXED FEE FOR CLINs 0023, 0024 PRICE contract modification is contemplated. The Contractor agrees to begin promptly negotiating with the Contracting Officer the terms of a definitive contract modification that will include (1) all clauses required by the Federal Acquisition Regulation (FAR) on the date of execution of the OVER AND ABOVE (O&A) contract action, (2) all clauses required by law on the date of execution of the definitive contract action, and (3) any other mutually agreeable clauses, terms and conditions. The Contractor agrees to submit a FIRM FIXED PRICE FOR CLINs 0021, 0022 WITH COST PLUS FIXED FEE FOR CLINs 0023, 0024 proposal and cost or pricing data supporting its proposal.
     (b) The schedule for definitizing this contract MODIFICATION is as follows:

Submission of Proposal:	50 DAYS AFTER AWARD DATE
Complete Government Evaluation:	120 DAYS AFTER AWARD DATE
Beginning of Negotiation:	140 DAYS AFTER AWARD DATE
Complete Negotiations:	150 DAYS AFTER AWARD DATE
DEFINITIZATION:	180 DAYS AFTER AWARD DATE
     (c) If agreement on a definitive contract action to supersede this O&A contract action is not reached by the target date in paragraph (b) of this clause, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the head of the contracting activity, determine a reasonable price or fee in accordance with Subpart 15.4 and Part 31 of the FAR, subject to Contractor appeal as provided in the Disputes clause. In any event, the Contractor shall proceed with completion of the contract, subject only to the Limitation of Government Liability clause.

PADDS ERRATA SHEET

PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD
          (1) After the Contracting Officer’s determination of price or fee, the contract shall be governed by —
               (i) All clauses required by the FAR on the date of execution of this contract action for either fixed-price or cost-reimbursement contracts, as determined by the Contracting Officer under this paragraph (c);
               (ii) All clauses required by law as of the date of the Contracting Officer’s determination; and
               (iii) Any other clauses, terms, and conditions mutually agreed upon.
          (2) To the extent consistent with subparagraph (c)(1) of this clause, all clauses, terms, and conditions included in this contract action shall continue in effect.
     (d) THE NOT TO EXCEED CEILING AMOUNT FOR THIS ACTION IS IDENTIFIED BELOW:

CLIN	CONTRACT TYPE	FUNDED AMOUNT	NTE AMOUNT	ACRN	OMA FUND SOURCE	OPA FUND SOURCE
0021AA	PFP	$[***]	$[***]	AE		$[***]
0022AA	PFP	$[***]	$[***]	AE		$[***]
0023AA	CPFF	$[***]	$[***]	AC		$[***]
0023AB	CPFF	$[***]	$[***]	AD	$[***]
0023AC	CPFF	$[***]	$[***]	AF	$[***]
0024AA	CPFF	$[***]	$[***]	AF	$[***]
0024AB	CPFF	$[***]	$[***]	AF	$[***]
0024AC	CPFF	$[***]	$[***]	AF	$[***]

			NTE TOTAL	OMA TOTAL		OPA TOTAL
FUNDED TOTAL		$[***]	$[***]	$ [***]		$[***]
     The limitation of the government’s liability for this action is $[***] which represents 50 percent of the Not-To-Exceed Ceiling Amount of $[***] and is subject to downward negotiation only. The definitive contract MODIFICATION resulting from this NOT TO EXCEED contract action will include a negotiated FIRM FIXED PRICE FOR CLINS 0021 AND 0023 AND A COST PLUS FIXED FEE FOR CLINs 00223 AND 0024 WHICH in no event is to exceed $[***].
(End of clause)

CHANGED	IA6121	252.222-7000	01-MAR-2000	RESTRICTIONS ON EMPLOYMENT OF PERSONNEL
     (a) The contractor shall employ, for the purposes of performing that portion of the contract work in TO BE DETERMINED, individuals who are residents thereof and who, in the case of any craft or trade, possess or would be able to acquire promptly the necessary skills to perform the contract.
     (b) The contractor shall insert the substance of this clause, including this paragraph (b), in each subcontract awarded under this contract.
(End of clause)

DELETED	IA6130	253.225-7027	01-APR-2003	RESTRICTION ON CONTINGENT FEES FOR FOREIGN MILITARY SALES

CHANGED	IE6810	52.245-4001	01-OCT-1992	SCHEDULE OF GOVERNMENT FURNISHED EQUIPMENT/MATERIAL/PROPERTY (USA/AMCOM)
     (a) The Government will make the Government-Furnished Equipment/Material/Property (GFE/GFM/GFP) listed below in paragraph (e) available to the Contractor for performance of the contract. This GFE/GFM/GFP shall be subject to the Government Property clause(s) located in Section I of this document.
     (b) Each offeror shall specify below the points to which the GFE/GFM/GFP shall be furnished. If the offeror fails to specify a delivery point below, the delivery point shall be the address specified by the offeror in Standard Form 33 block 15A of this document. If the Government ships by rail, the property will be furnished F.O.B. the siding nearest the delivery point. If the Government ships by truck, U.S. Mail, or commercial package service, the property will be furnished F.O.B. the delivery point.
Delivery Point: AeroVironment; Semi Valley Plant

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PADDS ERRATA SHEET

PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD
     (c) The Contractor shall accept delivery at the delivery point determined above. Upon acceptance, the contractor shall bear all costs incidental to any demurrage incurred and shall be responsible for any transportation of the property to the Contractor’s place of performance.
     (d) Transportation charges to the delivery point determined above ( ) SHALL BE (X) SHALL NOT BE a factor in the evaluation of offers. The origin shipping points shown below in paragraph (e) are for evaluation purposes only.
     (e) Schedule of GFE/GFM/GFP:

	NOMENCLATURE AND	ORIGIN		DIMENSIONS
	NATIONAL STOCK	SHIPPING	WEIGHT	L x W x H
QUANTITY	NUMBER	POINT	PER UNIT	(In Inches)
One each per Aircraft	P(y): Code GPS Card	n/a	n/a	n/a

Four each per System	Indigo Omega IR Camera	n/a	n/a	n/a
(End of clause)

AUTO	IF7148	52.215-19	01-OCT-1997	NOTIFICATION OF OWNERSHIP CHANGES

AUTO	IF7010	52.215-21	01-OCT-1997	REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA MODIFICATIONS

AUTO	IF7090	52.222-21	01-FEB-1999	PROHIBITION OF SEGREGATED FACILITIES

DELETED	IF7105	52.333-3	01-JAN-1997	HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY DATA

AUTO	IF7070	52.223-11	01-MAY-2001	OZONE-DEPLETING SUBSTANCES

AUTO/DEL	IF7135	52.234-1	01-DEC-1994	INDUSTRIAL RESOURCES DEVELOPED UNDER DEFENSE PRODUCTION ACT TITLE III

AUTO	IF7145	52.244-6	01-DEC-2004	SUBCONTRACTS FOR COMMERCIAL ITEMS

ADDED	IF7150	52.245-2	01-MAY-2004	GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS) (DEV 99-00012)

ADDED	IF7151	52.245-2	01-APR-1984	GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS) (DEV 99-00012) ALTERNATIVE 1 (DEV 99-00008)

ADDED	IF7060	52.245-5	01-JAN-1986	GOVERNMENT PROPERTY (COST-REIMBURSEMENT, TIME-AND-MATERIAL, OR LABOR-HOUR CONTRACTS) (MAY 2004) (DEV 99-00008)

ADDED	IF7156	52.245-17	01-APR-1984	SPECIAL TOOLING (DEV 99-00012)

ADDED	IF7157	52.245-17	01-APR-1984	SPECIAL TOOLING (APR 1984) (DEV 99-00012)-ALTERNATE I (DEV 99-00012)

AUTO	IF7195	52.252-2	01-FEB-1998	CLAUSES INCORPORATE BY REFERENCE

AUTO	IF7200	52.252-6	01-APR-1984	AUTHORIZED DEVIATIONS IN CLAUSES

AUTO/DEL	IA7071	252.208-7000	01-DEC-1991	INTENT TO FURNISH PRECIOUS METALS AS GOVERNMENT-FURNISHED MATERIALS

PADDS ERRATA SHEET

PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD

AUTO	IA7073	252.211-7005	01-FEB-2003	SUBSTITUTIONS FOR MILITARY OR FEDERAL SPECIFICATIONS AND STANDARDS

ADDED	IA7106	252.225-7043	01-JUN-1998	ANTITERRORISM/FORCE PROTECTION POLICY FOR DEFENSE CONTRACTORS OUTSIDE THE UNITED STATES

AUTO	IA7230	252.247-7023	01-MAY-2002	TRANSPORTATION OF SUPPLIES BY SEA

ADDED	IA7240	252.247-7024	01-MAR-2000	NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA

SECTION K-REFERENCE, CERTIFICATIONS AND OTHER STATEMENTS OF OFFICERS

ADDED	KF0003	52.203-11	01-APR-1991	CERTIFICATION AND DISCLOSURE REGARDING PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS

AUTO	KF0045	52.204-5	01-MAY-1999	WOMEN OWNED BUSINESS (OTHER THAN SMALL BUSINESS)

ADDED	KA0030	252.209-7001	01-SEP-2004	DISCLOSURE OF OWNERSHIP OR CONTROL BY HE GOVERNMENT OF A TERRORIST COUNTRY

ADDED	KA0015	252.225-7003	01-JUN-2005	REPORT OF INTENDED PERFORMANCE OUTSIDE THE UNITED STATES AND CANADA SUBMISSION WITH OFFER

ADDED	KA0016	352.225-7031	01-JUNE-2005	SECONDARY ARAB BOYCOTT OF ISRAEL

CHANGED	Ka6010	52.219-1	01-APR-2002	SMALL BUSINESS PROGRAM REPRESENTATIONS (MAY 2004)-ALTERNATE I (APR 2002)
     (a) (1) The North American Industry Classification System (NAICS) code for this acquisition is 336411.
          (2) The small business size standard is 1,500 employees.
          (3) The small business size standard for a concern which submits an offer in its own name, other than on a construction or service contract, but which proposes to furnish a product which it did not itself manufacturer, is 500 employees.
     (b) Representations. (1) The offeror represents as part of its offer that ( ) is; ( ) is not a small business concern.
          (2) (Complete only if the offeror represented itself as a small business concern in paragraph (b)(1) of this provision.) The offeror represents, for general statistical purposes, that it ( ) is; ( ) is not, a small disadvantaged business concern as defined in 13 CFR 124.1002.
          (3) (Complete only if the offeror represented itself as a small business concern in paragraph (b)(1) of this provision.) The offeror represents as part of its offer that it ( ) is; ( ) is not a women-owned small business concern.
          (4) (Complete only if the offeror represented itself as a small business concern in paragraph (b)(1) of this provision.) The offeror represents as part of its offer that it ( ) is; ( ) is not a veteran-owned small business concern.
          (5) (Complete only if the offeror represented itself as a veteran owned small business concern in paragraph (b)(4) of this provision.) The offeror represents as part of its offer that it ( ) is; ( ) is not a service-disabled veteran-owned small business concern.
          (6) (Complete only if the offeror has represented itself as a small business concern in paragraph (b)(1) of this provision.) The offeror represents, as part of its offer, and

PADDS ERRATA SHEET

PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD
               (i) It                      is,                      is not a HUBZone small business concern listed, on the date of this representation, on the List of Qualified HUBZone Small Business Concerns maintained by the Small Business Administration, and no material change in ownership and Control, principal officer, or HUBZone employee percentage has occurred since it was certified by the Small Business Administration in accordance with 13 CFR part 126, and
               (ii) It                      is,                      is not a joint venture that complies with the requirements of 13 CFR part 126, and the representation in paragraph (b)(6)(1) of this provision is accurate for the HUBZone small business concern or concerns that are participating in the joint venture. (The offeror shall enter the name or names of the HUBZone small business concern or concerns that are participating in the joint venture:                                                             .) Each HUBZone small business concern participating in the joint venture shall submit a separate signed copy of the HUBZone representation.
          (7) (Complete if offeror has represented itself as disadvantaged in paragraph (6)(2) of this provision.) (The offeror shall check the category in which its ownership falls):
                               Black American
                               Hispanic American
                               Native American (American Indians, Eskimos, Aleuts, or Native Hawaiians)
                               Asian-Pacific American (persons with origins from Burma, Thailand, Malaysia, Indonesia, Singapore, Brunei, Japan, China, Taiwan, Laos, Cambodia (Kampuchea), Vietnam, Korea, The Philippines, U.S. Trust Territory of the Pacific Islands (Republic of Palau), Republic of the Marshall Islands, Federated States of Micronesia, the Commonwealth of the Northern Mariana Islands, Guam, Samoa, Macao, Hong Kong, Fiji, Tonga, Kiribati, Tuvalu, or Nauru).
                               Subcontinent Asian (Asian-Indian) American (persons with origins from India, Pakistan, Bangladesh, Sri Lanka, Bhutan, the Maldives Islands, or Nepal).
                               Individual/concern, other than one of the preceding.
     (c) Definitions. As used in this provision — -
     “Service-disabled veteran-owned small business concern.”
          (1) Means a small business concern — -
               (i) Not less than 51 percent of which is owned by one or more service-disabled veterans or, in the case of any publicly owned business, not less than 51 percent of the stock of which is owned by one or more service-disabled veterans; and
               (ii) The management and daily business operations of which are controlled by one or more service disabled veterans or, in the case of a veteran with permanent and severe disability, the spouse or permanent caregiver of such veteran.
          (2) Service-disabled veteran means a veteran, as defined in 38 U.S.C. 101(2), with disability that is service-connected, as defined in 38 U.S.C. 101(16).
     “Small business concern” means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR Part 121 and the size standard in paragraph (a) of this provision.
     “Veteran-owned small business concern means a small business concern.”
          (1) Not less than 51 percent of which is owned by one or more veterans (as defined at 38 U.S.C. 101(2)) or, in the case of any publicly owned business, not less than 51 percent of the stock of which is owned by one or more veterans, and
          (2) The management and daily business operations of which are controlled by one or more veterans.
     “Women-owned small business concern” means a small business concern — -
          (1) That is at least 51 percent owned by one or more women; or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women; and
          (2) Whose management and daily business operations are controlled by one or more women.

PADDS ERRATA SHEET

PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD
     (d) Notice. (1) If this solicitation is for supplies and has been set aside, in whole or in part, for small business concerns, then the clause in this solicitation providing notice of the set aside contains restrictions on the source of the end items to be furnished.
          (2) Under 15 U.S.C. 645(d), any person who misrepresents a firm’s status as a small, HUBZone small, small disadvantage, or women-owned small business concern in order to obtain a contract to be awarded under the preference programs established pursuant to sections 8(a), 8(d), 8 or 15 of the Small Business Act or any other provision of Federal law that specifically references section 8(d) for a definition of program eligibility shall
               (i) Be punished by imposition of fine, imprisonment or both:
               (ii) Be subject to administrative remedies, including suspension and debarment; and
               (iii) Be ineligible for participation in programs conducted under the authority of the Act.
(End of provision)

CHANGED	KF6020	52.219-10	1-MAY-2004	SMALL BUSINESS PROGRAM REPRESENTATIONS
     (a) (1) The North American Industry Classification System (NAICS) code for this acquisition is 336411.
          (2) The small business size standard is 1,500 employees.
          (3) The small business size standard for a concern which submits an offer in its own name, other than on a construction or service contract, but which proposes to furnish a product which it did not itself manufacturer, is 500 employees.
     (b) Representations. (1) The offeror represents as part of its offer that ( ) is; ( ) is not a small business concern.
          (2) (Complete only if the offeror represented itself as a small business concern in paragraph (b)(1) of this provision.) The offeror represents, for general statistical purposes, that it ( ) is; ( ) is not, a small disadvantaged business concern as defined in 13 CFR 124.1002.
          (3) (Complete only if the offeror represented itself as a small business concern in paragraph (b)(1) of this provision.) The offeror represents as part of its offer that it ( ) is; ( ) is not a women-owned small business concern.
          (4) (Complete only if the offeror represented itself as a small business concern in paragraph (b)(1) of this provision.) The offeror represents as part of its offer that it ( ) is; ( ) is not a veteran-owned small business concern.
          (5) (Complete only if the offeror represented itself as a veteran-owned small business concern in paragraph (b)(4) of this provision.) The offeror represents as part of its offer that it ( ) is; ( ) is not a service-disabled veteran-owned small business concern.
          (6) (Complete if offeror has represented itself as disadvantaged in paragraph (b)(2) of this provision.) (The offeror shall check the category in which its ownership falls):
                               Black American
                               Hispanic American
                               Native American (American Indians, Eskimos, Aleuts, or Native Hawaiians)
                               Asian-Pacific American (persons with origins from Burma, Thailand, Malaysia, Indonesia, Singapore, Brunei, Japan, China, Taiwan, Laos, Cambodia (Kampuchea), Vietnam, Korea, The Philippines, U.S. Trust Territory of the Pacific Islands (Republic of Palau), Republic of the Marshall Islands, Federated States of Micronesia, the Commonwealth of the Northern Mariana Islands, Guam, Samoa, Macao, Hong Kong, Fiji, Tonga, Kiribati, Tuvalu, or Nauru).
                               Subcontinent Asian (Asian-Indian) American (persons with origins from India, Pakistan, Bangladesh, Sri Lanka, Bhutan, the Maldives Islands, or Nepal).
                               Individual/concern, other than one of the preceding.
     (c) Definitions. As used in this provision — -
     “Service-disabled veteran-owned small business concern.” — -

PADDS ERRATA SHEET

PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD
          (1) Means a small business concern — -
               (i) Not less than 51 percent of which is owned by one or more service-disabled veterans or, in the case of any publicly owned business, not less than 51 percent of the stock of which is owned by one or more service-disabled veterans; and
               (ii) The management and daily business operations of which are controlled by one or more service disabled veterans or, in the case of a veteran with permanent and severe disability, the spouse or permanent caregiver of such veteran.
          (2) Service-disabled veteran means a veteran, as defined in 38 U.S.C. 101(2), with disability that is service-connected, as defined in 38 U.S.C. 101(16).
     “Small business concern” means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR Part 121 and the size standard in paragraph (a) of this provision.
     “Veteran-owned small business concern means a small business concern” — -
          (1) Not less than 51 percent of which is owned by one or more veterans (as defined at 38 U.S.C. 101(2)) or, in the case of any publicly owned business, not less than 51 percent of the stock of which is owned by one or more veterans, and
          (2) The management and daily business operations of which are controlled by one or more veterans.
     “Women-owned small business concern” means a small business concern — -
          (1) That is at least 51 percent owned by one or more women; or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women; and
          (2) Whose management and daily business operations are controlled by one or more women.
     (d) Notice. (1) if this solicitation is for supplies and has been set aside, in whole or in part, for small business concerns, then the clause in this solicitation providing notice of the set-aside contains restrictions on the source of the end items to be furnished.
          (2) Under 15 U.S.C. 645(d), any person who misrepresents a firm’s status as a small, HUBZone small, small disadvantage, or women-owned small business concern in order to obtain a contract to be awarded under the preference programs established pursuant to sections 8(a), 8(d), 9 or 15 of the Small Business Act or any other provision of Federal law that specifically references section 8(d) for a definition of program eligibility, shall —
               (i) Be punished by imposition of fine, imprisonment, or both;
               (ii) Be subject to administrative remedies, including suspension and debarment; and
               (iii) Be ineligible for participation in programs conducted under the authority of the Act.
(End of provision)

CHANGED END	KF6005	52-222-18	01-FEB-2001	CERTIFICATION REGARDING KNOWLEDGE OF CHILD LABOR FOR LISTED PRODUCTS
     (a) Definition. Forced or indentured child labor means all work of service — -
          (1) Exacted from any person under the age of 18 under the menace of any penalty for its nonperformance and for which the worker does not offer himself voluntarily; or
          (2) Performed by any person under the age of 18 pursuant to a contract the enforcement of which can be accomplished by process or penalties
     (b) Listed end products. The following end product(s) being acquired under this solicitations is (are) included in the List of Products Requiring Contractor Certification as to Forced or Indentured Child Labor, identified by their country of origin. There is a reasonable basis to believe that listed end products from the listed countries of origin may have been mined, produced, or manufactured by forced or indentured child labor.
     Listed End Products                    Listed of Countries of Origin

PADDS ERRATA SHEET

PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD
     (c) Certification. The government will not make award to an offer unless the offeror, by checking the appropriate block, certificates to either paragraph (c)(1) or paragraph (c)(2) of this provisions.
     ( ) (1) The offeror will not supply any end product listed in paragraph (b) of this provision that was mined, produced, or manufactured in a corresponding country as listed for that end product.
     ( ) (2) The offeror may supply any end product listed in paragraph (b) of this provision that was mined, produced, or manufactured in a corresponding country as listed for that end product. The offeror certifies that it has made a good faith effort to determine whether forced or indentured child labor was used to mine, produce, or manufacturer such end product. On the basis of those efforts, the offeror certifies that it is not aware of any such use of child labor.
(End of provision)

ADDED	KF7003	52.203-2	01-APR-1985	CERTIFICATE OF INDEPENDENT PRICE DETERMINATION

ADDED	KF7030	52.204-8	01-JAN-2005	ANNUAL REPRESENTATIONS AND CERTIFICATIONS

ADDED	KF7014	52.307-4	01-AUG-1987	ECONOMIC PURCHASE QUANTITY — SUPPLIES

ADDED	KF7025	52.209-2	01-DEC-2001	CERTIFICATION REGARDING DEBARMENT, SUSPENSION, PROPOSED DEBARMENT, AND OTHER RESPONSIBILITY MATTERS

ADDED	KF7020	52.215-6	01-OCT-1997	PLACE OF PERFORMANCE

ADDED	KF7160	52.222-32	01-FEB-1999	PREVIOUS CONTRACTS AND COMPLIANCE REPORTS

ADDED	KF7170	52.222-25	01-APR-1984	AFFIRMATIVE ACTION COMPLIANCE

ADDED	KF7195	52.227-5	01-APR-1984	ROYALTY INFORMATION

ADDED	KF7201	52.230-1	01-JUN-2000	COST ACCOUNTING STANDARDS NOTICES AND CERTIFICATION

ADDED	KF7120	252.225-7000	01-JUN-2005	BUY AMERICAN ACT-BALANCE OF PAYMENTS PROGRAM CERTIFICATE

SECTION L-INSTRUCTIONS, CONDITIONS, AND NOTICES TO OFFERORS

ADDED	LF0250	52.214-34	01-APR-1991	SUBMISSION OF OFFERS IN THE ENGLISH LANGUAGE

ADDED	LF0255	52.214-35	01-APR-1991	SUBMISSION OF OFFERS IN U.S. CURRENCY

ADDED	LF0154	52.215-16	01-JUNE-2003	FACILITIES CAPITAL COST OF MONEY

ADDED	LF0170	52.222-24	01-FEB-1999	PREAWARD ON-SITE EQUAL OPPORTUNITY COMPLIANCE EVALUATION

CHANGED	LF8020	52.215-5	01-OCT-1997	FACSIMILE PROPOSALS
For the purpose of this clause the blank is completed as follows: (TBD)
     (c)
(END OF PROVISION)

CHANGED	LF6060	52.216-1	01-APR-1984	TYPE OF CONTRACT

PADDS ERRATA SHEET

PIIN/SIIN	W58RGZ-04-C-0025	MOD/AMD
The Government contemplates award of a FIRM FIXED PRICE with COST PLUS FIXED FIXED FEE CLINs contract resulting from the solicitation.
(END OF PROVISION)

ADDED/TIL	LA0040	252.211-7001	01-DEC-1991	AVAILABILITY OF SPECIFICATIONS AND STANDARDS NOT LISTED IN DODISS, DATA ITEM DESCRIPTIONS NOT LISTED IN DOD 5010.12-L, AND PLANS DRAWINGS, AND OTHER PERTINENT DOCUMENTS

ADDED	LF7030	52.211-2	01-DEC-2003	AVAILABILITY OF SPECIFICATIONS LISTED IN THE DOD INDEX OF SPECS AND STDS (DODISS) AND DESCRIPTIONS LISTED IN THE ACQ MGMT SYSTEMS AND DATA REQUIREMENTS CONTROL LIST, DOD 5010.12L

ADDED	LF7012	52.214-31	01-DEC-1989	FACSIMILE BIDS

ADDED	LF7018	52.215-20	01-OCT-1997	REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA

ADDED	LF7025	52.232-28	01-MAR-2000	INVITATION TO PROPOSE PERFORMANCE-BASED PAYMENTS

ADDED	LF7026	52.232-28	01-MAR-2000	INVITATION TO PROPOSE PERFORMANCE-BASED PAYMENT (MAR 2000) ALTERNATE I

ADDED	LF7050	52.233-2	01-AUG-1996	SERVICE OF PROTEST

ADDED	LF7200	52.252-1	01-FEB-1998	SOLICITATION PROVISIONS INCORPORATED BY REFERENCE

ADDED	LF7080	252.217-7026	01-NOV-1995	IDENTIFICATION OF SOURCES OF SUPPLY

AUTO	LS7017	52.204-4000	01-OCT-2000	SIGNATURE AUTHORITY (USAAMCOM)

ADDED	LS7090	52.215-4716	01-MAY-2003	PARTICIPATION IN THE PARTNERING PROCESS (USAAMCOM)

SECTION M-EVALUATION FACTORS FOR AWARD

ADDED	MA0010	252.325-7032	01-APR-2003	WAIVER OF UNITED KINGDOM LEVIES-EVALUATION OF OFFERS

ADDED	MO7040	52.215-4012	01-OCT-1992	EVALUATION OF SHIPPING CHARGES FOR GOVERNMENT FURNISHED EQUIPMENT / MATERIAL / PROPERTY AND/OR GOVERNMENT LOANED PROPERTY (USAAMCOM)

INDIVIDUAL CONTRACTING ACTION REPORT
Report Control Symbol DD-AT&L(M)1014

A1	Type of Report 0 (0) Original; (1) Canceling; or (2) Correcting

A2	Report Number 001671-4

A3	Contracting Office

A3A	Reporting Agency FIPS 95 Code 2100

A3B	Contracting Office Code W58RGZ

A4	Name of Contracting Office US ARMY AVIATION & MISSILE COMMAND

B1	Contract Identification Information

B1A	Contract Number W58RGZ-04-C-0025

B1B	Origin of Contract A (A) DoD; (B) NASA; or (C) Other Non-DoD Agency

B1C	Consolidated or Bundled Contract N (C) Consolidated Contract; (Y) Bundled, not Consolidated Contract; or (N) Neither Consolidated nor Bundled

B1D	Bundled Contract Exception (A) Mission Critical: (B) OMB Circular A-76; or (C) Other

B1E	Performance Based Service Contract N (Y) Yes; or (N) No

B2	Modification, Order, Or Other ID Number

B2A	Order, or Other ID Number

B2B	Modification Number

B3	Action Date (yyyymmdd) 20040102

B4	Completion Date (yyyymmdd) 20041231

B5	Contractor Identification Information

B5A	Contractor Identification Number (DUNS) 058024456

B5B	Government Agency N (Y) Yes; or (N) No

B5D	Contractor Name and Division Name

Contractor AEROVIRONMENT INC

Division

B5E	Contractor Address

Street or PO Box 825 SOUTH MYRTLE

City or Town MONROVIA

State or Country CA Zip Code 91016-3424

B5F	Taxpayer Identification Number 952705790

B5G	Parent Taxpayer Identification Number

B5H	Parent Name

INDIVIDUAL CONTRACTING ACTION REPORT
Report Control Symbol DD-AT&L(M)1014

B6	Principal Place of Performance

B6A	City or Place Code 48648

B6B	State or Country Code 06

B6C	City or Place and State or Country Name MONROVIA CA

B7	Type Obligation 1 (1) Obligation; (2) Deobligation; or (3) No Dollars Obligated or Deobligated

B8	Obligated or Deobligated Dollars (Enter Whole Dollars Only) $[***]

B9	Foreign Military Sale N (Y) Yes; or (N) No

B10	Multiyear Contract N (Y) Yes; or (N) No

B11	Total Estimated Contract Value (Enter Whole Dollars Only) $[***]

B12	Principal Product or Service

B12A	Federal Supply Class or Service Code 1550

B12B	DoD Claimant Program Code A4B

B12C	MDAP, MAIS, or Other Program Code GHL

B12D	NAICS Code 336411

B12E	Name or Description W58RGZ-04-C-0025/RAVEN SYS

B 12F	EPA-Designated Product(s) E (A) EPA-Designated Product(s) with Minimum Recovered
Material Content; (B) FAR 23.405(c)(I) Justification; (C) FAR 23.405(c)(2) Justification; (D) FAR 23.405(c)(3) Justification; or (E) No EPA-Designated Product(s) Acquired

B 12G	Recovered Material Clauses (A) FAR 52.223-4: or (B) FAR 52.223-4 and FAR 52.223-9

BI3	Kind of Action

B13A	Contract or Order 3 (1) Letter Contract; (3) Definitive Contract; (4) Order under an Agreement; (5) Order under Indefinite-Delivery Contract; (6) Order under Federal Schedule; (7) BPA Order under Federal Schedule; (8) Order from Procurement List; or (9) Award under FAR Part 13

B13B	Type of Indefinite-Delivery Contract (A) Requirements Contract (FAR 52.216-21); (B) Indefinite-Quantity Contract (FAR 52.216-22): or (C) Definite-Quantity Contract (FAR 52.216-20)

B13C	Multiple or Single Award Indefinite-Delivery Contract (M) Multiple Award; or (S) Single Award

B13D	Modification (A) Additional Work (new agreement); (B) Additional Work (other); (C) Funding Action: (D) Change Order; (E) Termination for Default; (F) Termination for Convenience; (G) Cancellation; (H) Exercise of an Option; or (J) Definitization

B13E	Multiple Award Contract Fair Opportunity (A) Fair Opportunity Process; (B) Urgency; (C) One/Unique Source; (D) Follow-On Contract; or (E) Minimum Guarantee

B13F	Indefinite-Delivery Contract Use (A) Government-Wide; (B) DoD-Wide; (C) DoD Department or Agency Only; or (D) Contracting Office Only

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Instrument Nbr.: W58RGZ-04-C-0025
Report Nbr: 001671-4
INDIVIDUAL CONTRACTING ACTION REPORT
Report Control Symbol DD-AT&L(M)1014

B13G	Indefinite-Delivery Contract Ordering Period Ending Date (yyyymmdd)

B14	CICA Applicability B (A) Pre-CICA; (B) CICA Applicable; (C) Simplified Acquisition Procedures Other than FAR Subpart 13.5; or (D) Simplified Acquisition Procedures Pursuant to FAR Subpart 13.5

B15	Information Technology Products or Services (A) Commercially Available Off-the-Shelf Item; (B) Other Commercial Item of Supply; (C) Nondevelopmental Item Other than Commercial Item; (D) Other Noncommercial Item of Supply; (E) Commercial Service; or (F) Noncommercial Service.

B16	Clinger-Cohen Act Planning Compliance (Y) Yes; or (N) No

Do not complete Part C if Line B5B is coded Y.

Cl	Synopsis N (A) Synopsis Only; (B) Combined Synopsis/Solicitation; or (N) Not Synopsized

C2	Reason Not Synopsized (A) Urgency: (B) FAR 5.202(a)(13); (C) SBA/OFPP Pilot Program; or (Z) Other Reason

C3	Extent Competed D (A) Competed Action; (B) Not Available for Competition; (C) Follow-On to Competed Action; or (D) Not Competed

C4	Sea Transportation N (Y) Yes — Positive Response to DFARS 252.247-7022 or 252.212- 7000(c)(2); (N) No — Negative Response to DFARS 252.247-7022 or 252.212-7000(c)(2); or (U) Unknown - No Response or Provision Not Included in Solicitation

C5	Type of Contract J (A) Fixed-Price Redetermination; (J) Firm-Fixed-Price; (K) Fixed-Price Economic Price Adjustment; (L) Fixed-Price Incentive; (M) Fixed-Price-Award-Fee; (R) Cost-Plus-Award- Fee; (S) Cost Contract; (T) Cost-Sharing; (U) Cost-Plus-Fixed-Fee; (V) Cost-Plus-Incentive-Fee. (Y) Time-and-Materials; or (Z) Labor-Hour

C6	Number of Offerors Solicited 1 (1) One; or (2) More than One

C7	Number of Offers Received 001

C8	Solicitation Procedures (A) Full and Open Competition-Sealed Bid; (B) Full and Open Competition-Competitive Proposal; (C) Full and Open Competition-Combination; (D) Architect–Engineer; (E) Basic Research; (F) Multiple Award Schedule; (G) Alternative Sources; (K) Set-Aside; or (N) Other
than Full and Open Competition

C9	Authority for Other Than Full and Open Competition 2A (1A) Unique Source; (1B) Follow-On Contract; (1C) Unsolicited Research Proposal; (1D) Patent or Data Rights; (1E) Utilities; (1F) Standardization; (1G) Only One Source-Other; (2A) Urgency; (3A) Particular Sources; (4A) International Agreement; (5A) Authorized by Statute; (5B) Authorized Resale; (6A) National Security; or (7A) Public Interest

C10	Subject to Labor Standards Statutes Z (A) Walsh-Healey Act; (C) Service Contract Act; (D) Davis-Bacon Act; or (Z) Not Applicable

C11	Cost or Pricing Data N (Y) Yes-Obtained; (N) No-Not Obtained; or (W) Not Obtained-Waived

C12	Contract Financing Z (A) FAR 52.232-16; (C) Percentage of Completion Progress Payments; (D) Unusual Progress Payments or Advance Payments; (E) Commercial Financing; (F) Performance-Based Financing; or (Z) Not Applicable

C 13	Foreign Trade Data

C13A	Place of Manufacture (A) U.S.; or (B) Foreign

C13B	Country of Origin Code

C14	Commercial Item N (Y) Yes-FAR 52.212-4 Included; or (N) No-FAR 52.212-4 Not Included

Instrument Nbr.: W58RGZ-04-C-0025
Report Nbr: 001671-4
INDIVIDUAL CONTRACTING ACTION REPORT
Report Control Symbol DD-AT&L(M)1014

Do not complete Part D if Line B5B is coded Y or if Line B13A is coded 6.

D1	Type of Contractor

D1A	Type of Entity (A) Small Disadvantaged Business (SDB) Performing in U.S.; (B) Other Small Business (SB) Performing in US.; (C) Large Business Performing in U.S.; (D) JWOD Participating Nonprofit Agency; (F) Hospital; (L) Foreign Concern or Entity; (M) Domestic Firm Performing Outside U.S.; (T) Historically Black College or University (HBCU); (U) Minority Institution (MI); (V) Other Educational or (Z) Other Nonprofit

D1B	Women-Owned Business N (Y) Yes; (N) No; or (U) Uncertified

D1C	HUBZone Representation N (Y) Yes; or (N) No

D1D	Ethnic Croup (A) Asian-Indian American; (B) Asian-Pacific American; (C) Black American; (D) Hispanic American; (E) Native American; (F) Other SDB Certified or Determined by SBA; or (Z) No Representation

D1E	Veteran-Owned Small Business (A) Service-Disabled Veteran; or (B) Other Veteran

D2	Reason Not Awarded to SDB A (A) No Known SDB Source; (B) SDB Not Solicited; (C) SDB Solicited and No Offer Received; (D) SDB Solicited and Offer Was Not Low; or (Z) Other Reason

D3	Reason Not Awarded to SB (A) No Known SB Source; (B) SB Not Solicited; (C) SB Solicited and No Offer Received; (D) SB Solicited and Offer Was Not Low; or (Z) Other Reason

D4	Set-Aside or Preference Program

D4A	Type of Set-Aside A (A) None; (B) Total SB Set-Aside; (C) Partial SB Set-Aside; (D) Section 8(a) Set-Aside or Sole Source; (E) Total SDB Set-Aside; (F) HBCU or MI-Total Set-Aside; (G) HBCU or MI-Partial Set-Aside; (H) Very Small Business Set-Aside; (J) Emerging Small Business Set-Aside; (K) HUBZone Set-Aside or Sole Source; (L) Combination HUBZone and 8(a); (M) Service Disabled Veteran Owned SB Set-Aside; (N) Service Disabled Veteran Owned SB Sole Source

D4B	Type of Preference A (A) None; (B) SDB Price Evaluation Adjustment-Unrestricted; (C) SBD Preferential Consideration-Partial SB Set-Aside; (D) HUBZone Price Evaluation Preference; or (E) Combination HUBZone Price Evaluation Preference and SDB Price Evaluation Adjustment

D4C	Premium Percent

D7	Small Business Innovation Research (SBIR) Program A (A) Not a SBIR Program Phase I, II, or III; (B) SBIR Program Phase 1 Action; (C) SBIR Program Phase II Action; or (D) SBIR Program Phase III Action

D8	Subcontracting Plan-SB, SDB, HBCU, or MI B (A) Plan Not Included-No Subcontracting Possibilities; (B) Plan Not Required; (C) Plan Required-Incentive Not Included; or (D) Plan Required- Incentive Included

D9	Small Business Competitiveness Demonstration Program N (Y) Yes; or (N) No

D10	Size of Small Business

Employees (A)50 or fewer	Annual Gross Revenues
(B) 51- 100	(M) $1 million or less
(C) 101-250	(N) Over $1 million — $2 million
(D) 251 -500	(P) Over $2 million — $3.5 million
(E) 501 — 750	(R) Over $3.5 million — $5 million
(F) 751 — 1000	(S) Over $5 million — $10 million
(G) Over 1000	(T) Over $10 million — $17 million
(U) Over 517 million.

D11	Emerging Small Business (Y) Yes; or (N) No

Instrument Nbr.: W58RGZ-04-C-0025
Report Nbr: 001671-4
INDIVIDUAL CONTRACTING ACTION REPORT
Report Control Symbol DD-AT&L(M)1014

E1	Contingency, Humanitarian, or Peacekeeping Operation (Y) Yes; or leave Blank

E2	Cost Accounting Standards Clause Y (Y) Yes; or Leave Blank

E3	Requesting Agency Cade (FIPS 95-2)

E4	Requesting Activity Code

E5	Number of Actions 1

E6	Payment by GPC

F1	Name of Contracting Officer or Representative RELOCATED TO

F2	Signature

F3	Telephone Number (256) 313-4084

F4	Date (yyyymmdd)